Exhibit 10.2

LICENSE AND COLLABORATON AGRFEMENT

BETWEEN

BOEHBINGER INGELHEIM INTERNATIONAL GMBH

AND

ZEALAND PHARMA A/S

BI Contract No.: 43037553

CONFIDENTIAL

i

LIST OF APPENDIXES:

Appendix 1.33	Data Room Requirements
Appendix 1.50	Glucagon/GLP-1 Dual Agonist
Appendix 1.66	Master Development Plan
Appendix 1.68	New Generation Compound
Appendix 1.94	Research Plan
Appendix 1.112	Zealand Pharma Patent Rights
Appendix 7.2	Co-Promotion Agreement
Appendix 11.3	Zealand Pharma’s Product Development Procedures
Appendix 12.3	Phase I Clinical Trial Expense
Appendix 12.7	Requirements for Invoice
Appendix 19.2	Press Release

ii

This License and Collaboration Agreement (the “Agreement”) effective as of 15 June 2011 (the “Effective Date”) is entered into by and between Zealand Pharma A/S (“Zealand Pharma”), Smedeland 36, 2600 Glostrup, Denmark (VAT-ID No: DK 20 04 50 78) and Boehringer Ingelheim International GmbH (“BI”), Binger Strasse 173 55216 Ingelheim am Rhein, Germany (VAT-ID No: DE 811138149). Zealand Pharma and BI may hereinafter also be referred to individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Zealand Pharma is a company which owns and controls certain patent applications, proprietary know-how, scientific and technical information with respect to peptide drug development, peptide drug delivery and peptide drug formulation technologies and has expertise relating to the research, development, manufacture and formulation of peptides in a broad range of therapeutic areas including diabetes, metabolism and cardiovascular disease.

WHEREAS, BI is a research based pharmaceutical company which possesses expertise and resources relating to the research, development, manufacture, marketing and sale of pharmaceutical compounds and products. In particular, BI has expertise in drug development in the fields of diabetes and obesity, in the manufacturing of biologicals, and in the design and implementation of clinical trials.

WHEREAS, Zealand Pharma has specific expertise in glucagon like peptide 1 (GLP-1) agonists and has developed new Glucagon/GLP-1 Dual Agonists (as defined below), including a compound designated for its internal purposes as ZP2929 (“ZP2929”), which is being investigated for use in cardiometabolic fields, including diabetes and obesity.

WHEREAS, BI is interested in collaborating with Zealand Pharma in connection with the further development of ZP2929 and other Glucagon/GLP-1 Dual Agonists, and wishes to obtain an exclusive license for Zealand Pharma’s Glucagon/GLP-1 Dual Agonists, including ZP2929.

WHEREAS, BI has proposed to Zealand Pharma a Phase IIa development program for ZP2929 that is broader than the Phase IIa development program initially anticipated by Zealand Pharma.

WHEREAS, Zealand Pharma may also identify New Generation Compounds (as defined below) and wishes to provide BI with a first right of negotiation with respect to an agreement for a license covering such New Generation Compounds, all in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the representations, covenants and agreements contained herein, Zealand Pharma and BI, intending to be legally bound, hereby agree as follows:

1.             DEFINITIONS

1.1.                            “Acquiring Group” shall have the meaning assigned in Section 1.19.

1.2.                            “Adjusted Net Sales” shall have the meaning assigned in Section 12.8.3(a).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.3.                            “Affiliate” means any company, corporation, partnership or other entity which controls, is controlled by, or is under common control with a Party. A Party shall be regarded as in control of another company for the purposes of this Agreement if it owns or directly or indirectly controls more than fifty percent (50%) of the voting share capital of the other company or, in the absence of ownership of more than fifty percent (50%) of the voting share capital of the company, if it has the power to control the composition or activities of its board of directors.

1.4.                            “Base Net Sales” shall have the meaning assigned in Section 12.8.3(a).

1.5.                            “BI Intellectual Property” means collectively BI Know-How and BI Patents.

1.6.                            “BI Know-How” means any and all Know-How Controlled by BI and/or any of its Affiliates prior to and/or during the term of this Agreement, excluding Collaboration Know-How and Zealand Pharma Know-How.

1.7.                            “Biosimilars Act” shall have the meaning assigned in Section 14.9.2.

1.8.                            “Biosimilars Applicant” shall have the meaning assigned in Section 14.9.2.

1.9.                            “Biosimilar Product” means a biological medicinal product that is equivalent to a biological medicinal product that has previously obtained Regulatory Approval and which has an active substance that is equivalent to the active substance of the biological reference medicinal product.

1.10.                     “BI Patents” means all Patent Rights (excluding BI Product Development Patents) Controlled as of the Effective Date, or becoming Controlled by BI or BI’s Affiliates during the Term of this Agreement, that would be infringed by Zealand Pharma’s exercise of its rights and performance of its obligations under this Agreement, excluding Collaboration Patents and Zealand Pharma Patents.

1.11.                     “BI Product Development Intellectual Property” means collectively BI Product Development Know-How and BI Product Development Patents.

1.12.                     “BI Product Development Know-How” means the Know-How Controlled by BI or its Affiliates that results from activities carried out with respect to a Development Candidate or a Product including such Development Candidate, excluding Collaboration Know-How and Zealand Pharma Know-How.

1.13.                     “BI Product Development Patents” means in respect to a Development Candidate or Product including such Development Candidate, all Patent Rights that are invented by or on behalf of BI or its Affiliates (other than by Zealand Pharma or any of its Affiliates) other than within the scope and in the course of the Research Collaboration. For the sake of clarity, the subject matter of such Patent Rights may include [***]. For the avoidance of doubt, BI Product Development Patents excludes Collaboration Patents and Zealand Pharma Patents.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.14.                     “BLA” shall have the meaning assigned in Section 14.9.2.

1.15.                     “BLA Materials” shall have the meaning assigned in Section 14.9.2.

1.16.                     “Breaching Party” shall have the meaning assigned in Section 15.2.

1.17.                     “Business Day” means any day of the week except Saturday or Sunday, or any bank holiday in either Copenhagen (Denmark) or Ingelheim (Germany).

1.18.                     “Calendar Quarter” means a period of three (3) calendar months ending on March 31, June 30, September 30 or December 31 in any calendar year and “Calendar Semester” means a period of six (6) calendar months ending on June 30 or December 31 in any calendar year.

1.19.                     “Change of Control” means, with respect to a Party, any of the following events: (i) the acquisition by any person or group or entity that is a Third Party of “beneficial ownership” (as hereinafter defined) directly or indirectly, of more than fifty percent (50%) of the shares of the Party’s capital stock or other voting securities then outstanding the holders of which have genera voting power under ordinary circumstances to elect at least a majority of the Party’s board of directors or equivalent body (the “Voting Stock”); (ii) the approval by the shareholders of the Party of a merger, share exchange, reorganization, consolidation or other similar transaction of the Party with a Third Party and the consummation of such transaction (a “Transaction”), other than a Transaction which would result in the beneficial owners of Voting Stock of the Party immediately prior thereto continuing to beneficially own (either by such Voting Stock remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the Voting Stock of the Party or such surviving entity immediately after such Transaction: or (iii) the approval by the shareholders of the Party of a complete liquidation or dissolution of the Party or a sale or disposition of all or substantially all of the assets of the Party to a Third Party and the consummation of such transaction. For the purpose of this definition, “beneficial ownership” means ownership of a security by any person or group or entity who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (X) voting power which includes the power to vote, or to direct the voting of, such security; and/or (Y) investment power which includes the power to dispose or to direct the disposition of, such security. Such Third Party or group of Third Parties, and its and/or their respective Affiliates (other than the Party and its Affiliates at the time of the Change of Control of the Party), are hereinafter referred to as the “Acquiring Group”.

1.20.                     “Claim” means any charge, complaint, action, suit proceeding, hearing, investigation, claim or demand.

1.21.                     “Collaboration Compound” means [***].

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.22.                     “Collaboration Intellectual Property” means collectively the Collaboration Know-How and Collaboration Patents.

1.23.                     “Collaboration Know-How” means any and all Know-How developed or obtained during the Research Collaboration Term in the course of performing the Research Collaboration, by at least one Representative of a Party, including (a) solely by one or more Representatives of one Party without contribution from the Representatives of the other Party, or (b) jointly by at least one Representative of each Party. Collaboration Know-How includes any Know-How (including Platform Technology) developed or obtained during the Research Collaboration Term in the course of performing the Research Collaboration. Collaboration Know-How excludes Collaboration Patents, BI Know-How, BI Product Development Know-How and Zealand Pharma Know-How.

1.24.                     “Collaboration Patents” means any and all Patent Rights Invented during the Research Collaboration Term in the course of performing the Research Collaboration, by at least one Representative of a Party, including (a) solely by one or more Representatives of one Party without contribution from the Representatives of the other Party, or (b) jointly by at least one Representative of each Party. Collaboration Patents excludes Collaboration Know-How BI Patents, BI Product Development Patents and Zealand Pharma Patents.

1.25.                     “Combination Product” means [***].

1.26.                     “Commercialization” or “Commercialize” means engaging in any and all activities directed to manufacturing, marketing, promoting, distributing, offering for sale, selling, importing, exporting, exploiting a Product, and conducting post Regulatory Approval studies.

1.27.                     “Compound” means [***].

1.28.                     “Compound Side Letter” shall have the meaning assigned in Section 1.21.

1.29.                     “Confidential Information” shall have the meaning assigned in Section 13.1.

1.30.                     “Control” or “Controlled” means the possession of the right to grant a license or sublicense hereunder to intangible or intellectual property rights (including Patent Rights, Know-How, trade secrets, and rights to access or cross-reference regulatory filings) without violating the terms of, or increasing the amount of any payments required under, any agreement or other arrangement with any Third Party existing at the Effective Date or, in the case of intellectual property rights acquired after the Effective Date, any agreement or other arrangement under which such rights were acquired (the Parties to use Reasonable Commercial Efforts to obtain that any agreement or arrangement under which such rights are acquired after the Effective Date allows the performance of the obligations and the exercise of the rights of the Parties under this Agreement without additional conditions. limitations, or obligations, provided that the foregoing shall not be deemed to require a Party to pay any additional amounts to obtain such rights).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Notwithstanding anything to the contrary herein, in the event of a Change of Control of Zealand Pharma, any Patent Rights or Know-How of any person within the Acquiring Group shall not be included in any of the licenses or other rights granted under this Agreement by Zealand Pharma, and the term ‘Control’ shall not be applied to such Patent Rights or Know-How, except to the extent that Patent Rights or Know-How are Invented, developed or obtained by any person within the Acquiring Group as part of the activities under this Agreement.

1.31.                     “Co-Packaged Product” means a single packaged product containing a Product and one or more other therapeutically or prophylactically active products as separate components in a co-packaged form.

1.32.                     “Co-Promotion” means for the purposes of this Agreement that Zealand Pharma’s sales force is used, in whole or in part, to promote the same BI Product, with the same Regulatory Approval, and with BI booking all sales.

1.33.                     “Data Room” means an electronic data and document repository, accessible to duly-authorized representatives of Zealand Pharma and BI on a server maintained by BI, on which key documents relating to the Development of Collaboration Compounds and Products are filed promptly after they become available. The Data Room shall include all data and documents listed in Appendix 1.33.

1.34.                     “Development” or “Develop” means engaging in preclinical and clinical drug development activities with respect to a Collaboration Compound, including but not limited to, discovery, test method development stability testing, toxicology, formulation, process development,            manufacturing     scale-up, development-stage manufacturing, analytical method validation, manufacturing process validation, cleaning validation, post-approval changes, quality assurance/quality control, statistical analysis, report writing, preclinical and clinical studies, regulatory, pricing and reimbursement filing submission and approval and regulatory affairs.

1.35.                     “Development Candidate” means any Collaboration Compound which achieves SoPD status as defined below.

1.36.                     “Disclosing Party” shall have the meaning assigned in Section 13.1.

1.37.                     “Excluded Compound” [***].

1.38.                     “Excluded Platform Technology” means the Platform Technology Controlled by Zealand Pharma described in the side letter concerning excluded platform technology delivered by Zealand Pharma to BI in connection with the execution of this Agreement, and any modifications and improvements thereto and derivatives thereof. For the avoidance of doubt, such Excluded Platform Technology shall not include any composition of matter or medical use intellectual property not licensed to BI hereunder, and shall only refer to Platform Technology.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.39.                     “Exclusive Co-Promotion Territory” shall have the meaning assigned in Appendix 7.2.

1.40.                     “Executive Representatives” shall have the meaning assigned in Section 18.1.1.

1.41.                     “Field” means the treatment palliation, prevention and diagnosis of all human and animal diseases.

1.42.                     “Filing” means with respect to a particular application for Regulatory Approval the submission of such application to the applicable Regulatory Authority and the initial acceptance by such Regulatory Authority of such application as being facially complete for review (e.g. a confirmatory letter stating that the documents filed are complete and sufficient for the assessment of the application).

1.43.                     “First Commercial Sale” means the first sale Product in a country in the Territory by BI or any of its Affiliates or permitted Sublicensees to a Third Party (other than a sale by BI to its Affiliates, permitted Sublicensees, or Recognized Agents) in a commercial arm’s length transaction after grant of any Regulatory Approvals in such country required for such sale.

1.44.                     “Follow-on Collaboration Compound” or “Follow-on Product” means any Collaboration Compound or Product which is Developed and/or Commercialized by BI in addition to another Collaboration Compound or Product and which is not aimed to replace such Collaboration Compound or Product.

1.45.                     “Force Majeure Event” shall have the meaning assigned in Section 19.5.

1.46.                     “FTE” means a full time equivalent of an appropriately trained Zealand Pharma employee working one hundred percent (100%) of his or her scientific or technical work time per year (i.e. 1,400 hours) on or directly related to the conduct of activities included in the Research Collaboration.

1.47.                     “FTE Rate” means [***].

1.48.                     “Generic Competition” means and shall be deemed to exist in a particular country in the Territory with respect to a particular Product or Combination Product in a given Calendar Quarter if in such country during such Calendar Quarter one or more Generic Products (other than a Generic Product sold by BI or its Affiliates or by a Sublicensee under a license granted by BI or its Affiliate) in the aggregate account for more than twenty percent (20%) of the sum of (i) the aggregate unit sales of such Product or Combination Product sold by BI or its Affiliates or Sublicensees in such country, and (ii) the aggregate unit sales of such Generic Product or Combination Product in such country, as measured by IMS standard units sold based on data provided by IMS International, or if such data is not available, such other reliable data source as reasonably agreed upon by Zealand Pharma and BI. If no data is commercially available, then the Parties shall agree upon a methodology for estimating the percentage unit-based market share of Generic Products in such country.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.49.                     “Generic Product” means, with respect to a particular Product or Combination Product and a particular country, (a) any pharmaceutical product (other than the Product or Combination Product, as applicable) that contains the same active ingredient(s) in a comparable quality and quantity as such Product or Combination Product, as applicable, irrespective of its pharmaceutical form and is approved under an Abbreviated New Drug Application or under 505(b)(2) of the United States Federal Food. Drug and Cosmetic Act or any similar abbreviated route of approval in such country, or (b) any biologic medicinal product (other than the Product or Combination Product, as applicable) that is a Biosimilar Product of such Product, and, if the Product is a component of a Combination Product, a Biosimilar Product of the Combination Product, and is approved under a Biological Product Licensure application submitted by any person under 42 U.S.C. § 262(k) or any similar abbreviated route of approval in such country.

1.50.                     “Glucagon/GLP-1 Dual Agonist” and “GGDA” each shall have the meaning assigned in Appendix 1.50.

1.51.                     “ICC” shall have the meaning assigned in Section 18.1.2.

1.52.                     “Identified” means, with respect to a Compound, that its amino acid sequence and structure has been described and that an initial indication of efficacy has been established in an appropriate cellular activity assay.

1.53.                     “Indemnified Party” shall have the meaning assigned in Section 17.3.1.

1.54.                     “Indemnifying Party” shall have the meaning assigned in Section 17.3.1

1.55.                     “Initiation” means the first dosing of the first human participant in a clinical trial.

1.56.                     “Invented” means with respect to a Representative of a Party, that in the case of a Patent Right in any jurisdiction, such Representative is an Inventor” (applying the definition of such term under the patent law of the jurisdiction governing the employment or retention of such Representative by the relevant Party) of the inventions claimed in such Patent Right. In order to determine the date when a Patent Right has been invented by a Representative of a Party, the following procedures shall apply: (a) the Party who has employed or retained such Representative shall identify the law governing the employment or retention of such Party; and (b) the date on which such Representative is considered to have invented the invention shall be determined under the patent law of the jurisdiction governing the employment or retention of such Representative by the relevant Party. In the event that a Patent Right is considered “Invented” on more than one date, the earliest date shall apply.

1.57.                     “Invoice” means an original invoice sent by Zealand Pharma to BI, containing the information described in Appendix 12.7

1.58.                     “Joint Counsel” shall have the meaning assigned in Section 14.4.2.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.59.                     “Joint Project Team” and “JPT” shall have the meaning assigned to it in Section 2.1.1.

1.60.                     “Joint Research Committee” and “JRC” shall have the meaning assigned to it in Section 2.2.1.

1.61.                     “Know-How” means any and all proprietary information and know-how, processes, enhancements, improvements, discoveries, techniques, designs, data and results, in whatsoever form, including without limitation, all biological, toxicological, chemical information, biochemical information, metabolic, non-clinical, pre-clinical, clinical pharmacological, pharmacokinetic data, physico-chemical properties assay, formulation, quality control synthetic process, manufacturing methods data and specifications. “Know-How” shall not include, for any Party, any such items that were, at the time of their disclosure by another Party, in the public domain or previously known by the Party to which they are disclosed (unless known by reason of a breach of a contractual or legal duty), as shown by contemporaneous written records.

1.62.                     “Licensed Patents” means (i) the Zealand Pharma Patents and (ii) Zealand Pharma’s interests in the Collaboration Patents.

1.63.                     “Losses” means any and all damages (including, but not limited to, all loss of profits, diminution in value, and incidental, indirect, consequential, special, reliance, exemplary, punitive, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses and expenses (including, but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts), including those required to he paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction that is enforceable notwithstanding an appeal, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented and reasonable out-of-pocket costs and expenses incurred in contesting any Third Party Claim or complying with any such judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Third Party Claim.

1.64.                     “Major Market” means each of the following territories: [***].

1.65.                     “Manufacturing Technology” means all Know-How Controlled by either Party or its Affiliates at any time during the Term of this Agreement that relates to the synthesis, formulation, manufacture, finishing, or packaging of the Collaboration Compounds or the Products, including any analytical methods and other quality control and assurance methods, and including all processes, procedures, techniques, and information actually used by either Party or its Affiliates in the synthesis, manufacture, formulation, finishing, or packaging of the Collaboration Compounds or Products.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.66.                     “Master Development Plan” means the summary and description of the Development activities to be undertaken for ZP2929 or other Collaboration Compounds approved for Development as provided herein. An initial Master Development plan is attached as Appendix 1.66.

1.67.                     “Net Sales” means with respect to a Product, the gross amount invoiced by BI, its Affiliates and/or its Sublicensees to unaffiliated Third Parties for the Product less all related:

(a)                                           Sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(b)                                           Credits or allowances for rejected goods, damaged or defective goods, recalls, and returns;

(c)                                            Rebates, chargeback rebates, compulsory rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions;

(d)                                           Adjustments arising from consumer discount programs or other similar programs;

(e)                                            Non collectable receivables that are actually written off (it being understood that “Net Sales” will include all amounts received for any non-collectable receivables at a subsequent date to the extent identified by Zealand Pharma, or by BI in the ordinary course of business);

(f)                                             Customs or excise duties, sales tax, consumption tax value added tax and other taxes (except income taxes); and

(g)                                            Charges for packing, freight, shipping and insurance (to the extent that BI, its Affiliates and Sublicensees actually bear such costs).

Each of the foregoing deductions shall be determined as incurred in the ordinary course of business in type and amount consistent with good industry practice and in accordance with generally accepted accounting principles or more specifically, the principles of the German commercial code (“Handelsgesetzbuch” or “HGB”) on a basis consistent with BI’s audited consolidated financial statements. For sake of clarity and avoidance of doubt, sales by BI, its Affiliates, or Sublicensees of a Product to a permitted Recognized Agent or Third Party distributor of such Product in a given country shall be considered a sale to a Third Party customer. All such discounts, allowances, credits, rebates, and other deductions granted for a range of products shall be fairly and equitably allocated to the Products and other products of BI and its Affiliates and Sublicensees such that the Product does not bear a disproportionate portion of such deductions. BI shall ensure that any Third-Party to which BI or its Affiliates and Sublicensees sells Collaboration

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Compounds in bulk form becomes a Sublicensee such as to cause its sales of Products to be taken into account when calculating Net Sales.

In the event a Product is sold as a Combination Product or Co-Packaged Product, Net Sales of the Combination Product or Co-Packaged Product will be calculated, for each applicable Calendar Quarter, as follows:

(a)                                           If the Combination Product or Co-Packaged Product, the Product and the other product are sold separately, Net Sales of the Product portion of Combination Products and Co-Packaged Products will be calculated by multiplying the total Net Sales of the Combination Product or Co-Packaged Product by the fraction A/(A+B), where A is the average gross selling price in the applicable country in the Territory of the Product s Id separately in the same formulation and dosage, and B is the sum of the average gross selling prices in the applicable country in the Territory of all other therapeutically or prophylactically active ingredients or products in the Combination Product or Co-Packaged Product sold separately in the same formulation and dosage.

(b)                                           If the Combination Product or the Co-Packaged Product and the Product are sold separately, but the average gross selling price of the other product(s) cannot be determined, Net Sales of the Combination Product or the Co-Packaged Product shall be equal to the Net Sales of the Combination Product or Co-Packaged Product multiplied by the fraction A/C wherein A is the average gross selling price of the Product and C is the average gross selling price of the Combination Product or Co-Packaged Product.

(c)                                            If the Combination Product or the Co-Packaged Product and the other product(s) are sold separately, but the average gross selling price of the Product cannot be determined, Net Sales of the Combination Product and/or Co-Packaged Product shall be equal to the Net Sales of the Combination Product and/or Co-Packaged Product multiplied by the following formula: one (1) minus B/C wherein B is the average gross selling price of the other product(s) and C is the average gross selling price of the Combination Product and/or Co-Packaged Product.

(d)                                           If the Combination Product or Co-Packaged Product is sold separately, but the average gross selling price of neither the Product nor the other product(s) can be determined, Net Sales of the Combination Product or Co-Packaged Product shall be equal to Net Sales of the Combination Product or Co-Packaged Product multiplied by a mutually agreed percentage or, pending agreement on such a percentage, fifty percent (50%).

In the event of a dispute concerning the portion of Net Sales of a Combination Product or a Co-Packaged Product to be taken into account for the purpose of

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

calculating royalties payable to Zealand Pharma under this Agreement, at the time that a dispute resolution procedure is initiated by either Party under this Agreement, each Party shall submit to the other its final and best proposal for such offer; if an arbitration is commenced with respect to this dispute, notwithstanding the provisions of Section 18.1.2 below, the dispute shall be submitted to a single arbitrator, who shall determine only which of the two proposals is most appropriate and shall be binding on the Parties, after arbitration proceedings to be concluded within thirty (30) days from the date the arbitrator assumes his functions, the award in such arbitration to be submitted within thirty (30) days of the closure of the said proceedings.

The average gross selling price for the product(s) contained in the Combination Product or Co-Packaged Product other than the Product shall be calculated for each Calendar Quarter by dividing the sales amount by the units of such other product(s), as published by IMS or another mutually agreed independent source.

In the absence of appropriate IMS or other agreed data, in the initial calendar year during which a Combination Product or Co-Packaged Product is sold, a forecasted average gross selling price shall be used for the Product, other product(s), or Combination Product and/or Co-Packaged Product. Any over or under payment due to a difference between forecasted and actual average gross selling prices shall be paid or credited in the second royalty payment of the following calendar year.

In the event that a Product is included as a “bundle’ of products and/or services, BI may discount the bona fide list price of a Product by no more than the average percentage discount of all products in a particular “bundle.” calculated as [1-(A/B)] x 100, where “A” equals the total discounted price of a particular “bundle” of products. and “B” equals the sum of the undiscounted bona fide list prices of each unit of every product in such “bundle.’

Any Products used for bona fide promotional or advertising purposes, clinical trials or other research purposes shall not be included in Net Sales. Bona fide donations for charity reasons shall also not be included in Net Sales.

1.68.                     “New Generation Compound” shall have the meaning assigned in Appendix 1.68.

1.69.                     “Non-breaching Party” shall have the meaning assigned in Section 15.2.

1.70.                     “Offensive Patent Challenge” shall have the meaning assigned in Section 14.11.

1.71.                     “Paragraph IV Proceeding” shall have the meaning assigned in Section 14.9.1.

1.72.                     “Patent Challenge” shall have the meaning assigned in Section 14.11.

1.73.                     “Patent Infringement Claim” shall have the meaning assigned in Section ‘14.7.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.74.                     “Patent Right” means any patent or patent application, including any provisional application, continuation, continuation-in-part, divisional, reissue, renewal, re-examination, extension, or supplementary protection certificate granted in relation thereto, as well as any utility model innovation patent, petty patent, patent of addition, inventor’s certificate, or equivalent in any country or jurisdiction.

1.75.                     “Phase I Clinical Trial” means any clinical study involving the use of a compound in volunteers or patients that is designed primarily to obtain preliminary safety and tolerability data on the use of a compound in humans. This also includes studies to evaluate the tolerability by applying different up titration schemes.

1.76.                     “Phase II Clinical Trial” means human clinical trials, for which the primary endpoints include a further determination of safety and an evaluation of the possible therapeutic dose to observe efficacy, in patients being studied as required in 21 C.F.R. §312, or similar clinical study in a country other than the United States.

“Phase IIa” means a Phase I clinical trial whose primary objective is to explore safety and tolerability (assessed in a descriptive analysis) including pharmacokinetic and pharmacodynamic effects in human patients in a study of at least four (4) weeks duration or longer.

“Phase IIb” means a Phase II clinical trial in human patients, the primary objective of which is to collect data on dosages and demonstrate clinical safety and efficacy in a target population for a specific disease or condition under study with a demonstration of efficacy (i.e. statistically significant differences between groups for clinical endpoints considered as a basis for registration, which may include generally accepted surrogate pharmacodynamic endpoints).

1.77.                     “Phase III Clinical Trial” means human clinical trials, the principal purpose 01 which is to establish safety and efficacy of one or more particular doses in patients being studied as required in 21 C.F.R. §312, or similar clinical study in a country other than the United States, to be used as the basis for an application for registration.

1.78.                     “Phase III Development Candidate Patents” shall have the meaning assigned in Section 14.2.

1.79.                     “Platform Technology” means any Know-How or Patent Right that claims or covers a method, process or other technology generally useful for peptide synthesis, discovery, research and/or development (such as screening methods, test assays and the like).

1.80.                     “Product” means any pharmaceutical product in finished form which includes at least one Collaboration Compound as an active pharmaceutical ingredient suitable for the administration to humans or animals.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.81.                     “Program Steering Committee” shall have the meaning assigned to it in Section 2.3.

1.82.                     “PTE” is defined in Section 14.6.

1.83.                     “Publishing Party” shall have the meaning assigned in Section 19.2.

1.84.                     “Reasonable Commercial Efforts” means the resources and efforts consistent with the reasonable and good faith exercise of prudent scientific and business judgment that a comparable company would reasonably devote to a product of similar market potential or profit potential resulting from its own research efforts taking into account the competitiveness of the global and local market place, the pricing and launching strategy for the respective product, the proprietary position of the product, the profitability and the relative potential safety and efficacy of the product and other relevant factors, including without limitation, technical, legal, scientific, regulatory or medical factors.

1.85.                     “Receiving Party” shall have the meaning assigned in Section 13.1.

1.86.                     “Recognized Agent” means a Third Party engaged by BI and its Affiliates in the normal course of business as an agent of BI to market, distribute and sell i s products in a particular country of the Territory.

1.87.                     “Records” shall have the meaning assigned in Section 3.7.

1.88.                     “Regulatory Approvals” means any and all marketing authorizations or registrations, amendments and supplements thereto, granted by a Regulatory Authority, which are required for marketing, promotion, and selling of a Product for any indication. In the event that BI decides not to launch a Product for sale in a jurisdiction until such Product has received a pricing and reimbursement approval, it shall so notify Zealand Pharma without undue delay after the receipt of the last other Regulatory Approval to be obtained, and in any case no later than ninety (90) days thereafter; in such case, BI shall use its Reasonable Commercial Efforts to obtain such pricing and reimbursement approval and “Regulatory Approvals” shall be considered to be obtained for such Product (i) only when such pricing and reimbursement approval is obtained, or (ii) upon the earlier First Commercial Sale by BI of such Product in the respective territory without pricing and reimbursement approval.

1.89.                     “Regulatory Authority” means any regulatory agency, ministry, department or other governmental body having authority in any country to control the Development, manufacture, marketing and sale of Products, including but not limited to the United States Food and Drug Administration (FDA) and the European Commission, and any successor entities thereto.

1.90.                     “Replacement Collaboration Compound” or “Replacement Product” means any Collaboration Compound or Product selected by BI for further Development and/or Commercialization which is aimed to replace a Collaboration Compound

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

or Product for which BI, at the same time, definitively terminates further Development and/or Commercialization thereof.

1.91.                     “Representative” means any employee, consultant, agent or other person under the control of a Party, including any Third Party subcontractors used in the performance of this Agreement.

1.92.                     “Research Collaboration” shall have the meaning assigned in Section 3.1.

1.93.                     “Research Collaboration Term” shall have the meaning assigned in Section 3.3.1.

1.94.                     “Research Plan” means the research plan jointly developed and agreed by the Parties outlining the activities of each Party as part of the Research Collaboration. The initial Research Plan is attached hereto as Appendix 1.94.

1.95.                     “Research Project Leader” shall have the meaning assigned in Section 2.1.1.

1.96.                     “Reviewing Party” shall have the meaning assigned in Section 19.2.

1.97.                     “Selected Zealand Pharma Patents” shall have the meaning assigned in Section 14.2.

1.98.                     “Shared Co-Promotion Territory” shall have the meaning assigned in Appendix 7.2.

1.99.                     “SPC” is defined in Section 14.6.

1.100.              “Start of Preclinical Development” (or “SoPD”) means (i) the date on which the JRC proposes a Collaboration Compound as SoPD candidate molecule (according to the criteria reflected in the Research Plan attached as Appendix 9.4), provided that BI confirms the proposal by its approval as a SoPD Candidate” at the next senior BI management meeting where such proposal has been discussed or (ii) the start of a BI initiated or approved four (4) week GLP-toxicology study with respect to such Collaboration Compound, whichever occurs earlier.

1.101.              “Sublicensee” mean a Third Party, including a co-marketing partner, to whom BI grants a sublicense under any Zealand Pharma license with respect to Zealand Pharma Intellectual Property or Zealand Pharma’s rights with respect to Collaboration Intellectual Property to make, use, distribute, and/or sell a Product in the Territory, or otherwise grants any right to distribute and/or sell a Product in the Territory, but excluding Recognized Agents.

1.102.              “Territory” means all the countries and territories of the world.

1.103.              “Third Party” means any person, entity or corporation other than the Parties and their Affiliates or Sublicensees.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.104.              “Third Party Claim” snail have the meaning assigned in Section 17.3.1.

1.105.              “Total Net Sales” shall have the meaning assigned in Section 12.8.3(a).

1.106.              “Trademarks” shall have the meaning assigned in Section 9.1.

1.107.              “US” shall mean the United States of America.

1.108.              “Valid Claim” means with respect to any country of the Territory a claim of an issued and unexpired patent or a supplementary protection certificate included in the Licensed Patents within such country which has (i) not been held unenforceable, unpatentable or invalid by a final and non-appealable decision (or decision from which no appeal was taken within the allowable time period) of a court or other governmental authority or agency of competent jurisdiction (ii) has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, and (iii) absent a license, would be infringed by the manufacture, import, offer for sale, sale or use of a Collaboration Compound or Product.

1.109.              “Zealand Pharma Co-Promotion Territory” shall have the meaning assigned in Section 7.2.

1.110.              “Zealand Pharma Intellectual Property” means collectively Zealand Pharma Know-How and Zealand Pharma Patents.

1.111.              “Zealand Pharma Know-How” means any and all Know-How Controlled by Zealand Pharma or any of its Affiliates prior to or during the Term of this Agreement, excluding any Collaboration Know-How, in each case to the extent that such Know-How relates solely to or is necessary for the Development, Manufacturing Technology, use, sale, marketing or promotion of a Collaboration Compound or Product, including improvements thereto. Zealand Pharma Know-How includes Platform Technology but excludes Zealand Pharma Patents, BI Know-How, BI Patents and BI Product Development Know-How.

1.112.              “Zealand Pharma Patents” means (a) the Patent Rights listed in Appendix 1.112(a) as of the Effective Date, and all continuations continuations-in-part (to the extent claiming priority to at least one of the Patent Rights listed in Appendix 1.112), divisions, reissues, renewals, re-examinations, extensions, and supplementary protection certificates granted in relation thereto and all foreign counterparts thereof, and (b) all other Patent Rights Controlled by Zealand Pharma that are included in Appendix 1.112(b) from time to time as provided in Section 14.1.1 (such other Patent Rights to be added, along with their date of addition, to Appendix 1.112(b) ).

Zealand Pharma Patents excludes Zealand Pharma Know-How, BI Patents, BI Product Development Patents and Collaboration Patents.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.                                      GOVERNANCE

2.1.                            Joint Project Team.

2.1.1.                            Establishment.

For the duration of the Research Collaboration the Parties shall establish a Joint Project Team (the “JPT”) which shall be comprised of not less than two (2) nor more than four (4) research managers from each Party performing activities under the Research Plan. A Party may from time to time change its designee(s) on the JPT and/or designate a substitute employee to temporarily attend and perform the functions of such Party’s designee at any meeting of the JPT.

Each Party shall nominate one (1) Research Project Leader among the members of the JPT who will be responsible for coordinating the day-to-day work and communication between the Parties, as more fully provided in Section 2.2.5 (the “Research Project Leaders”).

2.1.2.                            Responsibilities of the JPT.

The JPT shall be responsible for the appropriate conduct of all activities assigned to either Party within the scope of the Research Collaboration, including the creation and maintenance of the Data Room, shall oversee the day-to-day activities under the Research Plan, and shall discuss and propose any variations of or modifications or amendments to the Research Plan to the JRC.

2.1.3.                            Meetings of the JPT.

During the Research Collaboration the JPT shall meet at least once per month, by any means.

2.2.                            Joint Research Committee.

2.2.1.                            Establishment.

For the duration of the Research Collaboration the Parties shall establish a Joint Research Committee (the “JRC”) with equal representation by each Party. The JRC shall consist of six (6) research, development or administrative managers from the Parties, three (3) named by each Party. A Party may from time to time change its designee(s) on the JRC and/or designate a substitute manager to temporarily attend and perform the functions of such Party’s designee at any meeting of the JRC. The JRC shall be co-chaired by a representative of each of Zealand Pharma and BI. A secretary of the JRC will be appointed on an annual, calendar year, rotating basis by either Zealand Pharma or BI, who shall be a representative of such Party, as applicable, with Zealand Pharma naming the first secretary, for the period ending 31 March 2012.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.2.2.                            Responsibilities of the JRC.

(i)                           The JRC shall be responsible for overseeing and reviewing the progress and results of the Research Collaboration, including the creation and maintenance of the Data Room, and shall discuss and decide on any variations of or modifications or amendments to the Research Plan including decisions regarding any material change with respect to the Research Collaboration Term in accordance with Section 3.3.2.

(ii)                        During the Research Collaboration Term, the JRC shall be responsible for the selection of Collaboration Compounds in preparation for the Start of Pre-Clinical Development.

(iii)                     During the Research Collaboration Term, the JRC will review and approve the annual Research Plans proposed by the JPT and approve the budget therefor, including the use of external FTEs by Zealand Pharma, and any modifications thereto as recommended by the JPT.

2.2.3.                            Meetings of the JRC.

During the Research Collaboration, the JRC shall meet on a quarterly basis either by telephone conference or in a face-to-face meeting, unless otherwise agreed between the Parties. Attendance by at least four (4) JRC members. two (2) from each of BI and Zealand Pharma, at a JRC meeting shall be necessary for the meeting to take place. Either Party may invite experts or qualified persons to attend the meetings of the JRC, who will act as Zealand Pharma and/or BI’s advisors, respectively, with the prior approval of the other Party (which approval shall not be unreasonably delayed or denied), provided that such experts and other persons invited shall be subject to confidentiality and non-use obligations no less stringent than the terms of Article 13. Each Party shall be responsible for all travel and other related costs and expenses for its members and other representatives to attend the meetings of the JRC.

2.2.4.                            Decision Making.

The JRC s all resolve any differences of opinions between the Parties relating to the conduct of the Research Collaboration or the Research Plan with the intent to reach consensus. In case of any dispute, including but not limited to, any disagreement about a request for amendment or modification of the Research Plan, which cannot be amicably resolved by the JRC, the subject matter in dispute shall be escalated to the Program Steering Committee.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.2.5.                            Research Project Leader.

The Research Project Leaders shall be responsible for coordinating the day-to-day work and communication between the Parties. Fortnightly telephone conferences as well as face-to-face meetings will be scheduled between the Research Project Leaders. The JRC shall review the frequency of such conferences after the first anniversary of the first JRC meeting for the purpose of determining whether such conferences should be held less frequently.

2.3.                            Program Steering Committee.

The Program Steering Committee (the “Program Steering Committee”) will oversee activities under the Master Development Plans and the Research Collaboration.

2.3.1.                            Members.

The Program Steering Committee shall be comprised of two (2) senior managers designated by each Party. The Parties shall ensure that at least one (1) of their designees to the Program Steering Committee is not a member of the JPT or JRC.

2.3.2.                            Meetinqs.

The Program Steering Committee shall meet a minimum of two (2) times per year in a manner mutually acceptable to the members. The first meeting shall take place no later than three (3) months after the Effective Date.

2.3.3.                            Responsibilities.

The Program Steering Committee shall be responsible for overseeing and directing the Parties’ interaction and performance of their respective Research and Development obligations under this Agreement. Without limiting the generality of the foregoing, its duties shall include:

•                  Preparing such procedures as may be necessary for the operation of the Program Steering Committee and the JRC;

•                  Approving strategy for the Research Collaboration and for the Development of Collaboration Compounds and/or Products, including the approval of new Master Development Plans and any amendments thereto or to the initial Master Development Plan;

•                  Determining the timing of development milestone payments in the event of a combination of phases as described in Section 12.4.1(b);

•                  Reviewing the activities of the JRC and ensuring that the JRC performs its obligations;

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

•                  Resolving matters within the responsibilities of the JRC as to which the members of the JRC are unable to reach a consensus;

•                  Addressing issues and resolving differences that may arise between the Parties; and

•                  After the Research Collaboration has ended ensuring that the Data Room is updated on a regular basis and that progress reports on the Development of Collaboration Compounds and Products are submitted five (5) days prior to Program Steering Committee meetings.

The Program Steering Committee shall not have the power to amend or interpret the terms of or waive compliance with this Agreement or determine whether or not a breach of this Agreement has occurred.

2.3.4.                            Decisions.

Decisions shall be made by consensus of the representatives of Zealand Pharma and BI. In the event that no consensus can be reached, the subject matter shall be escalated to a senior executive of each Party for resolution, such senior executives to be designated by a Party within one (1) week of a request by notice from the other Party. Zealand Pharma’s senior executive for such purposes shall be its Chief Executive Officer, and BI’s senior executive officer for such purposes shall be BI’s board member R&D+M. If the two senior executives should be unable to reach a consensus within thirty (30) days after the subject matter in dispute has been escalated to them, BI shall have the final decision making authority, provided that BI acts reasonably and in good faith and that BI may not (a) modify a Party’s Research Collaboration, Development and diligence rights and obligations, (b) make a decision that expressly requires the mutual agreement of the Parties, (c) require Zealand Pharma to incur any additional costs or obligations, (d) determine the timing of development milestone payments in the event of a combination of phases as described in Section 12.4.1(b), or (e) modify the financial provisions of this Agreement. In the event that a decision by BI in the exercise of its final decision making authority is recognized by BI (after due inquiry) or by Zealand Pharma as likely to delay the payment of a development or regulatory milestone provided for in this Agreement by more than six (6) months as compared with the date estimated in the latest approved Master Development Plan, BI shall provide Zealand Pharma with sufficient information to reasonably explain such delay in light of BI’s diligence obligations under this Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.4.                            General Government Provisions.

The Parties agree that a designee of a Party may serve multiple roles, such as being a member of the JRC and of the JPT.

3.                                      RESEARCH COLLABORATION

3.1.                            General.

In connection with this Agreement, the Parties and their Affiliates shall collaborate in a research project relating to the pre-clinical discovery, identification and characterization for determining their suitability as drug candidates of (i) new Glucagon/GLP-1 Dual Agonists, (ii) New Generation Compounds, arid/or (iii) Glucagon/GLP-1 Dual Agonists that are modified versions of (x) ZP2929 and (y) other Collaboration Compounds and Products (the “Research Collaboration”). Each Party shall conduct the research activities assigned to it in the Research Plan set forth in Appendix 1.94.

3.2.                            Research Licenses.

3.2.1.                            Grant by Zealand Pharma.

Subject to the terms of this Agreement, during the Research Collaboration Term, Zealand Pharma hereby grants to BI and its Affiliates, within the Territory, a co-exclusive right and license (without any right to sublicense, except as set forth below) under the Zealand Pharma Intellectual Property and Zealand Pharma’s rights in the Collaboration Intellectual Property, in each case to identify, characterize, select, optimize and research actual or potential Collaboration Compounds only in the conduct of the research program in accordance with the Research Plan. Such right and license shall include the right to grant sublicenses to Affiliates of BI and to Third Parties that are approved by Zealand Pharma in writing. BI shall be responsible for compliance by any such sublicensees with the terms of this Agreement.

3.2.2.                            Grant by BI.

Subject to the terms of this Agreement, during the Research Collaboration Term, BI hereby grants to Zealand Pharma and its Affiliates, a co-exclusive right and license (without any right to sublicense, except as set forth below) under the BI Intellectual Property, the BI Product Development Intellectual Property and BI’s interests in the Collaboration Intellectual Property, but solely to identify, characterize, select, optimize and research actual or potential Collaboration Compounds only in the conduct of the research program in accordance with the Research Plan. Such right and license shall include the right to grant sublicenses to Affiliates of Zealand Pharma and to Third Parties that are approved by BI. Zealand Pharma shall be responsible for compliance by any such sublicensees with the terms of this Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3.3.                            Duration of Research Collaboration.

3.3.1.                            The Research Collaboration shall start as of the Effective Date and shall end [***], subject to extension for an additional [***] (the “Research Collaboration Term”) Thereafter, the Parties may extend the Research Collaboration by mutual written agreement, including mutually acceptable financial terms.

3.3.2.                            In the event that any material circumstances occur that give reason to decide to terminate the Research Collaboration prior to the end of the Research Collaboration Term, such decision may be taken by the JRC in good faith. Any other material changes in the scope or duration of the Research Collaboration shall require the mutual written agreement of the Parties.

3.4.                            FTE and Research Funding.

3.4.1.                            During the Research Collaboration Term, Zealand Pharma shall devote to the Research Collaboration up to [***] FTEs, provided, however, that the JRC shall have the right, upon mutual agreement, to temporarily reduce this FTE number, and allocate the corresponding amount for the funding of external studies as/if required according to the Research Plan. In such case, Zealand Pharma would be responsible for the payment of such external cost out of the advance payments set forth below. For the performance of the research activities in accordance with the Research Plan, BI s all pay, after receipt of the respective Invoices, [***].  Such Invoices shall bear the remark “Advance Payment”. Except as provided otherwise in Article 12, no additional payments shall be made by BI to Zealand Pharma for the conduct of the Research Collaboration, including but not limited to any costs for the use of Zealand Pharma’s laboratory equipment or any other supplies. Zealand Pharma shall not subcontract any work or activities under the Research Collaboration to any Third Party without BI’s prior written consent, not to be unreasonably withheld, provided that such consent shall not be required for (a) activities designated for subcontracting in any Research Plan or subcontracting specified in any cost estimate included in this Agreement or otherwise approved by BI, or (b) activities taken in the ordinary course of business consistent with past practice, including without limitation chemistry.

Zealand Pharma shall provide BI with quarterly Invoices stating the amounts incurred for FTE and Third Party costs, with a reconciliation to the FTE Rate, and list all additional expenses incurred that were agreed for the funding of external studies as required according to the Research Plan. The Invoices shall include summary line showing an edit for the respective allocated amount of the advance payment applied, including a remark “already paid by advance payment.” Invoices of Third Parties

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

relating to these additional expenses shall be provided to BI as supporting documentation. Such Invoices shall be provided to BI within thirty (30) days after the end of each Calendar Quarter.

3.4.2.                            Zealand Pharma shall provide BI with quarterly reports outlining in reasonable detail the activities of the FTEs performed within such time period, including the respective allocated time for such activities. Such reports shall be provided to BI within thirty (30) days after the end of each Calendar Quarter.

3.4.3.                            In the event that the advance payment of [***] is not fully applied, the remaining amount shall be carried forward and may be applied to any subsequent period o to any further research activities by Zealand Pharma as approved by the JRC. In the event that Zealand Pharma has not applied the full amount paid by BI in advance for [***], the remaining amount not incurred or paid by Zealand Pharma or required to be expended to wind-down in an orderly manner the Research Collaboration and any other approved research activities, or allocable to non-cancelable costs incurred in accordance with the Research Collaboration and any other approved research activities, shall be re-funded to BI [***].

3.4.4.                            In the event that the FTE and Third Party costs incurred by Zealand Pharma for [***] exceed the advance payment of [***], Zealand Pharma shall have the option, but not the obligation to continue to incur FTE and Third Party costs, which will be applied against the [***]. Such projected overrun shall be notified to and approved by the JRC.

3.4.5.                            In the event of an early termination of the Research Collaboration in accordance with Section 3.3.2, Zealand Pharma shall refund within sixty (60) days any FTE funding already paid by BI and not incurred or paid by Zealand Pharma or required to be expended to wind-down in an orderly manner the Research Collaboration and any offer approved research activities, or allocable to non-cancelable costs incurred in accordance with the Research Collaboration and any other approved research activities, prior to the date such notice of termination was given. [***].

3.5.                            Research Activities.

Each Party shall use its Reasonable Commercial Efforts to carry out the research activities assigned to it within the times agreed upon and set forth in the Research Plan and with all reasonable care and skill in accordance with all applicable laws and all provisions of the Agreement. Each Party shall devote the efforts of suitably qualified and trained employees capable of carrying out the research activities to a professional standard and shall provide all necessary facilities therefor.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3.6.                            Reports.

Zealand Pharma shall update BI on a regular basis about the progress of the Research Collaboration and any interim results achieved and shall store all data, protocols, results and meeting minutes in the Data Room. Following the start of the Research Collaboration, a written status report will be submitted to BI, at least five (5) Business Days prior to each JRC meeting.

3.7.                            Records.

Zealand Pharma shall maintain reasonably detailed records (the “Records”) in respect of its performance of the research work conducted under the Research Collaboration in accordance with Zealand Pharma’s normal procedures which shall comply with internationally recognized standards, including but not limited to, the procedures, techniques and methodologies used, appropriate qualifications of staff, permitted external partners or service providers, the progress made, and any Collaboration Intellectual Property. As part of keeping the Records, Zealand Pharma shall ensure that all of its personnel, permitted external partners or service providers, and all of its agents that are involved in the Research Collaboration will keep accurate paper or electronic laboratory notebooks consistent with Zealand Pharma’s standard operating procedures and sufficient to establish the date of invention in proceedings before the US Patent and Trademark Office and the US courts. During the Term of this Agreement. Zealand Pharma shall upon written request by BI with reasonable prior written notice, which shall not be unreasonably made: (a) make all Records available for inspection and review by BI during normal business hours in a timely manner; and (b) provide copies of the Records not included in the Data Room or any part(s) thereof to BI. All final reports produced by either Party shall be in English.

3.8.                            Results of the Research Collaboration.

Collaboration Know-How and Collaboration Patents shall be owned as provided in Section 14.4.3 below.

4.                                      DEVELOPMENT COLLABORATION

Zealand Pharma and BI will collaborate to advance the preclinical and clinical Development of the Collaboration Compounds.

4.1.                            Phase I Clinical Trial for ZP2929.

Zealand Pharma will be responsible for carrying out the Development of ZP2929 through the first Phase I Clinical Trial outlined in the Master Development Plan and shall use Reasonable Commercial Efforts in this connection. In particular, and without limitation on BI’s funding obligations under Section 12.3, Zealand Pharma shall have sole responsibility for the drug product used in the first Phase I Clinical Trial for ZP2929.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4.2.                            Further Development Activities.

BI will be responsible for carrying out, in accordance with the Master Development Plan, all further Development activities for the Collaboration Compounds and shall use Reasonable Commercial Efforts in this connection.

4.3.                            Manufacturing Development.

The Parties acknowledge and agree that [***]. BI shall work towards [***] during the course of the Phase I Clinical Trial and Phase IIa Clinical Trial. Zealand Pharma will provide any support for this process that BI may reasonably request, as part of the Research Collaboration or, if not included in the Research Plan, with compensation for Zealand Pharma internal and external costs to be negotiated in good faith. Without limitation on its other rights under this Agreement, BI shall review [***] at the time that the Phase IIa Clinical Trial data for the Product(s) becomes available, and shall notify Zealand Pharma if BI determines that it is likely to terminate further development of the Product(s) and reply to Zealand Pharma’s reasonable requests for information concerning the formulations and manufacturing procedures considered by BI. Should either Party so request, [***] shall be discussed at a meeting of the Executive Representatives of the Parties held within thirty (30) days after receipt by Zealand Pharma of the notice described above, and prior to BI exercising its right to terminate this Agreement under Section 15.5.

5.                                      LICENSE GRANT

5.1.                            Exclusive License.

Zealand Pharma grants to BI an exclusive, royalty-bearing, nontransferable (except as set forth in Section 19.7) license (even as to lea and Pharma. except as provided herein), with the right to grant sublicenses as provided in Section 5.2, under the Zealand Pharma Intellectual Property, and Zealand Pharma’s interests in the Collaboration Intellectual Property, to make, have made, use, register, sell, offer to sell, import, export, research, have researched, Develop, have Developed, and Commercialize Collaboration Compounds and/or Products in the Field and in the Territory.

In addition, Zealand Pharma grants to BI an [***] license (even as to Zealand Pharma, except as provided herein), with the right to grant sublicenses as provided in Section 5.2, [***]. The provisions of Section 14.1 of this Agreement applying to the prosecution, maintenance and abandonment of Zealand Pharma Patents shall apply mutatis mutandi to [***].

Notwithstanding the foregoing, Zealand Pharma retains such rights under the Zealand Pharma Intellectual Property and Collaboration Intellectual Property as are necessary or useful to exercise its rights and fulfilling its obligations under this Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, Zealand Pharma reserves all rights under, and shall have the exclusive right under, the Zealand Pharma Patents, Zealand Pharma Know-How and the Collaboration Intellectual Property to make, have made, use, register, sell, offer to sell, import, export, research, have researched, Develop, have Developed, and Commercialize Compounds which are not Collaboration Compounds as defined in Section 1.21.

Except as expressly provided herein, Zealand Pharma agrees t at it will not assert any Claim against BI, its Affiliates, Sublicensees. Recognized Agents, or customers, for so long as they comply with the terms and conditions of the Agreement (including its payment terms), based on allegations that the research, Development, use, manufacture and sale of Collaboration Compounds and/or Products, within the exercise by BI of the rights licensed to it under this Section 5.1, infringes (i) any Patent Rights Controlled by Zealand Pharma as of the Effective Date or at any time during the term of this Agreement, or (ii) Zealand Pharma’s interest in the Collaboration Patents, or selected Zealand Pharma Patents, or (iii) Know-How Controlled by Zealand Pharma or its Affiliates as of the Effective Date or during the term of this Agreement. For the avoidance of doubt, the foregoing shall not prohibit Zealand Pharma from enforcing (i) any and all of its rights under this Agreement and Zealand Pharma’s Know-How and Patent Rights with respect to the breach of this Agreement by BI, its Affiliates, Sublicensees, Recognized Agents, or customers, and (ii) any and all Patent Rights controlled by Zealand Pharma that BI elects not to include in Appendix 1.112(b) after a proposal from Zealand Pharma to do so, or elects to remove from Appendix 1.112(a) or Appendix 1.112(b), in each case as provided in Section 14.1.1.

5.2.                            Sublicensing.

BI may, in its own reasonable discretion, at any time grant sublicenses of its rights under Section 5.1 to its Affiliates and Sublicensees provided that BI may not sublicense rights under this Agreement relating to the Development or Commercialization of a Collaboration Compound or a Product to any Third Party on (i) a worldwide basis or (ii) relating to a Major Market without Zealand Pharma’s prior written consent, which consent shall not be unreasonably withheld. For the avoidance of doubt, the granting of co-promotion rights to a Third Party is not considered as a sublicense. Each sublicense granted by BI to a Sublicensee pursuant to this Section 5.2 shall be subject and subordinate to the terms and conditions of this Agreement and shall contain terms and conditions consistent with those in this Agreement, including with respect to diligence, Development and Commercialization, and shall not in any way diminish, reduce or eliminate any of BI’s obligations under this Agreement. Without limiting the foregoing, each sublicense agreement with a Sublicensee shall be in writing and shall contain the following provisions: (i) a requirement that such Sublicensee submit applicable sales or other reports consistent with the requirements of this Agreement, (ii) a requirement to keep books and records, and to permit BI to audit (either directly or through an independent auditor) such books and records,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

consistent with the requirements of this Agreement, (iii) a requirement that such Sublicensee complies with confidentiality provisions as stringent as the confidentiality provisions of this Agreement, (iv) provisions ensuring compliance with the provisions of this Agreement concerning the Data Room, and (v) provisions ensuring that such Sublicensee comply with all other applicable terms of this Agreement. BI shall provide Zealand Pharma with the name of the Sublicensee, key terms of the sublicense agreement, and a summary in reasonable detail of the rights granted to such Sublicensee. BI shall diligently enforce compliance by each of its Sublicensees with the applicable sublicense agreement. If BI discovers that a Sublicensee has taken any action or failed to take any action that would, if done so by BI, constitute a breach of this Agreement that continues beyond all applicable grace periods, BI promptly shall notify Zealand Pharma thereof and take all actions reasonably necessary to cause the cessation of such breach. Any failure of BI to take such actions shall be deemed a breach of BI’s obligations under this Agreement.

5.3.                            Patent Marking.

BI shall, and shall require its Affiliates and Sublicensees, to mark Products sold by it or its Affiliates or Sublicensees with appropriate patent numbers or indicia to the extent permitted by applicable law, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of patents.

5.4.                            Grant by BI.

BI grants to Zealand Pharma a non-exclusive royalty-free license, with rights to sublicense, under the Collaboration Intellectual Property that becomes owned solely by BI but only for purposes permitted under this Article 5 and Article 11.

5.5.                            No Other Licenses.

Neither Party grants to the other Party any rights, licenses or covenants in or to any intellectual property, whether by implication estoppel, or otherwise, other than the license rights that are expressly granted Under this Agreement.

6.                                      DEVELOPMENT

6.1.                            Subject to Section 4.1, BI shall assume all responsibility, at its expense and risk, for continued Development of the Collaboration Compounds, in accordance with the requirements of this Agreement and in conformity with all applicable laws, rules and regulations, provided that Zealand Pharma shall have the right to submit to BI its proposals for the continued Development of any such Collaboration Compounds (in general, or for particular indications or patient populations), and BI shall reasonably consider such proposals as more fully provided in Section 6.5 below.  BI shall update Zealand Pharma on a regular basis about the progress of Development of the Collaboration Compounds and any interim results achieved and shall allow Zealand Pharma access to the Data Room, and Zealand Pharma

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

shall have the right to use the information and materials contained in the Data Room to perform its obligations and exercise its rights under this Agreement. A written status report will be submitted to Zealand Pharma at least five (5) Business Days prior to a regular meeting of the Program Steering Committee or, should the Program Steering Committee be dissolved as provided herein, within one (1) month after each Calendar Semester. Zealand Pharma shall have the right to make reasonable requests for additional information and updates to the extent necessary to satisfy its information or reporting requirements.

6.2.                            Prior to the Effective Date, the Parties have agreed on an initial overall “Master Development Plan” for ZP2929 and candidate Replacement Collaboration Compounds for ZP2929.

6.3.                            The initial Master Development Plan is attached hereto as Appendix 1.66. The Master Development Plan may be amended by agreement of the Parties.

6.4.                            For each new Glucagon/GLP-1 Dual Agonist and any other Collaboration Compound which the Program Steering Committee chooses for further Development, a Master Development Plan, mutually acceptable to the Parties, shall be prepared and incorporated into this Agreement.

6.5.                            The Parties acknowledge (i) BI’s legitimate interest in controlling the Development and Commercialization of Collaboration Compounds and Products and avoiding any initiatives that may negatively impact the Development or Commercialization of Collaboration Compounds and Products, and (ii) Zealand Pharma’s legitimate interest in ensuring that the full commercial potential of the Collaboration Compounds and Products is achieved.  At any time during BI’s Development of Collaboration Compounds and Products, Zealand Pharma shall be entitled to submit a proposal for pre-clinical studies for profiling of a designated Collaboration Compound or Product, in particular with respect to an additional indication or means of administration not being pursued by BI. Such proposal shall include a scientific and commercial rationale for Development, with substantiation drawn from reputable and substantial scientific literature and a proposal for studies that will demonstrate pre-clinical proof of concept in an appropriate animal model for efficacy, and shall be submitted to the JRC (if not dissolved) at a regularly scheduled meeting, or to the Program Steering Committee (if the JRC has been dissolved) at a regularly scheduled meeting, or to BI (if both the JRC and the Program Steering Committee have been dissolved) at any time. A proposal made by Zealand Pharma shall be diligently reviewed by BI and approved or refused within three (3) months of submission, and Zealand Pharma shall be provided with an explanation of the rationale of BI’s decision. Zealand Pharma shall initiate the proposed pre-clinical profiling program only after written approval by BI.  BI shall bear the costs of the proposed pre-clinical proof of concept study, and, if the proof of concept study is successfully completed, based on mutually agreed criteria, the further pre-clinical profiling program. If the pre-clinical profiling program proposed by Zealand Pharma is successfully completed, and if the pre-clinical profiling does not bring to light any

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

considerations that require a re-evaluation of the proposal, the product or indication shall be reviewed in good faith for clinical development by the Program Steering Committee at a regularly scheduled meeting and/or by BI (if the Program Steering Committee has been dissolved) at any time, applying BI’s customary evaluation criteria for its internal clinical development programs. If approved for clinical development by BI, BI shall use its Reasonable Commercial Efforts to Develop the Collaboration Compound or Product, and will duly consider requests that Zealand Pharma perform clinical development through Phase I Clinical Trial. Should the pre-clinical profiling program be successfully completed but Si decides not to pursue further clinical development, BI shall consider in good faith a request by Zealand Pharma for the Collaboration Compound or Product to be further Developed or Commercialized by Zealand Pharma or a Third-Party, with a view towards maximizing the value of the portfolio of Collaboration Compounds and Products, under a license agreement to be negotiated in good faith by the Parties. Such license agreement, if any, shall include information rights for BI, an appropriate governance structure, and appropriate financial provisions adequately reflecting each Party’s contribution to the program.

7.                                      COMMERCIALIZATION

7.1.                            BI Responsibility.

BI will have full responsibility for all Commercialization activities for the Collaboration Compounds and Products (subject to Zealand Pharma’s rights with respect to Co-Promotion, set forth below), at BI’s expense and risk and in accordance with the terms of this Agreement and in conformity with all applicable laws, rules and regulations. A written status report including a summary of BI’s then-current marketing plan, or of the changes in BI’s then-current marketing plan since the last summary provided, will be submitted to Zealand Pharma at least once each Calendar Semester, at least five (5) Business Days prior to each regular meeting of the Program Steering Committee and within one (1) month after each Calendar Semester in which there is no regular meeting of the Program Steering Committee (in particular, if the Program Steering Committee has been dissolved as provided herein).

7.2.                            Co-Promotion by Zealand Pharma.

7.2.1.                            Grant of Options.

Zealand Pharma shall have the option to co-promote the Products on the terms and conditions set forth in Appendix 7.2, in the Shared Co-Promotion Territory and the Exclusive Co-Promotion Territory (together, “Zealand Pharma Co-Promotion Territory”).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7.2.2.                            Exercise of Co-Promotion Option for the Shared Co-Promotion Territory.

Zealand Pharma may exercise its option with respect to Co-Promotion of one or more Products in the Shared Co-Promotion Territory by giving BI written notice no later than ninety (90) days after notification from BI of the Initiation of the first Phase III Clinical Trial for a Product. Within three (3) months after exercise of this option, the Parties shall enter into a Co-Promotion agreement containing provisions described in Appendix 7.2 for the Shared Co-Promotion Territory.

7.2.3.                            Exercise of Co-Promotion Option for the Exclusive Co-Promotion Territory.

Zealand Pharma may exercise its option with respect to Co-Promotion of one or more Products in an Exclusive Co-Promotion Territory by giving BI written notice as provided in 8.3. Within three (3) months after exercise of this option, the Parties shall enter into a Co-Promotion agreement containing provisions described in Appendix 7.2 for the Exclusive Co-Promotion Territory.

7.2.4.                            Termination of Co-Promotion Options After a Change in Control.

In the event of a Change of Control of Zealand Pharma, the Co-Promotion options granted in accordance with this Section 7.2 may be terminated by BI, on the terms and conditions set forth in Section 15.7.

8.                                      DILIGENCE OBLIGATIONS

8.1.                            In General.

BI shall use Reasonable Commercial Efforts to Develop and Commercialize Collaboration Compounds and Products in accordance with this Agreement and in accordance with the Master Development Plan (as amended and supplemented), to perform its obligations under Section 6.5, to maintain in effect all Regulatory Approvals obtained for Products (including pricing and reimbursement approve s) and to launch commercially, [***].  All Development and Commercialization efforts undertaken by BI’s Affiliates, Sublicensees, and Recognized Agents shall be attributed to BI. In the event that a decision by BI in the exercise of its final decision making authority is recognized by BI (after due inquiry) or by Zealand Pharma as likely to delay the Initiation of a Phase 11 Clinical Trial by more than one (1) year or the Initiation of a Phase III Clinical Trial by more than two (2) years as compared with the dates estimated in the latest approved Master Development Plan, BI shall provide Zealand Pharma with sufficient information to reasonably explain such delay in light of BI’s diligence obligations under this Agreement.

8.2.                            Abandonment.

Without limiting its obligations under Section 8.1 above, BI reserves at all times the freedom and right, in its own discretion, to abandon the Development and/or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Commercialization of any of the Collaboration Compounds and/or Products, without any liability of BI or its Affiliates to Zealand Pharma or its Affiliates by reason of such abandonment, in particular but without limitation for scientific, economic, or regulatory reasons, or should the Development not meet BI’s expectations or deliver the expected results or reveal severe safety or adverse events, and, as a consequence, should BI decide n to submit or maintain an application for or to withdraw Regulatory Approval(s). In such an event, BI shall consider in good faith a request by Zealand Pharma for the Collaboration Compound or Product to he further Developed or Commercialized by Zealand Pharma or a Third-Party, with a view towards maximizing the value of the portfolio of Collaboration Compounds and Products, under a license agreement to be negotiated in good faith by the Parties. Such license agreement, if any, shall include information rights for BI, an appropriate governance structure and appropriate financial provisions adequately reflecting each Party’s contribution to the program (in the form of a sharing of the transaction’s net economics).

8.3.                            Abandonment of Commercialization in a Territory.

In the event that, in a country or jurisdiction for which a Regulatory Approval has been received, (i) BI fails to launch commercially a Product no later than twelve (12) months after receipt of a Regulatory Approval for such country or jurisdiction without providing any reasonable explanation therefor to Zealand Pharma, or (ii) BI withdraws a Product from sale or abandons for more than three (3) months the sale of a Product, unless such abandon can be reasonably explained e.g. by an out-of-stock situation, Zealand Pharma may exercise its option to Co-Promote such Product in such country or jurisdiction, under the provisions of Appendix 7.2 relating to the Exclusive Co-Promotion Territory. Zealand Pharma’s exercise of such option shall be effective sixty (60) days after receipt of Zealand Pharma’s written notice by BI unless, within such sixty (60) day period, BI provides Zealand Pharma with reasonable assurances that BI will, as soon as reasonably possible, sell such Product in such country or jurisdiction again. For these purposes, the European Union shall be considered a single country or jurisdiction, such that a commercial launch, sale or offer for sale in one Member State shall be considered a launch, sale or offer to sale in all Member States.

9.                                      TRADEMARKS AND LABELING

9.1.                            Product Trademarks.

BI shall have the right, in its own discretion, to select, register, maintain, and defend at its own expense, all trademark(s) that BI may use for the Commercialization of Collaboration Compounds and/or Product(s) (the “Trademarks”), excluding, for the avoidance of doubt, any Zealand Pharma trademarks. BI shall own such Trademark(s) and I goodwill associated therewith and no license or right in or to any such Trademark shall be granted or transferred to Zealand Pharma except as expressly provided herein.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

9.2.                            Product Trademark Enforcement.

Zealand Pharma shall promptly notify BI of any infringement or suspected infringement of the Trademark(s) by any Third Party it should become aware of, and BI may, in its own discretion, take any or no action to pursue such infringement or suspected infringement as BI deems necessary or appropriate. Any actions or proceedings instigated by BI will be at BI s costs and expense and any proceeds or damages recovered will belong exclusively to BI.

10.                               REGULATORY MATTERS

10.1.                     General.

BI shall be solely responsible for obtaining and maintaining Regulatory Approvals from the competent Regulatory Authorities in the Territory.

10.2.                     Regulatory Submissions.

BI shall be responsible for the complete n of all administrative and regulatory procedures required for the continued Development and Commercialization of the Products, according to the provisions of the Research Plan and Master Development Plan. BI shall be solely responsible for the submission of applications for Regulatory Approvals for Products and for seeking Regulatory Approvals for Products in the Territory and all submissions for Regulatory Approvals shall be made in the name of BI, its Affiliates, Sublicensees or Recognized Agents and any and all documents, data, and other information submitted by BI, its Affiliates, Sublicensees or Recognized Agents, including but not limited to, the drug master file and the dossier shall be and remain the exclusive property of BI, without limitation on the provisions of this Agreement concerning the Data Room but subject to the Parties’ rights on termination of this Agreement or the Development or Commercialization of any Product. BI shall be responsible for all pharmacovigilance activities relating to the Products.

10.3.                     Regulatory Assistance.

Upon request of BI, Zealand Pharma shall provide, and shall cause its Affiliates to provide such reasonable assistance as may be required by BI, its Affiliates, Sublicensees or Recognized Agents where liaison between the Parties is, or may be, necessary to enable BI, it Affiliates, Sublicensees or Recognized Agents to fulfill its responsibilities hereunder. BI shall reimburse Zealand Pharma and its Affiliates for reasonable and properly justified (i) internal costs (charged on an hourly basis) at the FTE Rate and (ii) internal expenses as well as (iii) reasonable out-of-pocket costs and expenses incurred by Zealand Pharma in providing such assistance.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

10.4.                     Ownership and Costs.

Except as provided in Section 10.5 below, BI shall be solely responsible for maintaining Regulatory Approvals obtained under Section 10.2 above, and BI shall solely own all such Regulatory Approvals in the Territory. BI shall be fully responsible to bear all costs and expenses associated with undertaking and completing said registration activities in the Territory, including but not limited to, the costs of preparing and prosecuting applications for such Regulatory Approvals and fees payable to Regulatory Authorities in obtaining and maintaining the same.

10.5.                     Abandonment of Regulatory Approvals.

BI shall not abandon any Regulatory Approval (including pricing or reimbursement approvals) or applications therefor or allow them to lapse without first notifying Zealand Pharma of its intent to do so within a reasonable period (at least ninety (90) days) prior to a possible loss of right, and without offering Zealand Pharma (i) to continue to maintain or pursue such Regulatory Approval, or (ii) to authorize Zealand Pharma to do so, in the name of BI or Zealand Pharma (as BI may elect), in each case at Zealand Pharma’s cost and expense, unless the maintenance of such Regulatory Approval (or pricing or reimbursement approval) is considered by BI, acting in good faith, as likely to have a negative impact on the Commercialization of Collaboration Compounds and Products.

11.                               EXCLUSIVITY

11.1.                     As required by the EU Technology Transfer Block Exemption (EC Regulation No. 772/2004 of 27 April 2004), each Party shall be free to engage in research and development in all fields, at such Party’s cost, expense and risk.

11.2.                     The Parties shall exclusively collaborate in connection with the identification of new Glucagon/GLP-1 Dual Agonists as part of the Research Collaboration. In the event that a new Glucagon/GLP-1 Dual Agonist is Identified by either Party or jointly as part of the Research Collaboration, and if such Glucagon/GLP-1 Dual Agonist falls under the definition of Collaboration Compounds, such Glucagon/GLP-1 Dual Agonist shall be included within the scope of the License.

11.3.                     New Generation Compounds.

Zealand Pharma shall inform BI on a regular basis, and not less frequently than once each Calendar Semester, and with an appropriate level of detail, concerning Zealand Pharma’s programs to identify New Generation Compounds and the results thereof, such information to be provided at each regular meeting of the Program Steering Committee or, should the Program Steering Committee be dissolved as provided herein, at least two (2) times per year, within one (1) month after each Calendar Semester. Zealand Pharma shall test Compounds it develops as part of programs targeting a third receptor (other than the glucagon or GLP-1 receptors) known to have biological or physiological significance to determine if they are New Generation Compounds no later than when selecting compounds for

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

advancement to the “P” phase of Zealand Pharma’s product development procedures as of the Effective Date, attached hereto as Appendix 11.3, at which time Zealand Pharma shall propose to BI to enter into negotiations with respect to a license agreement for such New Generation Compound, indicating the parameters Zealand Pharma has established for out-licensing such New Generation Compound, it being Zealand Pharma’s intention to advance the development of New Generation Compounds through the first Phase I Clinical Trial prior to allowing a partner to assume responsibility for the Development of such New Generation Compounds. The above provisions shall apply until the [***] anniversary of the Effective Date, after which Zealand Pharma shall no longer be obligated to identify New Generation Compounds or to license them to BI.  BI will consider all licensing opportunities for New Generation Compounds presented by Zealand Pharma as provided herein in good faith, and the following provisions will apply to the licensing to BI of rights with respect to New Generation Compounds:

11.3.1.                     With respect to New Generation Compounds Identified by Zealand Pharma during the term of the Research Collaboration, in case that BI elects to license from Zealand Pharma such New Generation Compounds, the respective license shall be subject to the terms and conditions of this Agreement, including the Payment provisions of Section 12, with development and regulatory milestones payable for the New Generation Compound [***].

11.3.2.                     With respect to New Generation Compounds Identified by Zealand Pharma after the end of the Research Collaboration and before [***], BI shall have a first right of negotiation with Zealand Pharma with respect to an agreement for a license covering such New Generation Compound. Should the Parties not be able to reach an agreement with respect to a license of a New Generation Product within one hundred and twenty (120) days after a right of first negotiation has been offered to BI, Zealand Pharma shall be free to itself Develop and Commercialize the New Generation Compound or license the New Generation Compound to a Third Party, provided however, that prior to entering into a license for the New Generation Compound with a Third Party on terms materially less favorable to Zealand Pharma, taken as a whole, than the last offer (if any) it received from BI, Zealand Pharma shall offer to enter into a license agreement with BI on such less favorable terms and conditions and BI shall have the right, within thirty (30) Business Days after such offer by Zealand Pharma, to enter in a license agreement with Zealand Pharma containing the same terms and conditions as proposed with the Third Party.

11.4.                     [***].

11.5.                     For the avoidance of doubt, the Research Collaboration will explore [***], with the efficacy and specificity described in Appendix 1.50. Notwithstanding

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

anything to the contrary herein, Zealand Pharma will remain free subject to the limitations provided hereunder, and as long as such Compounds (excluding the Excluded Compounds) are not covered by the claims of the Zealand Pharma Patents shown in Appendix 1.112, to use naturally occurring peptide hormones with different levels of efficacy and specificity [***].

12.                               PAYMENTS, REPORTS, AND RECORDS

12.1.                     Payments.

In consideration of the contributions and activities of Zealand Pharma under this Agreement and the licenses and rights granted by Zealand Pharma to BI hereunder, particularly the licenses and rights set forth in Article 5 above, BI agrees to make the following payments to Zealand Pharma as set forth in this Article 12.

12.2.                     One-time Payment.

Subject to receipt of a written Invoice, which shall be provided by Zealand Pharma to BI as soon as deemed practicable by Zealand Pharma after the Effective Date, and after BI’s receipt of a fully signed and executed original of the Agreement, no later than 30 June 2011, BI shall pay to Zealand Pharma a non-creditable and non-refundable sum of [***].

12.3.                     Development Funding.

BI will assume all expenses for the Master Development Plans for Collaboration Compounds included within the scope of the License, including the ZP2929 Phase I expenses related to the preparation and filing of investigations new drug (IND) applications, the manufacture of the necessary amount of Collaboration Compound for the successful completion of Phase I Clinical Trials, and clinical trial samples. Preclinical expenses (including expenses for drug development preparation and filing of investigational new drug (IND) applications and the manufacture of pre-clinical and clinical trial samples) shall be borne as follows: (I) for ZP2929, pre-clinical expenses through the toxicology studies completed by Zealand Pharma prior to the Effective Date shall be borne by Zealand Pharma, (ii) pre-clinical expenses for Collaboration Compounds incurred during the course of the Research Collaboration will be covered through the funding of the Research Collaboration as described in Section 3.4.1, and (iii) all other pre-clinical expenses for Collaboration Compounds (including expenses arising from pre-clinical profiling by Zealand Pharma as provided in Section 6.5) shall be borne by BI. For the avoidance of doubt, BI will assume the expenses summarized in Appendix 12.3. These expenses are the projected costs as of the Effective Date, and are subject to further revision and confirmation by the Program Steering Committee or as mutually agreed by the Parties (it being understood that Section 2.2.4 shall not apply). Accordingly, Appendix 12.3 may be updated as required by mutual agreement of the Parties. Zealand Pharma will provide a breakdown of

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

actual expenses as a basis for BI’s reimbursement as and when such costs are payable, on a quarterly basis. in accordance with Section 12.9. Phase I Clinical Trial costs already incurred as of the Effective Date shall be reimbursed by BI to Zealand Pharma within thirty (30) days after receipt of the related Invoice. For the avoidance of doubt, the actual expenses may not exceed the projected cost listed in Appendix 12.3 or, in case these nave been revised and confirmed after execution of this Agreement, cost as updated in an amended Appendix 12.3. Zealand Pharma shall not be required to incur any costs for the Phase I Clinical Trials that are not reimbursed by BI and, accordingly, Zealand Pharma s Development obligations shall be appropriately adjusted.

12.4.                     Milestone Payments.

12.4.1.                     Development Milestones.

(a)                                           In General.

	[***]		[***]	[***]
[***]	[***]	*	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]

* [***]

(b)                                           Combined Phases. In the event that the Master Development Plan is upon decision of the Program Steering Committee amended in a way [***], the Program Steering Committee shall decide, when approving the amended Master Development Plan, upon the trigger event for payment of such milestones, preserving the expected economic benefits of this Agreement for the Parties.

12.4.2.                     Regulatory Milestones.

	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]

[***]

[***]

12.4.3.                     Sales Performance Milestones.

First time Net Sales achieve [***]*	[***]
First time Net Sales achieve [***]*	[***]
First time Net Sales achieve [***]*	[***]
First time Net Sales achieve [***]*	[***]

* [***]

12.5.                     Payment of Milestone Payments.

(i)                                     Each development milestone and regulatory milestone (described in Sections 12.4.1 and 12.4.2 above) payment shall be due and payable to Zealand Pharma within thirty (30) Business Days after receipt of a written Invoice from Zealand Pharma, which shall be provided to BI as soon as practicable after BI notifies Zealand Pharma that the particular milestone has been achieved (whether achieved by or on behalf of BI or any of its Affiliates or Sublicensees). BI will notify Zealand Pharma within twenty (20) Business Days after the achievement of any milestone event for which a payment to Zealand Pharma is required under Section 12.4, and Zealand Pharma shall send to BI an Invoice for the corresponding milestone payment.

(ii)                                  BI shall pay the Sales Performance Milestone payments pursuant to Section 12.4.3 above within sixty (60) days of the end of the respective calendar year and receipt of a corresponding Invoice from Zealand Pharma.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

12.6.                     No Multiple Milestone Payments.

It is hereby understood that each milestone payment pursuant to Section 12.4 above shall be paid only once and only for the first achievement of a given milestone by a Product and that no additional milestone payments shall be made for any subsequent achievement of such milestone by a Product which replaces another Product in Development. The Replacement Product shall be subject to only those milestone payments not yet achieved by the replaced Product.

12.7.                     Requirements for Invoices.

All Invoices provided by Zealand Pharma shall fulfill the requirements set forth in Appendix 12.7, which shall be amended in the event of amended statutory requirements. Each Invoice must comply with all applicable tax requirements.

12.8.                     Royalties.

In further consideration of the rights and licenses granted by Zealand Pharma to BI hereunder, including the rights and licenses set forth in Article 5 above, BI shall make royalty payments based on Net Sales, on a Product-by-Product and country-by-country basis, until the later of (i) the expiration of the last-to-expire Valid Claim covering such Product in such country under (x) the Patent Rights listed in Appendix 1.112(a) or Appendix 1.112(b) and all continuations, continuations-in-part (to the extent claiming priority to at least one of the Patent Rights listed in Appendix 1.112(a) or Appendix 1.112(b)), divisions, reissues, renewals, re-examinations, extensions and supplementary protection certificates granted in relation thereto, and all foreign counterparts thereof, and (y) the Collaboration Patents or any Selected Zealand Pharma Patents; (ii) ten (10) years after the First Commercial Sale of such Product in such country, or (iii) expiration of market or regulatory exclusivities granted by any Regulatory Authority for such Product in such country on the basis of either New Chemical Entity Exclusivity, Orphan Drug Exclusivity or Pediatric Exclusivity, however excluding any other regulatory exclusivity. Such royalty payments shall be calculated based on year-to-date, aggregate annual Net Sales of all Products being subject to royalty payment, applying the tiered royalty rate shown below:

12.8.1.                     Royalty Payments.

Net Sales* < [***]	[***]	%
[***] < Net Sales* < [***]	[***]	%
Net Sales* > [***]	[***]	%

* In a calendar year, aggregate Net Sales of all Products.

For example, BI shall pay Zealand Pharma royalties in an amount equal to (i) [***] for the portion of the annual, worldwide, aggregate Net Sales of all Products up to [***] per Calendar Year; (ii) [***] for the portion of the annual, worldwide, aggregate Net Sales equal to or exceeding [***] and up to [***] per Calendar

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Year; (iii) [***] for the portion of the annual, worldwide, aggregate Net Sales equal to or exceeding [***].

12.8.2.                     Timing of Royalty Payments.

BI shall make all royalty payments within sixty (60) days following the end of each Calendar Quarter for Net Sales during the previous Calendar Quarter.

12.8.3.                     Royalty Adjustments for Generic Competition.

In case a Product or Combination Product faces Generic Competition in one or more country(ies) of the Territory, BI shall be entitled to reduce the royalty payment due to Zealand Pharma (as set forth in this Section 12.8) for sales of such particular Product or Combination Product in such country(ies) in the Territory from the following Calendar Quarter onward and for each of the following Calendar Quarters accordingly for so long as there is such Generic Competition in such country(ies). The calculation shall be performed in the manner described below (but solely in the event of Generic Competition affecting the Collaboration Compound in the Product or Combination Product, and not in the event of Generic Competition affecting any formulation or delivery technology or any other therapeutic or prophylactic ingredients that may be combined with the Product in the Combination Product):

(a)                       The Net Sales of any such Product in those countries with Generic Competition will be reduced by [***] (“Adjusted Net Sales”) from and after the first day of the Calendar Quarter after the Calendar Quarter in which such Generic Competition first occurs until the last clay of the Calendar Quarter in which such Generic Competition ceases to exist. These sales will be then added to the Net Sales determined in countries without Generic Competition (“Base Net Sales”). The sum of Base Net Sales and Adjusted Net Sales shall constitute the total Net Sales (the “Total Net Sales”).

(b)                       The royalty payment due to Zealand Pharma as set forth in this Section 12.8.3 shall be calculated on the basis of Total Net Sales in the Territory.

(c)                        Should BI first obtain evidence that Generic Competition occurred during a Calendar Quarter after completion of the preparation of its Net Sales report for such Calendar Quarter, BI shall be entitled to a credit, to be applied by BI against subsequent royalty payments, in the amount by which royalties would have been reduced had due account been taken of such Generic Competition when preparing such Net Sales report, provided, however, that BI submits reasonable evidence of such Generic Competition, no later than

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

one hundred eighty (180) days after the end of the Calendar Quarter to which such credit relates.

12.8.4.                     Net Sales Report.

Within sixty (60) days following the end of each Calendar Quarter, BI shall submit to Zealand Pharma a written report setting forth the Net Sales in the Territory on a country-by-country and Product-by-Product basis during such Calendar Quarter and year-to-date, total royalty payments due to Zealand Pharma in respect to Products, information showing those countries where the Adjusted Net Sales were used, and information supporting the calculation of Net Sales of Products (including the amount of gross sales of Product in the Territory) (the “Net Sales Report”).

12.8.5.                     Third Party Royalties.

BI shall promptly inform Zealand Pharma if BI becomes aware of a Third Party that owns or controls patents that would prevent the Development, manufacture, use and/or Commercialization of a Product (but solely with respect to the Collaboration Compound in the Product and not with respect to any formulation or delivery technology or any other therapeutic or prophylactic ingredients that may be combined with the Product in a Combination Product).  After providing such notice, BI shall be entitled to a credit against the applicable royalties payable for a Product under this Section 12 in the amount of [***] of any royalty payments owed to Third Parties under license agreements negotiated, entered into and performed by BI in good faith after the Effective Date, for such Third Party patents, provided, however, that in no case shall the credit be more than [***] of the royalties otherwise due to Zealand Pharma hereunder for such Product. In the event the royalty payments owed by BI to a Third Party under a license agreement are reduced, reimbursed, or cancelled, for any reason whatsoever, Zealand Pharma will be reimbursed pro rata by BI for the related amount previously credited against its royalty payment.

BI shall provide Zealand Pharma with the name of the Third Party, key terms of the license agreement, and a summary in reasonable detail of the rights granted to and by such Third Party and the basis for BI’s determination that such patents would prevent the Development, manufacture, use and/or Commercialization of a Product. BI shall be solely responsible for any milestone and loyalty payments owed by the Parties to a Third Party for Products.

For the avoidance of doubt, Zealand Pharma shall remain responsible for the payment of any milestone and royalty obligations, if any, due to Third Parties in the Territory under any Zealand Pharma Intellectual

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Property which is licensed to Zealand Pharma by Third Parties as of the Effective Date covering Collaboration Compounds.

12.8.6.                     No Multiple Royalties.

No multiple royalties shall be payable because a Product, its manufacture, use or sale is or shall be covered by more than one Valid Claim of a patent included in the Zealand Pharma Patents or Collaboration Patents or more than one patent under the Zealand Patents or Collaboration Patents.

12.9.                     Payment Terms.

All sums due to Zealand Pharma shall be payable in Euro by bank wire transfer in immediately available funds to such bank account(s) as Zealand Pharma shall designate.  Except as otherwise set forth herein, all payments due hereunder shall be paid by BI within thirty (30) days following receipt of Zealand Pharma’s Invoice.  All payments due to Zealand Pharma under the terms of this agreement are expressed to be exclusive of value added tax (VAT) which tax shall be paid in addition if applicable.

12.10.              Currency.

When Products are sold for monies other than Euro. the earned royalties will first be determined in the foreign currency of the country in which such Products were sold and then converted into equivalent Euro funds.  All royalty payments shall be computed by converting the Net Sales in each country in the Territory into Euro, using the monthly exchange rates as customarily used by BI in its regular accounting system, in accordance with Section 12.11.

12.11.              Financial Standards.

All financial terms and standards (including any calculation of Net Sales and financial payments due under this Agreement) shall be governed by and determined in accordance with normally accepted accounting principles (more specifically, the principles of the German commercial code “Handelsgesetzbuch” or “HGB” in its current version) and shall be consistent with BI’s audited consolidated financial statements.  Notwithstanding the above, Net Sales shall be calculated in accordance with the formula specified in Section 1.67 above.

12.12.              Late Payments.

Payments not paid within seven (7) days after the due date or delayed by the late sending by BI of a notice or report due, shall bear interest at an annual rate [***] above the [***] rate which applied on the due date as disclosed from time to time by the European Central Bank.  Calculation of interest will be made for the exact number of days in the interest period based on a year of 360 days (actual/360).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

12.13.              Tax Withholding. Financial Records and Audits.

12.13.1.              Tax Withholding.

If laws or regulations require withholding (of the licensee) of any taxes imposed upon (a licensor) on account of any royalties and payments, paid under this Agreement, such taxes shall be deducted (by licensee) as required by law from such remittable royalty and payment and shall be paid (by licensee) to the proper tax authorities.  Official receipts of payment of any withholding tax shall be secured and sent to (licensor) as evidence of such payment.  The Parties shall exercise their best efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any relevant tax treaty.

12.13.2.              Financial Records and Audits.

BI shall keep accurate and complete records of all financial information needed to calculate Net Sales and/or any payments due to Zealand Pharma under this Agreement.  BI shall at any given moment retain records relating to Net Sales and/or any payments made to Zealand Pharma during the three (3) preceding calendar years.  At Zealand Pharma’s request, such records shall be made available for inspection, review and audit, once a calendar year, during normal business hours and with reasonable advance written notice to BI, by an independent certified public accountant appointed by Zealand Pharma and reasonably acceptable to BI for the purpose of verifying the accuracy of the accounting reports and payments pursuant to this Agreement and report to Zealand Pharma the findings (but not the underlying data) of said examination of records as are necessary to evidence that BI has complied with its payment and other financial obligations under Article 12 of this Agreement.  A copy of any report provided to Zealand Pharma by the independent accountant shall be given concurrently to BI.  Zealand Pharma may perform such an audit no more than once per calendar year.  Zealand Pharma shall be responsible for all costs and expenses incurred in performing any such audit unless the audit discloses at least a five percent (5%) shortfall, in which case BI shall bear the full cost of the audit.  Zealand Pharma shall be entitled to recover any shortfall in payments as determined by such audit, plus interest thereon, calculated in accordance with Section 12.12 above.  If said examination of records reveals any overpayment(s) by BI, then Zealand Pharma shall credit the amount overpaid against BI’s future royalty payment(s).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

13.                               CONFIDENTIAL INFORMATION AND NON-SOLICITATION

13.1.                     Definition.

“Confidential Information” means confidential or proprietary information, data or Know-How, whether provided in written, oral visual or other form by one Party or any of its Affiliates (the “Disclosing Party”) to the other Party (the “Receiving Party”) or any of its Affiliates in connection with this Agreement, including, but not limited to, the terms of this Agreement and information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products, including, but not limited to BI Know-How and Zealand Pharma Know-How, as applicable.  The confidentiality obligations of this Article 13 shall not apply to any such information that the Receiving Party can demonstrate: (i) is already known to the Receiving Party or its Affiliates (other than under an obligation of confidentiality) at the time of disclosure (as evidenced by written records of the Receiving Party); (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party or its Affiliates; (iii) is disclosed to the Receiving Party or its Affiliates by a Third Party who had no separate nondisclosure obligation in respect of such information; or (iv) is independently discovered or developed by or on behalf of the Receiving Party or its Affiliates without the use of the Confidential Information of the Disclosing Party (as evidenced by written records of the Receiving Party).  The terms of this Agreement shall be deemed Confidential Information of each Party. The Parties agree that with respect to the Collaboration Intellectual Property, Zealand Pharma shall be deemed the Disclosing Party with respect to any Collaboration Intellectual Property solely owned by Zealand Pharma pursuant to the terms hereof, and BI and Zealand Pharma both shall be deemed the Disclosing Party with respect to any Collaboration Intellectual Property jointly owned by the Parties pursuant to the terms hereof (including, at such time, any Collaboration Intellectual Property that subsequently becomes jointly owned by the Parties pursuant to the terms hereof).  With respect to the BI Intellectual Property and the BI Product Development Intellectual Property, BI shall be deemed the Disclosing Party, and with respect to Zealand Pharma Intellectual Property; Zealand Pharma shall be deemed the Disclosing Party.

13.2.                     Confidentiality.

The Receiving Party shall keep in confidence all Confidential Information of the Disclosing Party with the same degree of care it employs to maintain the confidentiality of its own Confidential Information, but no less than a reasonable degree of care.  The Receiving Party shall not use such Confidential Information for any purpose other than in performance of or exercise of its rights under this Agreement or disclose the same to any other person other than (i) to its and its Affiliates, directors, officers, employees, consultants, professional advisors, lenders, insurers, subcontractors and sublicensees only on a need-to-know basis and solely as necessary in connection with this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in this Article 13 prior to any such disclosure; and (ii) solely with respect to the material terms of this Agreement, disclosure to any bona fide potential or actual investor, investment banker, acquirer, merger partner,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in this Article 13 prior to any such disclosure.  The receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee.

13.3.                     Permitted Disclosure and Use.

The Receiving Party shall have the right to disclose Confidential Information (i) if, in the reasonable opinion of the Receiving Party’s legal counsel, such disclosure is necessary or advisable in order to comply with any applicable laws (including the rules of any stock exchange), provided that the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party and the Receiving Party seeks confidential treatment of such Confidential Information to the maximum extent permitted by the relevant governmental authority; (ii) if a court, tribunal, administrative agency or other governmental authority orders such disclosure, provided that the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party to permit the Disclosing Party to intervene and to request protective orders or other confidential treatment; or (iii) in connection with prosecuting or defending litigation relating to this Agreement.  The Receiving Party will cooperate reasonably with any such efforts by the Disclosing Party.

13.4.                     Return.

Upon expiration or termination of this Agreement, the Receiving Party shall return or destroy all documents or other media containing Confidential Information of the Disclosing Party with the exception of one (1) copy for the sole purpose of monitoring and documenting the confidentiality obligations hereunder.

13.5.                     Remedies.

Money damages will not be an adequate remedy if this Article 13 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief with any court of competent jurisdiction against such breach or threatened breach without the necessity of posting any bond or surety.

13.6.                     Survival.

This Article 13 shall survive the expiration or termination of this Agreement for a period of ten (10) years and, for Platform Technology and manufacturing techniques, for so long as they are not in the public domain.

13.7.                     Internet Mail Encryption.

The Parties undertake to protect Confidential Information (including but not limited to patent-related, scientific or technical information) against unauthorized

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

access by Third Parties.  If Confidential Information is communicated via internet mail, use of internet mail encryption technology is compulsory (for direct communication between the Parties, BI provides for a suitable technology at http://guides.boehringer-ingelheim com free of charge).

13.8.                     No-Solicitation.

Neither Party may, during the Term of this Agreement and for [***] thereafter, approach or induce with offers of employment, directly or indirectly, any of the employees of the other Party that it may come into contact with in performing its duties under the Agreement, without first obtaining the prior written approval of the other Party.  This Section shall not apply to recruitment achieved through specific local or national placed advertisements where there has been no direct or targeted contact with the individual in question.

14.                               INTELLECTUAL PROPERTY, PATENTS, PATENTS PROSECUTION

14.1.                     Zealand Pharma Intellectual Property.

Except as expressly provided herein, all Zealand Pharma Intellectual Property shall be, and shall continue to be, owned by Zealand Pharma. BI shall have the right, at its expense and request, to be registered into national and regional patent registers as an exclusive licensee of Zealand Pharm under the licensed Patents for the purposes of exercising its rights under this Agreement.  For the avoidance of doubt, and notwithstanding anything to the contrary herein, Zealand Pharma reserves all rights under, and shall have the exclusive right under, the Zealand Pharma Patents and Zealand Pharma Know-How to make, have made, use, register, sell, offer to sell, import, export, research, have researched, Develop, have Developed, and Commercialize any and all Compounds that are not Collaboration Compounds.

14.1.1.                     Zealand Pharma Patent Prosecution.

Zealand Pharma, through internal or reputable external patent attorney or agent of its choice, shall file, prosecute and maintain the Zealand Pharma Patents.

If, at any time after the Effective Date, Zealand Pharma identifies a Patent Right Controlled by Zealand Pharma which would be infringed by the manufacture, use or sale of Collaboration Compounds or Products by BI, its Affiliates, Sublicensees, Recognized Agents or customers, Zealand Pharma shall propose to BI by notice that such Patent Rights be included within the scope of the license granted in Section 5.1 and added to Appendix 1.112(b).  BI shall have nine (9) months from the receipt of such notice to elect, in its sole discretion, whether or not such Patent Rights shall be added to Appendix 1.112(b).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Similarly, if at any time after the Effective Date, BI identifies a Patent Right Controlled by Zealand Pharma which would be infringed by manufacture, use or sale of Collaboration Compounds or Products by BI, its Affiliates, Sublicensees, Recognized Agents or customers, BI may require by notice to Zealand Pharma that such Patent Rights be included within the scope of the license granted in Section 5.1 and added to Appendix 1.112(b).

Any Patent Rights Controlled by Zealand Pharma so added to Appendix 1.112(b) shall bear royalties as provided in Section 12.8(1)(x), an any Patent Rights controlled by Zealand Pharma that are not added to Appendix 1.112(b) as provided in this section may not be used or sublicensed by BI and may, notwithstanding the non-assertion undertaking in Section 5.1 of this Agreement, be enforced against BI, its Affiliates, Sublicensees, Recognized Agents and customers.

During the Term of this Agreement, the Parties shall reasonably cooperate in the filing, prosecution and maintaining of the Zealand Pharma Patents, and Zealand Pharma shall keep BI regularly and currently informed of all steps to be taken in the preparation, filing, prosecution and maintenance of the Zealand Pharma Patents, and agree upon a common patent strategy and shall furnish BI with copies of such applications and amendments thereto, and any other related correspondence to and from patent offices and external patent attorneys and agents. BI shall have the right to comment thereon within thirty (30) days after receipt from Zealand Pharma before Zealand Pharma makes the submission to a patent office which could materially affect the scope or validity of the patent coverage and Zealand Pharma shall reasonably take into account all comments made by or on behalf of BI (BI shall provide its comments within fifteen (15) days, if possible).  In case of a dispute, BI shall always have the final decision-making authority with respect to any action relating to the preparation, filing, prosecution and maintenance of any Zealand Pharma Patents to the extent relating to Collaboration Compounds or Products, acting reasonably and in good faith to secure the most valuable protection available under applicable patent laws.  In all other cases Zealand Pharma shall have the final decision-making authority with respect to any action relating to the preparation, filing, prosecution and maintenance of any Zealand Pharma Patents, acting reasonably and in good faith to secure the most valuable protection available under applicable patent laws.  BI shall bear all fees and external expenses necessary for the prosecution and maintenance of the Zealand Pharma Patents listed in Appendix 1.112(a) and any continuation, continuation-in-part (to the extent claiming priority to at least one of the Patent Rights listed in Appendix 1.112(a)), division, reissue, renewal, re-examination, extension or supplementary protection certificate granted in relation thereto, or any foreign counterpart thereof.  Except as may otherwise be agreed, Zealand Pharma shall bear all fees

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

and external expenses necessary for the prosecution and maintenance of the Zealand Pharma Patents listed in Appendix 1.112(b).

If BI determines that it no longer wishes to have a license for a Zealand Pharma Patent listed in Appendix 1.112(a) or Appendix 1.112(b), or to any continuation, continuation-in-part (to the extent claiming priority to at least one of the Patent Rights listed in Appendix 1.112(a) or Appendix 1.112(b)), division. reissue, renewal, re-examination, extension or supplementary protection certificate granted in relation thereto, or any foreign counterpart thereof, BI shall so notify Zealand Pharma.  The Zealand Pharma Patent BI wishes to remove from Appendix 1.112(a) or Appendix 1.112(b) shall be removed therefrom, effective on the last day of the Calendar Quarter first commencing after the date of receipt by Zealand Pharma of such notice.  From and after the removal of such Zealand Pharma Patent from Appendix 1.112(a) or Appendix 1.112(b), (i) such Zealand Pharma Patent may not be further used or sublicensed by BI and may, notwithstanding the non-assertion undertaking in Section 5.1 of this Agreement, be enforced against BI, its Affiliates, Sublicensees, Recognized Agents and customers, (ii) BI shall not be obliged to bear fees or external expenses for such a Zealand Pharma Patent accruing after the effective date of such removal, and (iii) Zealand Pharma shall be solely responsible for all further matters with respect to the prosecution, assertion, defense or maintenance of such Zealand Pharma Patent.

14.1.2.                     Abandonment of Zealand Pharma Patents.

Zealand Pharma shall not abandon any Zealand Pharma Patents (other than in connection with the filing of a continuing application (as under US law) based on the Zealand Pharma Patents in connection with the ordinary course of prosecution of such Zealand Pharma Patents) and shall not allow any Zealand Pharma Patents to lapse without (i) first notifying BI in writing of its intent to abandon any Zealand Pharma Patents in a particular country or jurisdiction within a reasonable period (at least ninety (90) days) prior to a possible loss of right, and (ii) without offering BI to continue the filing, prosecution and maintaining of such Zealand Pharma Patents in such country or jurisdiction at its own cost through internal or reputable external patent attorneys or agents of its choice.  If, after receipt of notice from Zealand Pharma of its intent to abandon any Zealand Pharma Patent, BI, in its own discretion, notifies Zealand Pharma of its intent to take over the filing, prosecution and maintaining of such Zealand Pharma Patents, which notice must be provided within (30) days of Zealand Pharma s notice, Zealand Pharma shall transfer to BI the complete prosecution files for such Zealand Pharma Patents to enable BI to comply with all upcoming deadlines for responding to official actions and paying the maintenance fees for such Zealand Pharma Patent(s).

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

14.2.                     Phase III Development Candidate Patents.

For each Development Candidate that BI elects to advance into Phase III Clinical Trial pursuant to this Agreement, the Parties shall cooperate to develop a mutually acceptable patent strategy designed to obtain Patent Rights that specifically and solely claim such Development Candidate (including pharmaceutically acceptable salts, hydrates, solvates, optical isomers, and polymorphs thereof), pharmaceutical compositions comprising such Development Candidate, the method of manufacturing such Development Candidate, and/or methods of using such Development Candidate in the treatment of clinical indications for which regulatory approval will be sought based on such Phase III Clinical Trial (such Patent Rights being designated the “Phase III Development Candidate Patents”).  For clarity, the claims of any such Phase III Development Candidate Patent shall not read on any other peptide compound.  A Phase III Development Candidate Patent shall be prosecuted pursuant to Section 14.1 if the Phase III Development Candidate Patents is a Zealand Pharma Patent, and pursuant to Section 14.4 if the Phase III Development Candidate Patents is a Collaboration Patent.  BI shall have the right, during the Term of this Agreement and after achievement and payment of the Phase III Clinical Trial Development Milestone for a Development Candidate, to request the transfer and assignment of Zealand Pharma s rights in and to any Phase III Development Candidate Patent for such Development Candidate (the “Selected Zealand Pharma Patents”).  Upon BI’s request and at BI’s expense, Zealand Pharma shall promptly transfer and assign to BI all right, title and interest in and to such Selected Zealand Pharma Patents and promptly execute and deliver all documents reasonably necessary to effect such transfer of ownership to BI.  In addition, Zealand Pharma shall transfer to BI the complete prosecution files for such Selected Zealand Pharma Patents to enable BI to comply with all upcoming deadlines for responding to official actions and paying the maintenance fees for such Selected Zealand Pharma Patents. Any costs and expenses incurred by Zealand Pharma for the prosecution, transfer and assignment of such Selected Zealand Pharma Patents shall be borne by BI.

14.2.1.                     Selected Zealand Pharma Patents Prosecution.

BI will keep Zealand Pharma regularly and currently it formed of all steps to be taken in the further prosecution of the Selected Zealand Pharma Patents by BI and will furnish Zealand Pharma with copies of any amendments and other related correspondence to and from patent offices related to the Selected Zealand Pharma Patents. Zealand Pharma will have the right to comment thereon before BI makes a submission to a patent office which could materially affect the scope or validity of the patent coverage and BI shall reasonably take into account all comments made by or on behalf of Zealand Pharma.  In case of a dispute between the Parties, BI shall have the final decision making authority with respect to the preparation, filing, prosecution and maintenance of the Selected Zealand Pharma Patents, acting reasonably and in good faith to secure the most valuable protection available under applicable patent laws.  BI

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

shall bear all fees and external expenses necessary for the prosecution and maintenance of the Selected Zealand Pharma Patents.

14.2.2.                     Abandonment of Selected Zealand Pharma Patents.

BI shall not abandon any Selected Zealand Pharma Patents (including by electing not to file a Selected Zealand Pharma Patent in any jurisdiction) and shall not allow any Selected Zealand Pharma Patents to lapse without first notifying Zealand Pharma in writing of its intent to abandon any Selected Zealand Pharma Patent within a reasonable period (at least ninety (90) days) prior to a possible loss of right, and permitting Zealand Pharma to continue the filing, prosecution and maintenance of such Selected Zealand Pharma Patents in the name of Zealand Pharma and at its own cost.  Zealand Pharma shall no later than thirty (30) days after BI’s notification inform BI in writing about its decision to maintain and continue any such patent or patent application, in which case BI shall re-assign and re-transfer to Zealand Pharma all right, title and interest in and to such Selected Zealand Pharma Patents and promptly execute all actions and deliver all documents and take such further steps as necessary to effect such re-assignment and re-transfer of ownership to Zealand Pharma.  In addition, BI shall transfer to Zealand Pharma the complete prosecution files for such Selected Zealand Pharma Patents to enable Zealand Pharma to comply with all upcoming deadlines for responding to official actions and paying the maintenance fees for such Selected Zealand Pharma Patents.

14.2.3.                     No Effect on Payments.

The transfer and assignment of any Selected Zealand Pharma Patents to BI, or from BI to Zealand Pharma, shall have no effect on BI’s obligation to make milestone or royalty payments to Zealand Pharma in accordance with Article 12 above.

14.3.                     BI Intellectual Property.

All BI Intellectual Property and BI Product Development Intellectual Property shall be and shall remain the exclusive property of BI and its Affiliates.

14.4.                     Collaboration Intellectual Property.

14.4.1.                     Disclosure.

Each Party shall promptly disclose to the other Party any and all Collaboration Intellectual Property made under the Agreement. Ownership of the Collaboration Intellectual Property is set forth in Section 14.4.3.  Where any Third Party, including permitted subcontractors or collaborators, is involved in the Research Collaboration at the request or under the control of a Party, such Party

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

shall ensure by written contract that such Third Party assigns and transfers any intellectual property rights in and to the results of the Research Collaboration to the Parties prior to its involvement in the Research Collaboration.

14.4.2.                     Prosecution and Maintenance of the Collaboration Patents.

The prosecution and maintenance of Collaboration Patents shall be through a mutually selected patent counsel.  Within sixty (60) days following the Effective Date, the Parties shall agree on a patent counsel (“Joint Counsel”) who shall be engaged by both Parties for the prosecution and maintenance of all Collaboration Patents.  The following terms shall apply to each Collaboration Patent:

Joint Counsel shall give BI and Zealand Pharma (or each Party’s designee) an opportunity to review the text of each application, office action response or other substantive document for a Collaboration Patent before filing with any patent office in the Territory, shall incorporate BI’s and Zealand Pharma’s (or each Party’s designee’s) reasonable comments with respect thereto, and shall supply BI and Zealand Pharma (or each Party’s designee) with a copy of each such application, office action response or other substantive document as filed, together with notice of its filing date and serial number.  In the event that Zealand Pharma and BI provide Joint Counsel with conflicting instructions regarding any of filing, prosecuting or maintaining a Collaboration Patent, Joint Counsel shall make the Parties aware of such conflicting instructions and, if the Parties are not able to resolve such conflict within a reasonable time prior to the applicable filing deadline, BI shall have the final say as regards the preparation, filing prosecution and maintenance of Collaboration Patents, acting reasonably and in good faith to secure the most valuable protection available under applicable patent laws.

Where, pursuant to the procedures set forth above it is decided that an invention (or plurality of inventions) shall be described in a new Collaboration Patent application Joint Counsel:

(i) shall file one or more priority applications describing such invention or inventions, each such priority application to be filed as a US provisional patent application;

(ii) no later than the first anniversary of the filing date of the priority application first-filed in respect of such invention or invention(s), shall concurrently file a US utility patent application and a PCT international application, each identically claiming priority to those priority patent application(s) filed in respect of such invention or invention(s); and

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(iii) optionally shall concurrently file one or more direct national patent applications outside the US, identically claiming priority to those priority patent application(s) filed in respect of such invention or invention(s).

Upon Zealand Pharma’s election by notice, Joint Counsel shall file the PCT application described in (ii) above in the German language.  Such notice shall be given not later than nine (9) months before the expiration of the deadline for filing such PCT application.  Should Zealand Pharma not so elect, Joint Counsel shall file the PCT application in the English language and shall, promptly after such filing in English and before publication of the application, de-designate the US as a designated state (for example, by filing Form PCT/IB/372 or equivalent).

Both Parties shall reasonably cooperate with Joint Counsel in preparation, filing, prosecution and maintenance of patent applications for Collaboration Patent, including providing Joint Counsel with data and other information as reasonably appropriate with respect thereto.

Joint Counsel shall keep BI and Zealand Pharma advised of the status of the prosecution and maintenance of Collaboration Patents, including actual and prospective patent filings for Collaboration Patents and shall provide each Party with advance copies of any papers related thereto.  Joint Counsel shall promptly give notice to BI and Zealand Pharma of the grant, lapse, revocation, surrender, invalidation, or abandonment of any Collaboration Patents.

BI shall be responsible for all fees and costs charged by Joint Counsel with respect to the prosecution and maintenance of Collaboration Patents and all other mutually agreed and approved out-of-pocket costs and expenses incurred by either Party in connection with such prosecution and maintenance of Collaboration Patents.

Should BI decide that it does not wish to continue paying to the prosecution and maintenance of a particular Collaboration Patent, BI shall notify Zealand Pharma and Joint Counsel at least sixty (60) days in advance of the next deadline and shall allow Zealand Pharma to assume responsibility for such prosecution and maintenance payments incurred after thirty (30) days after receipt of BI’s notice.  If Zealand Pharma assumes such responsibility, then: (i) Zealand Pharma may designate any counsel of its choice to handle the prosecution and maintenance of such Collaboration Patents and it shall cease to be part of the Collaboration Patents and no further royalty obligations shall exist under this Agreement with respect thereto, (ii) BI shall lose its licenses to such Collaboration Patents under Article 5, such Collaboration Patents may not be used or sublicensed by BI and may, notwithstanding the non-assertion undertaking in Section 5.1 of this Agreement, be enforced against BI, its Affiliates, Sublicensees, Recognized Agents and

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

customers, and (iii) BI shall and hereby does transfer and assign all right, title and interest in said Collaboration Patent to Zealand Pharma as the sole owner.  If Zealand Pharma decides not to assume such responsibility, then it shall instruct Joint Counsel to abandon the prosecution and maintenance of such Collaboration Patent.

14.4.3.                     Ownership of Collaboration Know How and Collaboration Patents.

Without limitation on the options granted to BI below, Zealand Pharma shall solely own all right, title and interest in and to any and all Collaboration Know-How and in and to all US provisional Collaboration Patents and US utility Collaboration Patents, and BI agrees to assign, and hereby does assign, all of its rights, title and interests in and to the Collaboration Know-How and US provisional Collaboration Patents and US utility Collaboration Patents to Zealand Pharma.

Without limitation on the options granted to BI below, Zealand Pharma and BI shall jointly own each PCT international Collaboration Patent as from the international filing date, which PCT international Collaboration Patent or national application outside the US, if any, shall be filed in the names of Zealand Pharma and BI.

BI shall have the option, any time during the term of this Agreement in the US after the issuance of a Collaboration Patent in the US (regardless whether it claims the priority of a provisional or utility patent application) to require Zealand Pharma to transfer and assign to BI an equal and undivided joint ownership interest in and to such issued US Collaboration Patent.  BI may exercise such option with respect to an issued US Collaboration Patent by providing written notice thereof to Zealand Pharma.  Upon exercise of such option, Zealand Pharma shall execute a mutually acceptable assignment agreement transferring and assigning to BI an equal and undivided joint ownership interest in and to such issued US Collaboration Patent, and in and to any Collaboration Know-How described in such issued Collaboration Patent, with the exception of Collaboration Know-How related to Excluded Platform Technology, which shall remain wholly-owned by Zealand Pharma.

The Parties agree that, subject to Article 11, Section 3.2, the last two (2) paragraphs of Section 5.1 and the other terms of this Agreement, each Party shall have the co-exclusive right and license under and to any jointly-owned Collaboration Intellectual Property to make, have made, use, register, sell, offer to sell, import, export, research, have researched, Develop, have Developed, and Commercialize Compounds, and to otherwise exploit (including the right to grant sublicenses) the jointly-owned Collaboration Intellectual Property, in each case solely outside the field of the Collaboration Compounds and the Products in the Field, and without any requirement to obtain the approval of the other Party or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

to share with the other Party the proceeds of any such use of the jointly-owned Collaboration Intellectual Property.

14.5.                     Execution of Documents by Agents.

Each of the Parties shall execute, or have executed by its appropriate agents, such documents as may be reasonably necessary to obtain, perfect or maintain any Patent Rights filed or to be filed pursuant to this Agreement, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Patent Rights.

14.6.                     Patent Term Extensions (“PTE”) an Supplementary Protection Certificates (“SPC”).

BI shall finely seek extensions of the terms of any Zealand Pharma Patents, Selected Zealand Pharma Patents and Collaboration Patents claiming a Product, its approved method of use, or its method of manufacture (PTEs) or apply for an SPC if and as far as allowed by the respective nation laws.  At BI’s request, Zealand Pharma either shall authorize BI to act as Zealand Pharma’s agent for the purpose of making any application for any extensions of the term of such patents or applying for a SPC, or shall use Reasonable Commercial Efforts in seeking to obtain and maintain such PTEs or SPCs, in either event, at BI’s sole expense.  BI shall have final decision-making authority as to which Product the PTE or SPC is applied, acting reasonably and in good faith to secure the broadest protection available for the Products, provided that BI shall reasonably consider Zealand Pharma’s comments in respect thereof.  BI shall be responsible for listing Patent Rights for the Products on the “Approved Drug Products with Therapeutic Equivalence Evaluation” (known as the “Orange Book” in the case of the United States), and any and all similar procedures if, and as far as required by the respective national laws, provided, however, that BI shall consult with Zealand Pharma in advance and reasonably consider Zealand Pharma’s comments in respect thereof.  Zealand Pharma shall provide to BI any information reasonably necessary for the purpose of obtaining a PTE or an SPC based on such Zealand Pharma Patent.

14.7.                     Patent Infringement.

With respect to any and all Claims instituted by Third Parties against BI or any of its Affiliates for patent infringement involving the manufacture, use, license, marketing or sale of a Product (each a “Patent Infringement Claim”), BI shall have the sole right to manage the defense against a Patent Infringement Claim, at BI’s sole expense.

Zealand Pharma shall reasonably assist and cooperate with BI in the defense of such Patent Infringement Claims at BI’s request and expense, and shall have the right to be represented by counsel selected and paid for by Zealand Pharma,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

provided that if Zealand Pharma is involuntarily joined in any lawsuit asserting a Patent Infringement Claim, BI shall be responsible for costs and expenses incurred by Zealand Pharma in connection with such lawsuit (including reasonable attorney’s fees).

BI may, in its discretion, settle any such Patent Infringement Claim, on terms deemed appropriate by BI, provided, however that any such settlement must include a full and unconditional release from all liability of Zealand Pharma and may not adversely affect Zealand Pharma’s rights, including by admitting invalidity or unenforceability of any Licensed Patents or Selected Zealand Pharma Patents, without Zealand Pharma’s prior written consent (such consent not to be unreasonably withheld or delayed).  Moreover, any settlement that (i) results in cross-licensing, (ii) results in sublicenses to Third Parties, (iii) otherwise affects the Licensed Patents or Selected Zealand Pharma Patents, or (iv) includes any liability or admission on behalf of Zealand Pharma, shall be subject to Zealand Pharma’s prior written consent, which shall not be unreasonably withheld or delayed.

In the event that, during the Term of this Agreement, either Party becomes aware of any actual or threatened infringement of any BI Patents, BI Product Development Patents, Collaboration Patents, Selected Zealand Pharma Patents, and/or Zealand Pharma Patents within the Field and material to this Agreement, such Party shall promptly notify the other Party in writing.

14.8.                     Infringement of BI Patents, BI Product Development Patents.

BI shall have the sole right, but not the obligation, to bring and control any action in respect to infringement of any BI Patents or BI Product Development Patents (excluding, for the avoidance of doubt, Selected Zealand Pharma Patents), against any Third Party, including the defense against counter-claims of invalidity and unenforceability, the BI, in its own discretion deems necessary or useful.  Any such action shall be on BI’s costs and any proceeds, recoveries and damages resulting from such action shall exclusively belong to BI.

14.9.                     Generic Product Proceedings.

14.9.1.                     Paragraph IV Proceedings.

With respect to any notification provided by a Third Party to BI or Zealand Pharma under 21 U.S.C. § 355 (j)(2)(B) with respect to Zealand Pharma Patents, Selected Zealand Pharma Patents or Collaboration Patents that are listed for a Product on the then-current edition of the FDA publication “Approved Drug Products With Therapeutic Equivalence Evaluations”, or equivalent actions in other countries (each a “Paragraph IV Proceeding”), the following shall apply:

(a)                       Without any avoidable delay, however at the latest within five (5) Business Days of learning of any Paragraph IV Proceeding, such

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Party shall notify the other Party.  BI and Zealand Pharma shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding.

(b)                       BI shall have the initial right to initiate and/or defend any Paragraph IV Proceeding, including by commencing a patent infringement action under 35 U.S.C. §271(e)(2)(A), and shall bear the expense of any Paragraph IV Proceeding.  If BI elects not to commence a patent infringement action against the Third Party under 35 U.S.C. §271(e)(2)(A), it shall notify Zealand Pharma of such election no later than twenty five (25) calendar days after the earlier of Zealand Pharma’s or BI’s receipt of the notice provided pursuant to 21 U.S.C. §355(1)(2)(B) and, in such case, Zealand Pharma shall have the sole right to commence such patent infringement action at its expense, and, legally required, in BI’s or the relevant BI Affiliate’s name and on BI’s or the relevant BI Affiliate’s behalf.  In addition, Zealand Pharma shall have the sole right to commence such patent infringement action, at its expense, if BI has not commenced such action by the date that is twenty five (25) calendar days after the earlier of Zealand Pharma’s or Nis receipt of the notice required by 21 U.S.C. §355(j)(2)(B), or continue the prosecution of such infringement action if at any time BI fails to diligently do so, and in each case, if legally required, in BI’s or the relevant BI Affiliate’s name and on BI s or the relevant BI Affiliate’s behalf.

(c)                        Except as set forth above, Zealand Pharma shall not initiate any Paragraph IV Proceeding without the prior written consent of BI, which consent shall not be unreasonably delayed or denied.

14.9.2.                     Biosimilars Litigation.

In the event that a Product within the scope of this collaboration is a New Biologic Entity in accordance with the definition, applied by the responsible regulatory authority, and in the case of doubt in accordance with the definition specified in the “Biologics Price Competition and Innovation Act of 2009” (the “Biosimilars Act”), and if generic companies might enter the market with a Biosimilar Product equivalent to a Product, the following provisions shall apply.

If a Third Party (“Biosimilars Applicant”), has submitted application (a “BLA”) under 42 U.S.C. §262(k) (approval pathway for biosimilar biological products) of the Biosimilars Act, or under a comparable provision of applicable law outside of the United States, for licensure of a biological product referencing a Product as the reference listed product, BI shall, no later than five (5) days after receipt of a copy of the BLA, provide Zealand Pharma with notice thereof.  If Zealand Pharma wishes

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

to receive a copy of such BLA and other confidential information received by BI from the Biosimilars Applicant with respect to such BLA (the “BLA Materials”) and to receive the other information called for in this Section 14.9.2, and if such provision of materials to Zealand Pharma is subject to the Biosimilars Act, Zealand Pharma shall, within five (5) days of the receipt of such notice from BI, provide written notice to BI and the Biosimilars Applicant of its agreement to be subject to the confidentiality provisions of 42 U.S.C. § 262(1).  Within five (5) days after receipt by BI of written confirmation that such notice has been provided to BI and the Biosimilars Applicant, BI shall provide the BLA Materials to a representative of Zealand Pharma authorized to receive such materials under 42 U.S.C. § 262(I)(1)(B)(ii).  Promptly after receiving any new BLA Materials from the Biosimilars Applicant, BI shall provide a copy of such information to such Zealand Pharma representative.

Except as otherwise set forth herein, BI shall have exclusive control over, and shall bear the expense of, any exchange of information with a Biosimilars Applicant required under the Biosimilars Act or other comparable applicable ex-U.S. laws, the initiation conduct and settlement of any patent infringement actions brought against the Biosimilars Applicant pursuant to the Biosimilars Act and any licensing of the Licensed Patents and Selected Zealand Pharma Patents to the Biosimilars Applicant pursuant to the Biosimilars Act or other comparable applicable ex-U.S. laws.  Zealand Pharma shall assist BI and cooperate with BI by.

(i)                           disclosing to BI, upon request by BI and within ten (10) Business Days, all Zealand Pharma Patents that Zealand Pharma believes cover such Product;

(ii)                        granting BI the right to decide which Zealand Pharma Patents and Collaboration Patents to disclose under the patent exchange provisions of the Biosimilars Act (42 U.S.C. § 262(1)), provided that BI shall provide Zealand Pharma, reasonably in advance of disclosure to the Biosimilars Applicant, its proposed disclosure under such patent exchange provisions and BI reasonably shall consider Zealand Pharma’s views as to which Licensed Patents and Selected Zealand Pharma Patents should be disclosed, and provided further that BI shall not exclude from such disclosure any Licensed Patent or Selected Zealand Pharma Patent that BI believes could reasonably be asserted in a patent infringement claim against the Biosimilars Applicant with respect to the Biosimilar Product that is the subject of the BLA;

(iii)                     providing BI, upon request by BI and within ten (10) Business Days, with reasonable assistance so that BI may develop claim by

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claim rebuttals to any non-infringement arguments and unenforceability or invalidity challenges made by such applicant on any of such Zealand Pharma Patents (42 U.S.C. § 262(1)(3)(b) and (c)), and BI reasonably shall consider Zealand Pharma’s view in connection with the foregoing, provided that in no event may BI, without Zealand Pharma’s written consent, admit to the invalidity or unenforceability of any Licensed Patents or Selected Zealand Pharma Patent; and

(iv)                    providing to BI, before and during litigation, at BI’s expense, any other support that will be necessary or reasonably useful to secure BI’s rights as the reference product sponsor under 42 U.S.C. § 262 or under an equivalent provision.

BI shall bring and diligently pursue an action against the Biosimilars Applicant for patent infringement of any Licensed Patents and Selected Zealand Pharma Patents as required by 42 U.S.C. § 262(1)(6), unless otherwise agreed by Zealand Pharma.  BI shall keep Zealand Pharma reasonably apprised of patent resolution negotiations engaged in between BI and the Biosimilars Applicant pursuant to 42 U.S.C. § 262(1)(4) (or pursuant to any equivalent provision of ex-U.S. applicable law).

14.10.              Infringement of Zealand Pharma Patents, Selected Zealand Pharma Patents and Collaboration Patents.

14.10.1.              In addition to BI’s rights under Section 14.8 and Section 14.9, BI shall further have the initial right, but not the obligation, to bring an infringement action under any Zealand Pharma Patents, Selected Zealand Pharma Patents and/or Collaboration Patents against any Third Party with respect to an infringement of such patents that is material to BI’s Development and/or Commercialization of Products under this Agreement, including the defense against counter-claims of invalidity and unenforceability asserted in any such action.

14.10.2.              If BI elects to pursue an infringement action pursuant to Section 14.10.1 or with respect to a Paragraph IV Proceeding pursuant to Section 14.9.1 or Biosimilars Litigation pursuant to Section 14.9.2, BI shall be solely responsible and have the full control of the proceedings, at its sole expense, provided that (i) BI shall keep Zealand Pharma reasonably informed regarding the progress of any litigation and settlement discussions with any alleged infringer, (ii) BI shall copy Zealand Pharma on all documents and correspondence, (iii) Zealand Pharma shall have the right to provide ongoing comments on documents prior to submission and advice regarding its position and interests in such action, which advice and comments will be considered in good faith by BI and incorporated or adopted by BI to the extent they are reasonable or support the validity, enforceability or scope of claims of a Zealand

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Pharma Patent, Selected Zealand Pharma Patent or Collaboration Patent, and (iv) BI will not enter into any settlement, consent judgment or other voluntary disposition of any such action without the prior written consent of Zealand Pharma, which consent will not be unreasonably withheld or delayed.  If BI elects to pursue such infringement action, Zealand Pharma may be represented in such action by attorneys of its own choice and at its own expense, with BI having the lead in such action. Zealand Pharma shall reasonably cooperate with and support BI at BI’s request and expense in such infringement procedure.

14.10.3.              Without limitation on Section 14.8 or Section 14.9, if during the Term of this Agreement BI does not use Reasonable Commercial Effort to pursue such infringement action (which, in any event, means within such period of time necessary to avoid the loss of any rights or remedies with respect to a Third Party infringement), Zealand Pharma will be permitted to do so reasonably in advance of the date on which any rights or remedies against the Third Party infringement would be lost, at Zealand Pharma’s sole expense, and, if legally required, in BI’s or the relevant BI Affiliate’s name and on BI’s or the relevant BI Affiliate’s behalf.  If Zealand Pharma elects to pursue such infringement action, BI may be represented in such action by attorneys of its own choice and at its own expense, with Zealand Pharma taking the lead in such action, and BI shall have such rights with respect to such action commenced and/or prosecuted by Zealand Pharma as Zealand Pharma has under Section 14.10.2 with respect to an action commenced and prosecuted by BI.  Any rights to enforce the Zealand Pharma Patents, Collaboration Patents and Selected Zealand Pharma Patents not granted to BI hereunder are reserved to Zealand Pharma.

14.10.4.              If the Party entitled to commence an infringement action pursuant to Section 14.8, Section 14.9 or this Section 14.10 is not recognized by the applicable court or other relevant body as having the requisite standing to pursue such action, then the other Party shall join in such action as a party-plaintiff, with its reasonable and documented costs and expenses borne by the Party commencing the infringement action and reimbursed quarterly within thirty (30) days of submission of an invoice and supporting documentation In connection with any infringement action subject to Section 14.8, Section 14.9 or this Section 14.10, including the investigation and settlement thereof BI and Zealand Pharma shall reasonably cooperate with each other and will provide each other with any information or assistance that either may reasonably request.  Zealand Pharma and BI shall keep each other reasonably informed of developments in any such action or proceeding, including, to the extent permissible by law, the status of any settlement negotiations and the terms of any offer related thereto.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

14.11.              Validity Challenge.

In the event that a Third Party commences any re-examination, interference, opposition or nullity proceeding or challenges the validity or enforceability of, or opposes any extension of or the grant of a PTE request or a SPC with respect to any Zealand Pharma Patent, Selected Zealand Pharma Patent or Collaboration Patent (each such action a “Patent Challenge”) during the Term of this Agreement in any country of the Territory, then the Parties shall jointly take such legal action, at BI’s expense, as is required to defend the validity of such particular Zealand Pharma Patent, Selected Zealand Pharma Patents or Collaboration Patent through patent litigation counsel jointly selected by the Parties.  Each Party shall give all reasonable assistance (excluding financial assistance) to the other Party.  Each Party may also be represented by counsel of its own selection at its own expense in any such legal or administrative action.  Any settlement shall be subject to the Parties’ mutual agreement, which shall not be unreasonably withheld or delayed.

For the avoidance of doubt, this Section 14.11 shall not apply to the defense of any Patent Challenge that is raised as a counter-claim or defense by a Third Party that is the subject of an infringement action pursuant to Section 14.9 or Section 14.10 above, in which case the defense of such Patent Challenge will be governed by such Sections.

In the event that either Party intends to commence any reexamination, interference, opposition or nullity proceeding or challenge the validity or enforceability of, or opposes any extension of or the grant of a PTE request or a SPC with respect to, any Third Party Patent Rights in connection with its Development or Commercialization of a Product (“Offensive Patent Challenge”) during the Term of this Agreement in any country of the Territory, such Party shall notify the other Party thereof prior to taking any such action.  In connection with any such Offensive Patent Challenge, BI and Zealand Pharma will reasonably cooperate with each other and will provide each other with any information or assistance that either may reasonably request Zealand Pharma and BI shall keep each other reasonably informed of developments in any such Offensive Patent Challenge, including, to the extent permissible by law, the status of any settlement negotiations and the terms of any offer related thereto.  The costs and expenses of any such Offensive Patent Challenge, if undertaken jointly by the Parties, will be solely borne by BI.

14.12.              Assistance.

For the purposes of this Article 14 (except Section 14.8), the Party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.  The documented unreimbursed out-of-pocket costs and expenses of the Parties shall be reimbursed first out of any damages settlements or other monetary awards recovered (pro rata to their respective total costs and expenses if the amount recovered is not sufficient to cover all such amounts).  With respect to any remaining damages, settlements or other monetary awards, (1) as to recoveries based on lost profits,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Zealand Pharma will receive an amount commensurate with the royalty and milestone payments it would have received if BI had earned such profits and booked the applicable sales through the sale of Products in the Territory and BI shall retain the balance; and (ii) as to recoveries based on other than lost profits, ninety percent (90%) to the Party principally responsible for the costs and expenses of the action and ten (10%) to the other Party.

15.                               TERM AND TERMINATION

15.1.                     Term.

This Agreement enters into force and effect upon the Effective Date and, unless terminated by either Party pursuant to this Article 15, shall expire on a Product-by-Product, country-by-country basis upon the expiration of BI’s obligation to make royalty payments to Zealand Pharma pursuant to Section 12.8 above in such country and with respect to such Product.

Upon expiration of this Agreement with respect to a Product in a particular country, BI will continue to have a loyalty-free, perpetual, non-exclusive right to continue to make, have made, use, register, sell, offer to sell, import, export, research Develop and Commercialize such Product in such country.

15.2.                     Termination for Material Breach.

Subject to the terms set forth below in this Section 15.2, a Party (“Non-breaching Party”) shall have the right to terminate this Agreement for cause in whole or (in the discretion of the Non-breaching party) for one or more Collaboration Compounds, Products or countries, if the other Party (“Breaching Party”) commits a material breach.  The Non-breaching Party shall provide written notice to the Breaching Party, which notice shall clearly identify the material breach, the intent to so terminate and the actions or conduct that it considers to be an acceptable cure of such material breach.  The Breaching Party shall have a period of thirty (30) days (or sixty (60) days with respect to a breach relating to a Product for which a Phase III Clinical Trial has been initiated) after receipt of the written notice of material breach to cure such breach if such breach is capable of cure.  If the material breach is subject to cure and is not cured within such thirty (30) (or sixty (60)) day period, the Non-breaching Party may terminate this Agreement upon fifteen (15) days written notice, provided that:

(a)                       If BI is the Breaching Party, and the breach relates to the Development or Commercialization of one or more specific Collaboration Compounds or Products and does not materially impact the performance by BI of obligations under this Agreement with respect to other Collaboration Compounds and Products, Zealand Pharma shall only be entitled to terminate this Agreement with respect to the Collaboration Compounds or Products the Development or Commercialization of which is impacted by BI’s

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

breach, and the Agreement shall remain in full force and effect as to the other Collaboration Compounds and Products then under Development or Commercialization by BI;

(b)                       Zealand Pharma may not claim as a breach a failure by BI to meet its obligations with respect to the Development or Commercialization of a Collaboration Compound or a Product if BI (i) is actively pursuing the Development or Commercialization of one or more other Collaboration Compounds or Products, and (ii) BI reasonably concludes that the Development or Commercialization of the first Collaboration Compound or Product could materially and adversely impact the Development or Commercialization of one or more of the other Collaboration Compounds or Products or is otherwise inconsistent with (i) during the Development phase, its portfolio management strategy for Products licensed under this Agreement, and (ii) after First Commercial Sale of a Product, its cardiometabolic portfolio management strategy, determined in good faith and without limitation on the diligence requirements of this Agreement;

(c)                        The termination shall only be effective if and when either the terminated Party consents to the termination or the terminating Party obtains a preliminary or final arbitral award under the procedures set forth in Section 18.1.2 confirming that the terminating Party has a proper basis for exercising its right of termination;

(d)                       If Zealand Pharma is the Breaching Party, and BI concludes that the breach makes continued collaboration between the Parties as to the Development and Commercialization of Collaboration Compounds and Products impossible or inappropriate, BI may elect, in lieu of termination (and as its sole remedy for such breach), the following remedies:

(i)                                     Any BI Confidential Information transferred by BI to Zealand Pharma pursuant to this Agreement shall be promptly returned by Zealand Pharma to BI, except that Zealand Pharma may retain one (1) copy for legal record keeping requirements and for purposes of exercising any of its rights under this Agreement;

(ii)                                  Zealand Pharma’s rights with respect to the Co-Promotion options under Section 7.2 shall terminate;

(iii)                               If still in place, the JPT, the JRC and the Program Steering Committee shall be dissolved;

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(iv)                              All further Development of Collaboration Compounds and Products shall be in BI’s sole discretion and Zealand Pharma’s rights to obtain licenses for itself and Third Parties under Sections 6.1, 6.5 and 8.2 shall terminate (without limitation on license rights previously granted under such provisions, which shall survive);

(v)                                 BI shall retain all of its licenses and other rights hereunder, subject to all of its milestone and royalty payment obligations; and

(vi)                              Except as provided in this clause (d), the Agreement shall remain in full force and effect;

provided, however, that BI shall only be entitled to exercise this alternative remedy it and when BI obtains a preliminary or final arbitral award under the procedures set forth in Section 18.1.2 confirming that BI has a proper basis for exercising its rights under this clause (d).

15.3.                     Termination in the Event of Insolvency.

Either Party may terminate this Agreement Stith immediate effect if the other Party files in any court or agency pursuant to any statute or regulation pertaining to bankruptcy, solvency, or payment of debts, of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors.

15.4.                     Termination for Patent Challenge.

In the event that a Party or any of its Affiliates commences or otherwise, directly or indirectly, pursues (or voluntarily assists Third Parties to do so, other than as required by law or legal process) any proceeding seeking to have any of the other Party’s Patents (BI Patents, BI Product Development Patents, Collaboration Patents or Zealand Pharma Patents) that cover a Compound or a Product, its method of manufacture, use, formulation or combination revoked or declared invalid, unpatentable, or unenforceable, such other Party may declare a Material Breach hereunder and shall then have the right to exercise the remedies available under Section 15.2 with immediate effect.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

15.5.                     Termination by BI at will.

After the end of the Research Collaboration Term, BI may terminate this Agreement in whole or in part at any time and for any reason with one hundred and eighty (180) days prior written notice without owing a termination penalty or incurring any further expenses other than those non-cancellable costs incurred in accordance with the Research Collaboration prior to the date such notice of termination was given.

15.6.                     Effect of Termination.

15.6.1.                     In the event of termination of this Agreement by Zealand Pharma pursuant to Sections 15.2, 15.3 or 15.4 above or by BI pursuant to Section 15.5, the following shall apply without any additional consideration (except as otherwise expressly stated below):

(a)                       All related rights and licenses granted by Zealand Pharma to BI under Article 5 and any other provision of this Agreement above shall terminate;

(b)                       BI shall return or re-assign to Zealand Pharma all Selected Zealand Pharma Patents and any Zealand Pharma Confidential Information and other materials transferred by Zealand Pharma to BI pursuant to or in connection with this Agreement in respect of the Collaboration Compounds and Products shall be promptly returned by BI to Zealand Pharma, except that BI may retain one (1) copy for legal record keeping requirements;

(c)                        BI shall assign to Zealand Pharma BI’s interests in the Collaboration Intellectual Property and all necessary regulatory filings, Regulatory Approvals, Know-How and Confidential Information (including pre-clinical and clinical data and reports) Controlled by BI solely relating to the manufacture, use and/or sale of Collaboration Compounds and Products, and the Parties shall, should Zealand Pharma so request, negotiate in good faith with respect to an assignment or license of Trademarks to Zealand Pharma;

(d)                       Upon request by Zealand Pharma, BI shall grant to Zealand Pharma an exclusive license (with right to sublicense) to use any BI Patents and BI Know-How Controlled by BI solely to Develop, manufacture, use, sell, offer for sale, import and Commercialize the Collaboration Compounds and Products, such license to bear a commercially reasonable royalty;

(e)                        Upon request by Zealand Pharma BI shall grant Zealand Pharma an exclusive license (with right to sublicense), to be negotiated by the Parties in good faith, to use the BI Product Development Patents and BI Product Development Know-How solely to

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Develop, manufacture, use, sell, offer for sale, import and Commercialize the Collaboration Compounds and Products, such license to bear a commercially reasonable royalty; and

(f)                         If requested by either Party, BI shall wind-down in an orderly fashion any clinical trials and other Development activities and make, at BI’s expense, any arrangements that Zealand Pharma may reasonably request or BI deem reasonable to ensure the orderly completion of any clinical trials the initiation of which occurred prior to the effective date of such termination.

15.6.2.                     In the event of termination of this Agreement by BI pursuant to Sections 15.2, 15.3 or 15.4, the following shall apply without any additional consideration (except as otherwise expressly stated below):

(a)                       Any BI Confidential Information and other materials transferred by BI to Zealand Pharma pursuant to or in connection with this Agreement in respect of the Collaboration Compounds and Products shall be promptly returned by Zealand Pharma to BI, except that Zealand Pharma may retain one (1) copy for legal record keeping requirements and for purposes of exercising any of its rights under this Agreement;

(b)                       All rights and licenses granted to BI by Zealand Pharma under this Agreement, including but not limited to, the exclusive license granted under Article 5 above, shall become perpetual, subject to all the milestone and royalty payment obligations under this Agreement provided, however, that BI may defer the payment of any milestones or royalties payable hereunder until after a determination of the damages, if any, that may be owed by Zealand Pharma (without limitation on the right of Zealand Pharma to seek a preliminary award requiring the payment of such amounts pending final resolution of a dispute concerning such damages); and

(c)                        The Research Collaboration shall cease with immediate effect and BI shall be released from any obligations according to Articles 3 and 4 above (but without limitation of any rights granted to Zealand Pharma thereunder), provided that BI shall, at Zealand Pharma’s reasonable request, continue to conduct, or wind-down in an orderly fashion, any clinical trials and other Development activities.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

15.7.                     Change of Control.

15.7.1.                     Change in Control of Zealand Pharma.

The Parties acknowledge and agree that, in the event of a Change of Control of Zealand Pharma in which the Acquiring Group is a competitor (as defined below) of BI with respect to Collaboration Compounds or Products, (i) appropriate provisions will need to be implemented in order to ensure that no improper information exchanges occur between Zealand Pharma and the Acquiring Group, on the one hand and BI and its Affiliates, on the other hand, and (ii) BI must be ensured the continued benefit of all of its rights with respect to the Development and Commercialization of Collaboration Compounds and Products.  In order to achieve these goals, if requested by either Party:

(a)                       Zealand Pharma’s rights with respect to the Co-Promotion options under Section 7.2 shall terminate;

(b)                       If still in place, the JPT, the JRC and the Program Steering Committee shall be dissolved;

(c)                        The Research Collaboration (if then continuing) shall be terminated in an orderly manner;

(d)                       Zealand Pharma’s rights under Section 6.5 shall terminate (without limitation on license rights previously granted under such provision, which shall survive);

(e)                        BI shall retain all of its licenses and other rights hereunder, subject to all of its milestone and royalty payment obligations; and

(f)                         Appropriate provisions amending Sections 6.1 and 7.1, including the disclosure of any reports required hereunder to a Third-Party designated for this purpose, shall be implemented to ensure that sensitive commercial and technical information is not disclosed to the Acquiring Group or Zealand Pharma.

Zealand Pharma shall promptly notify BI of any Change in Control and shall disclose to BI the identity of the any acquiring and/or merging company.  For purposes of this Section 15.7 the Acquiring Group shall be considered to be a competitor of BI if, prior to the Change in Control, it has Initiated a Phase II Clinical Trial or a has announced that it is planning to Initiate a Phase II Clinical Trial with, and/or manufactures or sells, products in the same therapeutic class (ATC, second level) as the Products then under Development or being Commercialized under this Agreement, or being actively considered by the JRC for Development or Commercialization.

15.7.2.                     Change in Control of BI.

In case of a Change of Control of BI, BI shall promptly notify Zealand Pharma and shall disclose to Zealand Pharma the identity of the

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Acquiring Group.  The Parties shall convene a meeting of the Program Steering Committee (or the Executive Representatives, if the Program Steering Committee has been dissolved) immediately after Zealand Pharma’s receipt of such notice from BI to discuss the plans and strategy of the Acquiring Group with respect to the Development and Commercialization of Collaboration Compounds and Products.

15.7.3.                     Competition by Zealand Pharma.

Zealand Pharma shall promptly notify BI in the event that Zealand Pharma shall Initiate a Phase IIb Clinical Trial or commence the manufacture or sale of products in the same therapeutic class (ATC, third level) as the Products then under Development or being Commercialized under this Agreement, or being actively considered by the JRC for Development or Commercialization In such event, the provisions of Section 15.7.1 shall apply, mutatis mutandis.

15.8.                     Remedies.

Each Party shall have the right, subject to the limitations set forth in Section 17.4 below, to seek and recover all damages incurred or suffered by such Party as a result of any Material Breach hereunder by the other Party and, to the extent any such damages awarded by an arbitration tribunal under Article 18 are not timely paid when due, may offset such damages against any payments payable to the other Party under this Agreement.

15.9.                     Rights and Obligations upon Expiration or Termination.

Expiration and termination of this Agreement for any reason shall be without prejudice to either Party’s rights under this Agreement, to seek damages or injunctive relief for any breach of this Agreement by the other Party hereto and its right to receive payments accrued and unpaid on the effective date of termination or expiration.

The following provisions of this Agreement shall survive expiration or termination hereof:  Article 1, Section 3.7, Section 10.3, Section 12.13.2, Article 13, Article 17, Sections 18.1.2, 18.2, 18.3 and 18.4, Sections 19.2 and 19.16.  In addition to the foregoing (i) any provisions of this Agreement which by their nature are intended to create rights or obligations after termination of the Agreement shall survive termination, (ii) rights of ownership or use of any tangible or intangible assets that vest prior to or upon the effective date of the termination of this Agreement shall continue to produce their effects after termination, and (iii) termination shall not limit the rights of a Party to bring any Claims that such Party may have against another Party or its Affiliates arising from or related to the performance by the other Party of its obligations under this Agreement prior to the effective date of the termination.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

16.                               REPRESENTATIONS AND WARRANTIES

16.1.                     BI Representations and Warranties.

BI represents, warrants and covenants to Zealand Pharma that, as of the Effective Date:

(a)                                           The execution, delivery and performance of this Agreement by BI does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over it. BI is not currently a party to, and during the Term of this Agreement will not enter into any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

(b)                                           BI is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to enter into this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of BI, its officers and directors; and

(c)                                            Neither BI nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any person or entity obtaining any interest in. or that would give to any entity or person any right to assert any claim in or with respect to, any of Zealand Pharma’s rights granted under this Agreement.

16.2.                     Zealand Pharma Representations and Warranties.

Zealand Pharma represents, warrants and covenants to BI that, as of the Effective Date:

(a)                                           The execution, delivery and performance of this Agreement by Zealand Pharma does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over it, and that the Agreement is signed by duly authorized officers of Zealand Pharma.  Zealand Pharma is not currently a party to, and during the Term of this Agreement will not enter into any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

(b)                                           Zealand Pharma is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Zealand Pharma, its officers and directors;

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(c)                                            Zealand Pharma has furnished or made available to BI all material information that is in Zealand Pharma’s possession concerning ZP2929 and relevant to the safety or efficacy of ZP2929, and, to Zealand Pharma’s actual knowledge, such information is accurate, complete and true in all material respects;

(d)                                           Neither Zealand Pharma nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any person or entity obtaining any interest in, or that would give to any entity or person any right to assert any claim in or with respect to, any of BI’s rights granted under this Agreement;

(e)                                            All of the Zealand Pharma Patents listed on Appendix 1.112 are in force or pending and have not been abandoned as of the Effective Date;

(f)                                             Appendix 1.112(a) lists all Zealand Pharma Patent Rights as of the Effective Date that to the best knowledge of Zealand Pharma would be infringed by the manufacture, use or sale of Collaboration Compounds or Products by BI, its Affiliates, Sublicencees, Recognized Agents or customers.  Zealand Pharma has filed no trademark applications to be used specifically to designate a Collaboration Compound or Product, except for [***];

(g)                                            Zealand Pharma is the sole and exclusive owner of, or has obtained exclusive licenses to, the Zealand Pharma Patents and Zealand Pharma Know-How;

(h)                                           All employee inventions relevant to the rights granted to BI under this Agreement have been duly transferred to Zealand Pharma in accordance with Danish law or Zealand Pharma has entered into binding agreements permitting such a transfer;

(i)                                               Zealand Pharma (i) has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the Zealand Pharma Intellectual Property which could or would prevent BI and/or its Affiliates and subcontractors from researching, Developing and/or Commercializing Compounds and/or Products as set forth herein, or from exploiting its rights and licenses granted under Article 5 above; and (ii) there is no intellectual property right, in particular no Patent Rights, owned or Controlled by Zealand Pharma or its Affiliates other than the Zealand Pharma Intellectual Property, that are necessary for BI and/or its Affiliates and subcontractors to research, Develop and/or Commercialize Compounds and/or Products as set forth herein;

(j)                                              To Zealand Pharma’s actual knowledge, no Patent Rights or other intellectual property rights owned or controlled by a Third Party exist that could materially conflict with the grant of rights by Zealand Pharma

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

to BI under this Agreement, in particular without limitation, with the rights and licenses granted under Article 5 above, and

(k)                                           There are no Claims, judgments or settlement pending against Zealand Pharma with respect to the Zealand Pharma Patents or any component of the Zealand Pharma Know-How and Zealand Pharma has not received actual notice that any such Claims, judgments or settlements are threatened.  To Zealand Pharma’s actual knowledge, there are no such Claims, judgments or settlements threatened.

16.3.                     Disclaimer of Warranty.

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES AND EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL WARRANTIES ARISING FROM ANY COURSE OF DEALING OR PERFORMANCE OR USAGE OF TRADE.  ALL WARRANTIES PERTAINING TO VALIDITY OR ENFORCEABILITY OF INTELLECTUAL PROPERTY RIGHTS OR NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS, AND ANY WARRANTIES THAT THE RESEARCH COLLABORATION WILL BE SUCCESSFUL.

17.                               INDEMNIFICATION / LIMITATION OF LI BILITY

17.1.                     Indemnification by BI.

Subject to Section 17.3 below, BI shall defend, indemnify and hold harmless Zealand Pharma and its Affiliates and each of their officers, director, shareholders, employees, permitted successors and assigns from and against all Losses (including Losses arising from Claims of Third Parties), to the extent arising out of (i) BI’s gross negligence or willful misconduct in performing any of its obligations under this Agreement, (ii) breach by BI of any of its representations, warranties, covenants or agreements under this Agreement, or (iii) the Development, Commercialization manufacture, use, handling, storage, marketing, sale, distribution or other disposition of Products by BI, its Affiliates, Recognized Agents, subcontractors or Sublicensees.

17.2.                     Indemnification by Zealand Pharma.

Subject to Section 17.3 below, Zealand Pharma shall defend, indemnify and hold harmless BI, its Affiliates, Recognized Agents, subcontractors and Sublicensees, and each of their officers, directors, shareholders, employees, successors and assigns from and against all Losses (including Losses arising from Claims of Third Parties), to the extent arising out of (i) Zealand Pharma’s gross negligence or willful misconduct in performing any of its obligations under this Agreement,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

and (ii) breach by Zealand Pharma of any of its representations, warranties, covenants or agreements under this Agreement, except to the extent as set forth in Section 17.1 above.

17.3.                     Procedure for Indemnification for Third Party Claims.

17.3.1.                     Notice.

Each Party (“Indemnified Party”) will notify promptly the other Party (“Indemnifying Party”) in writing if it becomes aware of a Claim (actual or potential) by any Third Party or any proceeding (including any investigation by a Regulatory Authority) (the “Third Party Claim”) for which indemnification may be sought from the Indemnifying Party and will give such related information as the Indemnifying Party shall reasonably request.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure.

17.3.2.                     Defense of Claim.

At its option, the Indemnifying Party may defend or control the defense of Third Party Claims by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of a Third Party Claim notice.  The Indemnified Party may, at any time, assume all such defense if the Indemnifying Party fails to provide such notice within such thirty (30) day period or fails to diligently defend the Third Party Claim at any time.  The Indemnifying Party shall be responsible for satisfying and discharging any award made to or settlement reached with the Third Party pursuant to the terms of this Agreement.  The Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably delayed or denied) to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnified Party, at its sole expense, shall have the right to retain its own counsel, provided that if the Indemnified Party assumes the defense of a Third Party Claim pursuant to this Section 17.3.2, the Indemnifying Party shall be responsible for such expenses.  Neither Party shall settle any Third Party Claim without the prior written consent of the other Party, which consent shall not be unreasonably delayed or denied.  The Indemnified Party shall cooperate in all reasonable respects in the defense of such Third Party Claim, as requested by the Indemnifying Party and at the expense of the Indemnifying Party.  The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably delayed or denied), effect any settlement of any such Third Party Claim, unless such settlement includes an unconditional release of

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

the Indemnified Party from all liability and obligations relating to such Claims.

17.4.                     Limitation of Liability.

In no event shall either Party be liable to the other Party for lost profits, lost revenues or other consequential damages or incidental, indirect, or exemplary arising out of this Agreement, regardless of any notice of the possibility of such damages; provided, however, that this limitation shall not (i) limit the indemnification obligation of such Party under the provision of this Article 17 for such damages claimed by a Third Party or the payment obligations under the provision of Article 12 above, and (ii) limit damages to the extent arising from or relating to willful misconduct or fraudulent acts or omissions of a Party or breach of an obligation of confidentiality.  The Parties agree that payments required under this Agreement and the costs to perform obligations hereunder that the other Party fails to perform are direct damages and not subject to this limitation.

18.                               GOVERNING LAW AND DISPUTE RESOLUTION

18.1.                     Dispute Resolution.

18.1.1.                     Internal Resolution.

The Parties hereby agree that they will first attempt in good faith to resolve any controversy, claim or other dispute arising out of or relating to compliance with this Agreement promptly by negotiations.  If no agreement can be reached, the matter shall be referred to an individual designated by the Chief Executive Officer (or equivalent position) of Zealand Pharma and to an individual designated by the Board Management Director R&D + M and/or Board of Management Director Marketing & Sales of BI (the “Executive Representatives”).  If the matter has not been resolved within thirty (30) days after the request for submission to the Executive Representatives either Party may initiate dispute resolution in accordance with Section 18.1.2.

18.1.2.                     Any dispute, controversy or claim arising out of or relating to this Agreement or the performance or alleged nonperformance of a Party of its obligations under this Agreement, which cannot be amicably resolved by the Parties as provided above or which is not subject to BI’s final decision making authority under Section 2.3.4 or the Parties’ respective final decision making authority under Article 14 above (unless the dispute, controversy or claim arises from an alleged improper use of such final decision making authority), shall be subject to binding arbitration under the (then-current) Rules of Arbitration of the International Chamber of Commerce (“ICC”).  Arbitration proceedings shall be held in Munich, Germany, and the language of the arbitration proceedings shall be English. The arbitration shall be conducted by a panel of three

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(3) arbitrators, knowledgeable in the subject matter that is in dispute.  Each Party shall name one arbitrator.  The chairman of the arbitral tribunal shall be a partner of an international law firm and having experience with license agreements in the pharmaceutical industry and shall be selected by mutual nomination by the co-arbitrators within thirty (30) days after confirmation or appointment of the last of the co-arbitrators to be confirmed or appointed, or, failing such mutual nomination shall be selected according to the ICC Rules of Arbitration.

Any dispute, claim or controversy relating to the validity of the exercise by a Party of a right to terminate the Agreement in whole or in part may, on the request of a Party, be finally settled on a preliminary and expedited basis and the arbitral tribunal shall render an award on such issue.  The preliminary and expedited arbitration proceedings shall be concluded within ninety (90) days from the date the arbitral tribunal is constituted and the arbitral tribunal shall submit a draft form of the award to the International Court of Arbitration of the ICC for scrutiny within fifteen (15) days of the closure of said proceedings.  The Parties may agree to extend this time limit or the arbitral tribunal may do so in its discretion if it determines that the interest of justice so requires.  Failure to adhere to these time limits shall not be a basis for challenging the award.

No arbitrator shall be or have been an Affiliate, employee consultant, officer, director or stockholder of either Party or of an Affiliate of either Party, or have a conflict of interest under applicable rules of ethics.  The arbitration proceedings and all pleadings and written evidence shall be in the English language.  Any written evidence originally another language shall be submitted in English translation accompanied by the original or a true copy thereof.  Each Party agrees to use reasonable efforts to make its current employees available, if reasonably needed.  The arbitrators shall apply the (then-current) Rules on Taking of Evidence in International Arbitration of the International Bar Association.  The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made.  The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than ninety (90) days after conclusion of the hearings, unless otherwise agreed by the Parties.  Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement.  Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages, or any damages excluded under Section 17.4, against any Party.  The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

conservatory relief, as necessary, without breaching these arbitration provisions and without abridging the powers of the arbitrators.  Except as may be required by law or the rules of any stock exchange, neither a Party nor its representatives nor a witness nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties.  At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings.  The arbitrators shall have the power to decide all questions of arbitrability.  The Parties agree that each Party shall bear its own attorneys’ fees and associated costs and expenses, without limitation on the power of the arbitrators to include such fees, costs and expenses in an award of costs.   The arbitrator’s award shall be final and binding.  The Parties expressly exclude any and all rights to appeal, set aside or otherwise challenge an award by the arbitrators, insofar as such exclusion can validly be made.

18.2.                     Binding Decision.

The decision by the arbitrators will be binding and conclusive upon the Parties, their successors and permitted assigns and the Parties will comply with such decision in good faith.  Each Party hereby submits itself to the jurisdiction of the courts of the place where the arbitration is held, but only for the entry of judgment with respect to the decision of the arbitrators hereunder.  Notwithstanding the foregoing, judgment maybe entered to recognize the award (but not to revise or to amend the award) in any court in the country where the arbitration takes place, or any court having jurisdiction over the Parties.

18.3.                     Governing Law.

This Agreement shall be governed and construed under German law without regard to its provisions of conflict of laws.

18.4.                     Injunctive Relief.

Nothing in this Article 18 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction or, if constituted, an arbitral tribunal, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute if necessary to protect the interests of such Party or to preserve the status quo.  In particular, equitable relief or interim or provisional relief may be sought by a Breaching Party which disputes a purported termination under Article 15.2, or by a Non-breaching Party seeking such a termination.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

19.                               MISCELLANEOUS

19.1.                     Authorizations and Approvals.

Each Party has provided the other Party with evidence of the due authorization and approval of the signature of this Agreement on behalf of the first Party.

19.2.                     Public Announcements.

Except as may be expressly permitted under this Section 19.2 or pursuant to Section 13.3, neither Zealand Pharma nor BI will make any public announcement of or disclose any information concerning this Agreement without the prior written consent of the other Party.  Once any statement is approved for disclosure by a Party, the other Party may make a subsequent public disclosure containing the same information disclosed in such prior public announcement without further approval and may use the same information in public corporate slide presentations, in corporate fact sheets and on the company website.  This shall apply until further notification is given by either Party or until new information relating to the Agreement or to a Collaboration Compound or Product is available.

Upon execution of this Agreement, the Parties will issue a press release, concerning this Agreement and the relationship established hereby, attached hereto as Appendix 19.2.  For any other public statement or press release concerning this Agreement or its performance, at the initiative of BI or Zealand Pharma (the “Publishing Party”), and subject to the express exceptions of Section 13.3, early notification shall be given in writing to the communication department of the other Party (the “Reviewing Party”) at least twelve (12) Business Days before the proposed disclosure date.  A draft of such public statement or press release shall be sent to the Reviewing Party at least six (6) Business Days before the proposed disclosure date.  The reviewing Party shall have the opportunity to review the draft and to give reasonable comments which the Publishing Party shall reasonably take into consideration.  In case that BI is the Reviewing Party, BI’s final written approval of such public statement or press release shall be required.

Any public announcement or press release from BI relating to a Collaboration Compound or Product shall indicate that the Collaboration Compound or Product has been licensed from Zealand Pharma.

Without the prior written consent of BI, which shall not be unreasonably delayed or denied, Zealand Pharma shall not be entitled to publish or disclose any scientific data relating to Collaboration Intellectual Property in any journals, forums, poster, presentations, conferences, websites or similar media.  BI shall be entitled to make scientific publications in accordance with its publication strategy.  However, in the event that BI intends to make any scientific publication regarding the Research Collaboration, Zealand Pharma’s prior written consent is required.  In no event may BI include in any publication any Zealand Pharma Confidential information or Zealand Pharma Intellectual Property, without Zealand Pharma’s prior written consent.  In any scientific publication or other work published by BI, BI shall include an acknowledgement of any Zealand Pharma personnel that were involved with or assisted in such publication or work (or the generation of the

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

underlying results, data or other content), applying the principles of its publication strategy, including authorship, equitably for Zealand Pharma and BI employees.

19.3.                     Relationship of the Parties.

Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other except as expressly provided in this Agreement.  Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employees.  No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s approval.  For all purposes, the Parties’ legal relationship under this Agreement to each other shall be that of independent contractor.  This Agreement is not a partnership agreement and nothing in this Agreement shall be construed to establish a relationship of partners or joint ventures between the Parties.

19.4.                     Create Act.

This Agreement includes a joint research agreement as defined in 35 U.S.C. § 103(c)(3).

19.5.                     Force Majeure

The occurrence of an event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its Affiliates, and which could not with the exercise of reasonable commercial efforts have been voided (“Force Majeure Event”), including, but not limited to, war, rebellion, earthquake, fire, accident, strike, riot, civil commotion act of God, inability to obtain raw materials, delay or errors by shipping companies or changes in the law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the Force Majeure Event.  The Party subject to a Force Majeure Event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the termination thereof.  The Party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance as soon as is reasonably practicable.  Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall without delay recommence.  The Party subject to the Force Majeure Event shall not be liable to the other Party for any damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of a Force Majeure Event, provided such Party complies in all material respects with its obligations under this Section 19.5.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

19.6.                     Assignment.

Zealand Pharma shall not sell or dispose of, whether voluntarily or by operation of law, a or substantially all of its assets pertaining to the Glucagon/GLP-1 Dual Agonist program during the term of the Research Collaboration to a competitor of BI in the field of cardio-metabolism without BI’s prior written approval, not to be unreasonably withheld or delayed.

Zealand Pharma shall not assign or transfer this Agreement in whole or in part, whether voluntarily or by operation of law, without the prior written consent of BI, not to be unreasonably withheld or delayed.

Notwithstanding the provision in the immediately preceding sentence, Zealand Pharma may assign or transfer this Agreement without the prior written consent of BI in connection with a Change of Control.  The Zealand Pharma Intellectual Property shall exclude any intellectual property held or developed by a permitted success of Zealand Pharma prior to the transaction in which it became a successor of Zealand Pharma.

19.7.                     Assignment and Performance by BI Affiliates.

It is explicitly understood by the Parties that any right or obligation of BI under this Agreement may be exercised or performed by any of its Affiliates, provided that BI shall remain ultimately responsible for performing its obligations under this Agreement. In the event that parts of this Agreement, in particular parts of the scope of work, are performed by Zealand Pharma in close collaboration with an Affiliate of BI, BI may notify Zealand Pharma thereof and Zealand Pharma shall invoice such Affiliate according to the information provided by BI (name of Affiliate, address and bank details) and such Invoice shall refer to the respective attributable scope of work BI remains responsible and liable for the correct payment and any other performance of obligations by such Affiliate in accordance with this Agreement.  Any such payment of the Affiliate shall be made in and deemed as fulfillment of BI’s obligations under this Agreement.

Except as set forth above, BI may not assign or transfer this Agreement or any rights or obligations hereunder, whether voluntarily or by operation of law, without the prior written consent of Zealand Pharma, such consent not to be unreasonably withheld, except that BI may make such an assignment without Zealand Pharma’s consent to a successor to all or substantially all of the business of BI, whether by way of merger, sale of stock, sale of assets or other transaction.

19.8.                     Notices.

All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing, in English, and will be deemed to have been duly given only if delivered personally, by mail (first class, postage prepaid), or by courier using a globally-recognized carrier, to the Parties at the following addresses:

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

To BI:

Boehringer Ingelheim GmbH
Corporate Division BusDev. & Licensing Strategy
Binger Strasse 173
55216 Ingelheim am Rhein

Germany
Attn: Head of Corporate Division BusDev. & Licensing / Strategy

With a convenience copy to:

Boehringer Ingelheim GmbH
Corporate Department Business Law
Binger Strasse 173
55216 Ingelheim am Rhein
Germany
Attn: Head of Corporate Department Business Law

To Zealand Pharma:

Zealand Pharma A/S
Smedeland 36
2600 Glostrup
Denmark
Attn: Head of Business Development

With a convenience copy to:

Dechert (Paris) LLP
32 rue de Monceau
75008 Paris
France
Attn: Jonathan A. Schur

or to such other address as the addressee shall have last furnished in writing in accord with this provision.  All notices shall be deemed effective upon receipt by the addressee.

19.9.                     Severability.

The invalidity of any provision of this Agreement shall not affect the validity of any other provision hereof.  The Parties undertake to replace the invalid provision in the Agreement with another provision which reflects legally the originally intended commercial objectives of the Parties as closely as possible.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

19.10.              Waiver.

No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the waiving Party.  No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any prior, concurrent or future occasion.

19.11.              Entire Agreement.

This Agreement (including the exhibits and Appendixes hereto) sets forth the entire agreement between the Parties and supersedes with respect to the subject matter hereof all previous agreements and understandings between the Parties, whether written or oral.  This Agreement may be amended only by an instrument in writing duly executed on behalf of the Parties.  This also applies to amendments to this Section 19.11.

19.12.              Records Retention.

Each of Zealand Pharma and BI will maintain complete and accurate records pertaining to its activities under this Agreement, including records pertaining to Development or Commercialization of any Compounds and Products and reports and information provided to any Regulatory Authority, in accordance with applicable law.  Each of Zealand Pharma and BI will retain such records for a duration prescribed by applicable law, or in connection with a legal proceeding or government investigation, always subject to the Party’s internal records retention policy.

19.13.              No Strict Construction; Headings; Interpretation.

This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

herein to any person will be construed to include the person’s successors and assigns, (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference to any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

19.14.              No Third Party Beneficiaries.

This Agreement will be binding upon and inure solely to the benefit of the Parties and their Affiliates (to the extent expressly provided herein) and their successors and permitted assigns and no provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than the Parties and, to the extent provided in Sections 17.1 and 17.2, the Indemnified Parties.  Without limitation, this Agreement will not be construed so as to grant employees of either Party in any country any rights against the other Party pursuant to the laws of such country.

19.15.              Counterparts.

This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.16.              Further Assurances.

In connection with this Agreement, the transactions contemplated hereby (including the Development and Commercialization of Collaboration Compounds and Products), each Party shall (and shall cause its Affiliates and, for BI, its Sublicensees to) execute and deliver any additional documents and instruments, provide any further information, and perform any additional acts that the other Party may reasonably request and are necessary or appropriate to effectuate and perform the obligations of the first Party under this Agreement and such transactions.

[SIGNATURE PAGE FOLLOWS]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

Boehringer Ingelheim International GmbH

ppa.		ppa.

By:		By:
	Dr. Klaus Wilgenbus		Dorothee Schwall-Rudolph
Zealand Pharma A/S

By:
David Horn Solomon

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.33

DATA ROOM REQUIREMENTS

The Data Room shall include data and documents necessary for the continued Development and Commercialization of the Collaboration Compounds and Products, depending of the stage of Development or Commercialization of the Collaboration Compounds and Products, as indicated below.  Data and documents, in particular Patents and intellectual property materials, shall be accessible to BI and Zealand Pharma’s employees on a need-to-know basis, depending of their functions or activities within BI or Zealand Pharma.  Agreements with Third Parties or internal communications, reports and minutes may be reasonably redacted to protect confidential contractual provisions, financial terms or confidential information relating to other projects, as the case may be.  Access of Zealand Pharma personnel to items included in the Data Room will depend on the type of data and stage of Development, as indicated below.

1.                                      Zealand Pharma Phase I Data & Research Collaboration Term

During the Research Collaboration Term and any Phase I Clinical Trial conducted by Zealand Pharma, both BI and Zealand Pharma shall upload to the Data Room all data and documents reasonably necessary for the continued Development and Commercialization of the Collaboration Compounds, including, without limitation, the following documents:

1.1                               [***]

•                  [***]

•                  [***]

•                  [***]

[***]

1.2                               [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.3                               [***]

•                  [***]

[***]

2.                                      Post-Research Collaboration & Other Clinical Trials

After the termination of the Research Collaboration and for any other clinical trials, BI will upload to a closed Data Room all data and documents reasonably necessary for the continued Development and Commercialization of the Collaboration Compounds, including, without limitation, the following documents (and related index):

2.1                               [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

2.2                               [***]

•                  [***]

•                  [***]

[***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.50

GLUCAGON/GLP-1 DUAL AGONISTS

“Glucagon/GLP-1 Dual Agonist” means a [***]

(i)            [***]

a.                                      [***]

or

b.                                      [***]

(ii)           [***]

(iii)          [***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.66

MASTER DEVELOPM NT PLAN

1)                                     Early Clinical Development Masterplan [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2)                                     Late Clinical Development Masterplan [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3)                                     Late Clinical Development Masterplan [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*                                         [***]

#                                         [***]

§                                         [***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]

[***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.68

NEW GENERATION COMPOUND

“New Generation Compound” means [***]

(i)                                     [***]

(ii)                                  [***]

[***]

(i)                                     [***]

(ii)                                  [***]

(iii)                               [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.94

RESEARCH PLAN

[***]

[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]

[***]
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[***]

[***]

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•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

[***]

•                  [***]

•                  [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

•                  [***]

•                  [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.112

ZEALAND PHARMA PATENT RIGHTS

(a)                                 [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 1.112

ZEALAND PHARMA PATENT BIGHTS

(b)                                 [***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 7.2

CO-PROMOTION AGREEMET

Summary of Principal Terms

Subject to the terms and conditions of the License Agreement, Zealand Pharma has an option to co-promote Products in the Shared Co-Promotion Territory and the Exclusive Co-Promotion Territory. This schedule outlines the framework for this part of the collaboration, which the Parties agree to memorialize in a definitive agreement or agreements (each a “Co-Promotion Agreement”) should Zealand Pharma exercise any of its options with respect to Co-Promotion.

Principal Terms for the Shared Co-Promotion Territory;

[***]	[***]

[***]	Zealand Pharma shall have the right to perform up to [***]of the total detailing.

Term

For so long as BI has field force activities (as first or second detailing priority) for the Products in the Shared Co-Promotion Territory. Zealand Pharma may terminate at any time on twelve (12) month notice.

Detailing Costs

BI shall pay a fee for Zealand Pharma’s detailing services consistent with the amounts charged by unaffiliated contract sales organizations for comparable services provided in the relevant territory. If BI and Zealand Pharma cannot reach an agreement on the fee, each shall submit to the other its final and best proposal; if an arbitration is commenced with respect to this dispute, notwithstanding the provisions of Section 18.1.2 of the Collaboration and License Agreement, the dispute shall be submitted to a single arbitrator, who shall determine only which of the two proposals is most appropriate and shall be binding on BI and Zealand Pharma, after arbitration proceedings to be concluded within thirty (30) days from the date the arbitrator assumes his functions, the award in such arbitration to be submitted within thirty (30) days of the closure of the said proceedings.

Principal Terms for the Exclusive Co-Promotion Territory:

[***]	Any country or jurisdiction, excluding the member countries of the EU, for which a Regulatory Approval has been received [***]

Detailing Rights	Zealand Pharma shall have the exclusive right to perform detailing.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Term	Zealand Pharma may terminate at any time, effective at the end of the second complete Calendar Quarter following receipt of Zealand Pharma’s termination notice.

Revenue Sharing Model	BI shall pay to Zealand Pharma no royalties for Net Sales in the Exclusive Co-Promotion Territory. [***].

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Principal Co-Promotion Agreement Provisions:

1.                                      GENERAL OBJECTIVE

[***].

2.                                      GRANT OF CO-PROMOTION BIGHTS TO ZEALAND PHARMA

Subject to the terms of the definitive Co-Promotion Agreement:

2.1.                            Zealand Pharma will have the exclusive right and obligation to [***].

2.2.                            Zealand Pharma and BI will remain subject to the exclusivity provisions of the License Agreement. In particular, Zealand Pharma will not be entitled to promote any competing product with similar properties as the Glucagon/GLP-1 Dual Agonists or New Generation Compounds included in the definition of Collaboration Compounds.

2.3.                            Except as expressly provided in the License and Collaboration Agreement, all required Regulatory Approvals and related pricing and reimbursement approvals shall be obtained and maintained by BI at its expense.

3.                                      BRAND PLAN

The Parties will co-promote Products according to the most recent global brand plan then in effect and, for the Shared Co-Promotion Territory, any local brand plan adopted by BI or, for the Exclusive Co-Promotion Territory, any local brand plan prepared by Zealand Pharma and reviewed by BI, provided that in both cases BI will have final authority on pricing and reimbursement and the approval of promotional material and messaging.  In both cases, the brand plan will include a detailed plan of marketing and promotional tactics and implementation. target list, detailing requirements, and a strategic marketing and promotional plan.

4.                                      TRAINING AND COMMENCEMENT OF CO-PROMOTION

4.1.                            Pre-Periods.

BI and Zealand Pharma will work together in order to prepare for the co-promotion of the Products in the Zealand Pharma Co-Promotion Territory, including working together to create, p an and carry out a motivational and educational programme in order to optimize the cooperation and success of their co-promotion.

4.2.                            Sales Force Training/Product Materials/Expenses.

4.2.1.                  BI will provide to Zealand Pharma (i) reasonable quantities of corporate training tools and materials to train sales representatives for the co-promo ion of the Products, and (ii) access for Zealand Pharma’s sales

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

representatives to training sessions organized by BI in the Shared Co-Promotion Territory, each at BI’s cost (but excluding Zealand Pharma’s related travel expenses).

4.2.2.                  During the term, subject to coordination and agreement between the Parties:

(a)                                 With regards to the Shared Co-Promotion Territory, each Party will have the right to attend and participate in any Product-related meetings in the Shared Co-Promotion Territory of the other Party’s sales representatives for the purposes of co-promotion of the Products, including any regional, district or launch meetings during which such Party’s sales representatives will receive either formal or informal training about the Products, market conditions or competitive products.  Each Party will provide the other Party with reasonable advance notice of any such meeting for this purpose.  Each Party will make reasonable efforts to keep the Product-related portions of such meetings independent from other matters; and

(b)                                 With regards to the Exclusive Co-Promotion Territory, BI will have the right to attend and participate in any Product-related meetings in the Exclusive Co-Promotion Territory of Zealand Pharma’s sales representatives for the purposes of co-promotion of the Products, including any regional, district or launch meetings during which such Zealand Pharma’s sales representatives will receive either formal or informal training about the Products, market conditions or competitive products Zealand Pharma will provide BI with reasonable advance notice of any such meeting for this purpose. Zealand Pharma will make reasonable efforts to keep the Product-related portions of such meetings independent from other matters.

5.                                      CUSTOMER AND TRADE CONTACTS

In the Shared Co-Promotion Territory, subject to coordination and agreement of the Parties, Zealand Pharma will have the right to contact, for the purpose of information exchange only, wholesalers, retailers and II other Third Parties, including hospitals and clinics, consistent with the strategies set forth in the mos. recently updated brand plan however that BI shall remain principally responsible for contracts with hospitals, clinics and major wholesale purchasers. Zealand Pharma shall comply with BI’s reasonable general instructions on the handling of contacts with hospitals, clinics and major wholesale purchasers.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6.                                      DETAILING

6.1.                            Co-Promotion Efforts

(a)                                 With regards to the Shared Co-Promotion Territory, both BI and Zealand Pharma will deploy their respective sales representatives effectively to co-promote the Products in the Shared Co-Promotion Territory in accordance with the terms of the Co-Promotion Agreement and the most recently updated global and local brand plan. In conducting such co-promotion, Zealand Pharma and BI will use commercially reasonable efforts consistent with generally accepted pharmaceutical industry business practices and in compliance with all applicable laws.  Each Party will have and maintain a formalized compliance plan and programme in place during the term of the Co-Promotion Agreement.  Each Party will review with the other Party, or its designees, these policies and procedures created and maintained in order to be compliant with its obligation.  Representatives of each Party, or their designees, will meet periodically to evaluate each other’s promotional practices in order to ensure that they remain compliant with the laws.

(b)                                 With regards to the Exclusive Co-Promotion Territory, Zealand Pharma will be solely responsible for deploying its sales representatives to promote the Products in the Exclusive Co-Promotion Territory.  The provisions of Section 6.1.(a) above will apply mutatis mutandi.

6.2.                            Detailing Requirements.

Zealand Pharma will be responsible for performing its detailing target for the Shared Co-Promotion Territory as set forth in the then-current brand plan.  With regards to the Shared Co-Promotion Territory Zealand Pharma shall notify eighteen (18) months prior to the anticipated launch date wh.ch percentage of total details it wishes to perform.  Thereafter it shall be allowed to change such percentage during the term with eighteen (18) months prior notice.

6.3.                            Increases in Detailing.

Each Party, in its sole discretion, may increase its detailing activities above its detailing requirements at any time and at its own cost and expense.  Any such increase will not obligate the other Party to increase its detailing activities or incur any increased cost, detailing fees and/or expense, including promotional expenses or require BI to provide additional quantities of promotional materials or sample packs than are required in the most recently updated brand plan.  In addition, any increase in detailing will be coordinated with the other Party so that the strategies set forth in the most recently updated global or local brand plan are followed.

6.4.                            Distribution of Targeted Doctors.

(a)                                 BI will be responsible for annually preparing and updating a proposed target call list of health care professionals in the Shared Co-Promotion Territory to whom each of BI and Zealand Pharma will provide details.  BI’s and Zealand Pharma’s sale management teams will meet to discuss

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

on that target call list.  BI will decide on the final allocation of health care professionals, with a view to ensuring that the details be fairly allocated between BI and Zealand Pharma, both in terms of geographic coverage and market position.

(b)                                 With regards to the Exclusive Co-Promotion Territory, Zealand Pharma will be solely responsible for preparing such target call list.  In preparing this list, Zealand will consult with BI and take into consideration BI’s thoughts and suggestions with respect to any additions/deletions to the target call list(s).

6.5.                            Detailing Priority.

All details conducted by each Party during the term in the Shared Co-Promotion Territory will be either primary details or secondary details, as set forth and designated in the most recently updated brand plan.

6.6.                            Sales Force Expenses.

Each Party will be responsible for its own respective sales representatives and internal marketing organizations and the expenses of its sales representatives.  BI will reimburse Zealand Pharma according to the payment terms set forth in above.

6.7.                            Incentives.

Each Party will reward its personnel for promoting the Products through an incentive-based compensation system at least to the same extent and in the same manner as such Party would reward its own personnel for the promotion of, to the extent applicable, one of its own products of comparable commercial value and comparable required detailing effort. Each Party will be responsible for the costs of its own incentive-based compensation system.

6.8.                            Detailing Reports.

On a periodic basis (to be agreed upon) each Party will provide to the other Party a comprehensive detailing report, including, for example:  number of primary and secondary details, the use of sample packs, and such other details concerning frequency and other similar detailing data, including coverage by specialty, number of group details, as may be mutually agreed upon.

6.9.                            Detailing Records; Verification.

Both Parties will keep accurate and complete electronic records of each detail carried out by its sales representatives.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6.10.                     Detailing Shortfalls.

Zealand Pharma and BI shall agree to a minimum detail performance level for both Parties (e.g. eighty percent (80%) of brand plan requirements) and a termination mechanism in the event that Zealand’s Pharma’s performance falls below that level for the Shared Co-Promotion Territory.  For the avoidance of doubt, this requirement will not be applicable to the Exclusive Co-Promotion Territory.

6.11.                     Contract Sales Forces.

Zealand Pharma shat be able to use contract sales forces, and other agents, in the Exclusive Co-Promotion Territory but not in the Shared Co-Promotion Territory.

7.                                      PROMOTIONAL AND SAMP ING ACTIV TIES

7.1.                            Promotional Activities.

In the Shared Co-Promotion Territory, BI will be solely responsible for creating, approving, and producing promotional materials, taking Zealand Pharma’s comments into consideration.  In the Exclusive Co-Promotion Territory, Zealand Pharma will be solely responsible for creating and, subject to BI’s prior approval, producing promotional materials. Only promotional materials, labels or labelling approved by BI may be used, such approval not to be unreasonably delayed or denied. Zealand Pharma will only conduct promotional activities for the Products that are consistent with the promotional strategies set forth in the most recently updated global or regional brand plan.  BI will own all rights to all promotional materials, including all copyrights.

7.2.                            Sample Packs and Promotional Materials.

(a)                                 BI will provide Zealand Pharma with sample packs consistent with the most recently updated brand plan. Sample packs will be provided to Zealand Pharma free of charge for the Shared Co-Promotion Territory and [***]. Each Party will use sample packs strictly in accordance with the brand plan and will distribute sample packs in full compliance with all applicable laws. Each Party will maintain those records required by law and will allow the other Party or representatives of the other Party to inspect such records on request.

(b)                                 All promotional materials used by Zealand Pharma will be provided by BI, free of charge in the Shared Co-Promotion Territory and, for corporate BI materials, at a price equal to direct cost plus twenty percent (20%) for the Exclusive Co-Promotion Territory. Zealand Pharma will have no rights with respect to such promotional materials other than the right to use the promotional materials for the performance of the co-promotion. Zealand Pharma will not reproduce any promotional materials targeted without the prior written consent of BI, which consent shall not be unreasonably delayed or denied.  Neither Party nor any of its sales representatives will distribute, utilize, present, discuss or otherwise use any material or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

literature in connection with the promotion of the Products other than the approved promotional materials. if promotional materials are removed from circulation, Zealand Pharma will immediately advise its sales representatives to discontinue use of the previously approved promotional materials and destroy or return them to BI as the Parties agree.

(c)                                  In the Shared Co-Promotion Territory, sample packs and promotional materials will be allocated to each Party on a pro-rata basis. based on the Parties’ detailing requirements.

7.3.                            No Alteration or Repackaging.

Zealand Pharma will not alter any promotional materials, labels or sample packs provided by BI, repackage any product or sample packs, or use any promotional materials, labels or sample packs not provided or approved by BI in connection with the Product.

8.                                      SALES PROCESSING AND PRODUCT DISTBIBUTION

If for any reason Zealand Pharma receives orders for the Products in the Zealand Pharma Co-Promotion Territory, Zealand Pharma will promptly forward such orders to BI or its designee.

9.                                      ADVERSE EVENT REPORTING

The Parties shall conclude a pharmacovigilance agreement executed the same day as the Co-Promotion Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 11.3

ZEALAND PHARMA’S PRODUCT DEVELOPMENT PROCEDURES

[***]	[***]	[***]
[***]	[***] [***]	[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

	[***] [***]	[***] [***] [***] [***] [***] [***] [***] [***] [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]	[***]
	[***]	[***] [***] [***] [***] [***] [***] [***]

	[***] [***]	[***] [***] [***] [***] [***] [***]

[***]	[***]	[***] [***] [***] [***] [***]

	[***]	[***] [***]

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]	[***]
	[***]	[***] [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 12.3

Estimated [***] Development Costs (IND Filing and Phase Ia/b)

[***]	[***]	[***]
[***]

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[***]:

•                  [***]

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

•                  [***]

•                  [***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 12.7

REQUIREMENTS FOR INVOICE

•                  Name and address of Zealand Pharma

Zealand Pharma
Smedeland 36
Glostrup 2600
Denmark

•                  Name and address of Boehringer Ingelheim International GmbH

Boehringer Ingelheim International GmbH
Corp. Division Business Development & Licensing / Strategy

Binger Strasse 173
55216 Ingelheim and Rhein
 Germany

Telephone: +49 6132 77-0
Fax: +49 6132 72-3000

•                  Date of Invoice

•                  Boehringer Ingelheim Contract No.

•                  Amount due and currency

•                  Additional details required for VAT purposes

•                  For milestone payments invoice shall in Gate specific Collaboration Compound or Product

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Appendix 19.2

PRESS RELEASE

The text of the approved Press Release (four pages) is attached.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[Boehringer Ingelheim]	[Zealand Pharma]

Company Announcement

No. 10/2011

Zealand Pharma and Boehringer Ingelheim enter into a licence and collaboration agreement to advance novel compounds to treat Type-2 diabetes and obesity

Boehringer Ingelheim obtains global rights to glucagon/GLP-1 dual agonists, including
ZP2929, Zealand Pharma’s lead drug candidate in this class

Zealand Pharma is eligible to receive total projected milestone payments of up to €376 million for ZP2929

Copenhagen, Denmark and Ingelheim, Germany, 16 June 2011 Today, Zealand Pharma (NASDAQ UNIX: ZEAL), a Copenhagen based biopharmaceutical company, and Boehringer Ingelheim, one of the world’s leading pharmaceutical companies, jointly announced an exclusive global licence and collaboration agreement for dual-acting glucagon and GLP-1 receptor agonists for the treatment of patients with Type-2 diabetes and patients with obesity.

As part of the agreement, Boehringer Ingelheim obtains global development and commercialisation rights to ZP2929, Zealand Pharma’s lead glucagon/GLP-1 dual agonist drug candidate. Zealand Pharma will be responsible for conducting the first Phase I study with ZP2929 and Boehringer Ingelheim will fund the research, development and commercialisation of products under the agreement.

Depending on the achievement of pre-defined development, regulatory and commercial milestones, Zealand Pharma is eligible to receive payments for ZP2929 and may also receive additional milestone payments if other products covered by the collaboration are advanced through development.  Further, Zealand Pharma is entitled to tiered royalties that range from high single to low double digits on global sales of products under the agreement.  Zealand Pharma retains co-promotion rights in Scandinavia.

During the first two years of collaboration, Zealand Pharma is eligible to receive signature, milestone, and other payments of up to €41 million including cost reimbursements and including research funding of up to €4 million. In their research collaboration, Zealand Pharma and Boehringer Ingelheim will focus on the characterization, identification and development of additional glucagon/GLP-1 dual agonists for the exploration of new indications, formulations and delivery systems.

Zealand Pharma A/S

Zealand Pharma and Boehringer Ingelheim enter into a licence and collaboration agreement to advance novel compounds to treat Type-2 diabetes and obesity

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1

Commenting on today’s announcement, David H. Solomon, President and Chief Executive Officer of Zealand Pharma, said: “We are extremely pleased to have signed this license and collaboration agreement with Boehringer Ingelheim, which has recently strengthened its commitment to the important field of diabetes.  ZP2929 is one of Zealand Pharma’s most innovative peptide drug candidates, having shown significant pre-clinical promise for patients with Type-2 diabetes and obesity. Together with Boehringer Ingelheim, we look forward to advancing the development of ZP2929 into Phase I as part of our joint efforts to bring novel and better treatments to the market to help improve the lives of diabetes patients.”

Boehringer Ingelheim’s Corporate Senior Vice President Medicine, Prof Dr Klaus Dugi, commented: “Our focus to develop innovative diabetes treatments is reinforced by the in-licensing of a very interesting compound from Zealand Pharma which complements Boehringer Ingelheim’s pipeline in diabetes and metabolic diseases very well. With our first diabetes treatment linagliptin recently approved by the FDA, we have a manifest for Boehringer Ingelheim’s own research strength and its capability to bring novel medication to the patients. We are therefore pleased to bundle our R&D experience with Zealand Pharma for further projects in diabetes and obesity.”

Zealand Pharma’s financial outlook for 2011

The agreement with Boehringer Ingelheim is expected to positively affect Zealand Pharma’s revenues and other income by a total of DKK 150 (€20) million in 2011 but will not change the guidance on total operating expenses of DKK 170 (€23) million. Since Zealand Pharma’s revenues stem from activity and success related milestone payments from partners, Zealand Pharma does not provide full year guidance on total revenues.

Zealand Pharma Conference call

Today, at 11:00am CET/ 10:00am BST/ 5:00am EST, Zealano Pharma will host a conference call, where David H. Solomon, President and Chief Executive Officer, will present this announcement. Mats Blom, Chief Financial Officer, and Hanne Leth Hillman, Vice President and Head of IR and Corporate Communications, will also participate in the call which will include a Q&A session. The conference call will be conducted in English and the dial-in numbers are:

Denmark: +45 38 48 75 33
Europe: +44 (0)20 7138 0825
US: +1 212 444 0481

Confirmation Code: 4468737

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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###

For further information, please contact:

Zealand Pharma A/S
David H. Solomon, President and Chief Executive Officer;
Tel: +45 4328 1210 or Mobile: +45 2220 6300

Hanne Leth Hillman, Vice President, Head of Investor Relations and Corporate Communications; Tel: +45 8877 3689 or Mobile: +45 5060 3689

Boehringer Ingelheim
Julia Meyer-Kleinmann, Director Corporate Communications, Boehringer Ingelheim GmbH;
Tel: +49 6131 77 8271, press@boehringer-ingelheim.com

About ZP2929

The biological rationale for developing ZP2929 is based on the pharmacology of the gut peptide hormone oxyntomodulin.  Oxyntomodulin is released by the L-cells of the small intestine after meals, and is believed to exert its biological effects by activating both the glucagon recep or and the GLP-1 receptor.  In humans, this hormone is believed to have multiple beneficial effects on diabetes and obesity, improving glucose tolerance and causing substantial weight loss.

ZP2929, which acts on both the glucagon and GLP-1 receptors, has shown in preclinical studies the ability to achieve glycemic control while causing significant and sustained weight loss.  ZP2929 is being developed for once-daily subcutaneous administration to improve glycemic control and induce weight loss in patients with Type 2 diabetes and patients with obesity..

ZP2929 is not part of Boehringer Ingelheim’s strategic Diabetes alliance with Eli Lilly and Company. http://www.boehringer-ingelheim.com/news/news_releases/press_releases/2011/11 january_2011_diabetes alliance.html

About Zealand Pharma

Zealand Pharma A/S is a public (NASDAQ OMX: ZEAL) biopharmaceutical company based in Copenhagen, Denmark with a mature and growing clinical pipeline of innovative peptide based drugs. The company’s lead product is lixisenatide, a once-daily GLP-1 in late-stage Phase III development in collaboration with Sanofi for the treatment of Type-2 diabetes. Zealand Pharma also has a collaboration with Boehringer Ingelheim covering glucagon/GLP-1 dual agonists,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

including ZP2929 for the treatment of diabetes and obesity, and a license agreement with Helsinn Healthcare on a clinical stage GLP-2 drug for the treatment of chemotherapy and radiotherapy induced diarrhea.

Zealand Pharma specializes in the discovery, optimization and development of novel peptide drugs with favorable therapeutic attributes, and all drug candidates in its pipeline have been identified through the company’s own drug discovery activities. Zealand Pharma’s products target disease areas where existing treatments fail to adequately serve patient needs and where the market potential for improved treatments through the use of peptide drugs is high. For more information please visit www.zealandphanna.com

About Boehringer Ingelheim

The Boehringer Ingelheim group is one of the world’s 20 leading pharmaceutical companies. Headquartered in Ingelheim, Germany, it operates globally with 145 affiliates and more than 42,000 employees. Since it was founded in 1885, the family-owned company has been committed to researching, developing, manufacturing and marketing novel products of high therapeutic value for human and veterinary medicine.

As a central element of its culture, Boehringer Ingelheim pledges to act social y responsible. Involvement in social projects, caring for employees and their families, and providing equal opportunities for all employees form the foundation of the global operations. Mutual cooperation and respect, as well as environmental protection and sustainability are intrinsic factors in all of Boehringer Ingelheim’s endeavours.

In 2010, Boehringer Ingelheim posted net sales of about 12.6 billion euro while spending almost 24% of net sales in its largest business segment Prescription Medicines on research and development.

For more information please visit www.boehringer-ingelheim.com

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

CONFIDENTIAL

DISCUSSION

09 November 2012

AMENDMENT 1 TO THE LICENSE AND COLLABORATION AGREEMENT

between

Zealand Pharma A/S

Smedeland 36

2600 Glostrup

Denmark

(hereinafter “Zealand Pharma”)

and

Boehringer Ingelheim International GmbH

Binger Str. 173

55216 Ingelheim am Rhein

Germany

(hereinafter “BI”)

— each also referred to as “Party” or collectively as “Parties” —

Whereas, the PARTIES entered into a License and Collaboration Agreement dated 15th June 2011 pertaining to Zealand Pharma’s ZP2929 program (the “ZP2929 Agreement”),

Whereas, the PARTIES desire to amend the ZP2929 Agreement by way of this amendment (“Amendment 1”).

IT IS AGREED THAT:

Words or expressions defined or interpreted in the ZP2929 Agreement shall have the same meanings and interpretations when used in this Amendment 1.

1.                                      Development Funding

1.1.                            In Section 12.3, the following provisions:

“For the avoidance of doubt, BI will assume the expenses summarized in Appendix 12.3. These expenses are the projected costs as of the Effective Date, and are subject to further revision and confirmation by the Program Steering Committee or as mutually agreed by the Parties (it being understood that Section 2.2.4 shall not apply). Accordingly, Appendix 12.3 may be updated as required by mutual agreement of the Parties. Zealand Pharma will provide a breakdown of actual expenses as a basis for BI’s reimbursement as and when such costs are payable, on a quarterly basis, in accordance with Section 12.9.”

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1

shall be modified to read as follows:

“For the avoidance of doubt, the expenses to be assumed by BI with respect to activities supporting IND filing and Phase IIb shall not, in the aggregate, exceed the total of the expenses estimated in Appendix 12.3, as amended from time to time by the Parties. These total expenses are based on the costs projected on the date there indicated, and are subject to further revision and confirmation by the Program Steering Committee or as mutually agreed by the Parties (it being understood that Section 2.2.4 shall not apply). Accordingly, the total expenses shown in Appendix 12.3 may be updated as required by mutual agreement of the Parties. Allocations of such total expenses to individual activities or classes of activities shall be determined by the Program Steering Committee, under its ordinary procedures, and any modification in such allocations shall be documented in the minutes of the Program Steering Committee, without a further amendment of Appendix 12.3 being required. Zealand Pharma will provide a breakdown of actual expenses as a basis for BI’s reimbursement as and when such costs are payable, on a quarterly basis, in accordance with Section 12.9.”

1.2.                            Appendix 12.3 is hereby amended to read in its entirety as shown in Attachment 1 hereto.

2.                                      Certain Collaboration Know-How

2.1.                            The Parties acknowledge and agree that the use of the method for [***] more fully described in Attachment 2 to increase the [***] constitutes Collaboration Know-How because it was developed or obtained during the Research Collaboration Term in the course of performing the Research Collaboration, by at least one Representative of a Party, and is not disclosed in a Collaboration Patent, BI Know-How, B1 Product Development Know-How or Zealand Pharma Know-How.

2.2.                            As provided in Section 14.4.3 of the ZP2929 Agreement, Zealand Pharma shall solely own all right, title and interest in and to the [***], and BI hereby assigns all of its rights, title and interests in and to the [***] to Zealand Pharma. The [***] shall be licensed to BI solely as provided in Section 5.1 of the ZP2929 Agreement, and BI shall have an option to an equal and undivided joint ownership interest in and to any [***] described in an issued US Collaboration Patent as set forth in Section 14.4.3 of the ZP2929 Agreement.

2.3.                            For the avoidance of doubt, the Parties agree that: (a) [***] identified during the Research Collaboration and resulting from the use of the [***] is a Collaboration Compound under Section 1.21 of the ZP2929 Agreement; (b) Patent Rights claiming [***] Identified during the Research Collaboration and resulting from the use of the [***] will be Collaboration Patents, and (c) [***] Identified during the Research Collaboration and resulting from the use of the [***] may be the

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2

subject of Phase III Development Candidate Patents as provided in Section 14.2 of the ZP2929 Agreement.

3.                                      Miscellaneous

3.1.                            Save as amended by this Amendment 1, the terms of the ZP2929 Agreement shall continue in force and effect. The Amendment 1 will be effective at the date of last signature (the “Effective Date”).

3.2.                            This Amendment 1 is made pursuant to Section 19.11 of the ZP2929 Agreement.

IN WITNESS WHEREOF the Parties have executed this Amendment 1 in triplicate on the day and in the year last written below.

Copenhagen,                                                ZEALAND PHARMA A/S

Arvind M. Undal
Authorized Signatory

Ingelheim,	BOEHRINGER INGELHEIM INTERNATIONAL
GmbH
ppa. ppa.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

3

Attachment 1 — New Appendix 12.3

ZP2929

Activities and estimated costs supporting IND filing and Phase la+1b

EUR

Activities	Sub activities	App 12.3 Updated July 2012
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Total EUR		[***]

ZP Clinical costs: major changes to new appendix

[***]

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[***]

[***]

ZP Clinical costs includes:

[***]

API

Excludes [***], which will be borne by Zealand Pharma Excludes [***] of the internal costs through 1 June 2011 of [***] activities including [***], which will be borne by Zealand Pharma

Drug Product

Internal costs includes costs of pre-formulation and formulation development including stability studies costs for CMO, consultants

IND preparation and filing

External consultancy costs including eCTD and internal costs related to documentation/IND/reports

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

Exchange rate                                 7,45

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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Attachment 2 — [***]

General description

[***]

Examples

[***]

The following [***]

[***]

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[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7

AMENDMENT 2 TO THE LICENSE AND COLLABORATION AGREEIVIENT

between

Zealand Pharma A/S

Smedeland 36

2600 Glostmp

Denmark

(hereinafter Zealand Pharma”)

and

Boehringer Ingelheim International GmbH

Binger Str. 173

55216 Ingelheim am Rhein

Germany

(hereinafter “BI”)

— each also referred to as “Party” or collectively as “Parties” —

Whereas, the Parties entered into a License and Collaboration Agreement dated 15th June 2011, as amended (the “GGDA Agreement”), pertaining to Glucagon/GLP 1 Dual Agonists (as defined in the GGDA Agreement), including the compound referred to in the GGDA Agreement as “ZP2929”, and

Whereas, the Parties desire to amend the .GGDA Agreement by way of this Amendment 2. The Amendment 2 will be effective at the date of last signature (“Amendment 2 Effective Date”).

IT’IS AGREED THAT:

Article 1 - Definitions

Capitalized words or expressions used herein and not otherwise defined shall have the same meanings and interpretation set forth for them in the GGDA Agreement when used in this Amendment 2.

In addition:

“Amendment 2 Effective Date” shall have the meaning set forth in the Preamble above;

“API” shall mean “active pharmaceutical ingredient;”

“GGDA Agreement” shall have the meaning set forth in the Preamble above;

“Indemnification Claim” shall have the meaning set forth in Article 9 below; and

“Transition Coordination Group” shall have the meaning set forth in Section 5.3 below.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Article 2 - Continued Collaboration

The Parties wish to continue their collaboration with respect to the Development and Commercialization of Collaboration Compounds, and accordingly, save as amended by this Amendment 2, the terms of the GGDA Agreement shall continue in full force and effect.

Article 3 - Revised Development Program and Research Plan; Diligence

3.1  The Parties have agreed on a summary research plan for the purpose of identifying one or more Replacement Collaboration Compounds for ZP2929 (the “Summary Research Plan”). Such Summary Research Plan is attached hereto as Appendix 3.1. The Summary Research Plan sets forth a target timetable, based on the knowledge and assumptions of BI as of the Amendment 2 Effective Date, for completion of the steps included in the Summary Research Plan. The Parties acknowledge and agree that the achievement of the target timetable will depend on a large number of parameters, within or beyond BI’s control; therefore, for so long as BI complies with its diligence obligations under Section 3.4, such target timetable may be modified by BI for reasonable cause, effective upon notice by BI to Zealand Pharma, provided that the date for completion of the steps included in the Summary Research Plan may not be extended past 31 March 2015.

3.2  BI shall be solely responsible for advancing candidate Replacement Collaboration Compounds through SoPD. In this connection, Section 1.100 of the GGDA Agreement is amended to read as follows:

L100 “Start of Preclinical Development” (or “SoPD”) means (i) the date on which BI proposes a Collaboration Compound as SoPD candidate molecule and Replacement Collaboration Compound for ZP2929 (according to the. criteria reflected in the Summary Research Plan), or (ii) the start of a BI initiated or approved four (4) week GLP-toxicology study with respect to such Collaboration Compound, whichever occurs earlier.

3.3  The Parties will mutually agree on a revised Development program, and accordingly on a revised Master Development Plan for any Replacement Collaboration Compound which shall be further investigated by BI. An initial version of such revised Master Development Plan (to be amended and updated as provided in the GGDA Agreement) will be prepared and attached to the GGDA Agreement no later than sixty (60) days after SoPD of a candidate Replacement Collaboration Compound for ZP2929.

3.4  The diligence obligations outlined in Article 8 of the GGDA Agreement shall continue to apply, with respect to all Collaboration Compounds investigated by BI, and shall be applicable to BI’s activities under the Summary Research Plan and any revised Master Development Plan.

Article 4 - Governance

4.1  Section 2.3 of the GGDA Agreement, first paragraph, is hereby amended to provide as follows:

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.3                               Program Steering Committee,

The Program Steering Committee (the “Program Steering Committee”) will oversee activities under the revised Master Development Plans.

4.2  The Program Steering Committee shall meet one time, no later than one hundred and eighty (180) days after SoPD for the first Replacement Collaboration Compound. With the exception of this post-SoPD meeting, the meetings of the Program Steering Committee shall be suspended until the earlier of (a) the Filing with the U.S. Food and Drug Administration of the first Investigational New Drug Application for the first Replacement Collaboration Compound for ZP2929, or (b) the first ethical committee approval of a Phase I Clinical trial for the first Replacement Collaboration Compound for ZP2929. Thereafter, the Program Steering Committee shall meet as further outlined in Section 2.3 of the GGDA Agreement.

4.3  For so long as meetings of the Program Steering Committee are suspended as provided in Section 4.2 above, BI’s research team (until. SoPD) and BI’s development team (after SoPD) shall provide Zealand Pharma’s research team, every six (6) months after the Amendment 2 Effective Date, with a summary update in reasonable detail about its research activities for candidate Replacement Collaboration Compounds and its performance of the Summary Research Plan.. Such summary reports shall include the items described in Appendix 4.3 to this Amendment 2. In order to ensure an efficient exchange of information relevant to the Summary Research Plan, should Zealand Pharma so request, not more than three (3) designees from the research teams of each of BI and. Zealand Pharma shall meet by videoconference or telephone conference once in each of the first and third Calendar Quarters, to discuss the status of and path forward for BI’s research activities.

Article 5 - Return of ZP2929

5.1  Upon the Amendment 2 Effective Date, Zealand Pharma shall assume full control over and full responsibility for the Development of ZP2929, including the costs of such Development.

5.2  Zealand Pharma shall keep BI regularly informed of the status of Zealand Pharma’s Development initiatives for. ZP2929, through reports at each meeting of the Program Steering Committee or, while meetings of the Program Steering Committee are suspended as provided in Section 4.2 above, once in each of the first and third Calendar Quarters. Such reports shall include the items described in Appendix 5.2 to this Amendment 2. For clarity, Development of ZP2929 by Zealand Pharma shall not be considered a breach of non-competition or exclusivity obligations of Zealand Pharma.

5.3  A temporary transition coordination group (the “Transition Coordination Group”) is hereby formed to prepare a work program and implement the completion checklist for the return, license and/or assignment to Zealand .Pharma of Intellectual. Property, documents and materials relating to ZP2929. The completion checklist is attached to this Amendment 2 as Appendix 5.3a. The initial. Transition Coordination Group shall consist of the nominated Zealand Pharma and BI employees listed in Appendix 5.3b to this Amendment 2; each Party shall be entitled to change its nominated members of the Transition Coordination Group by notice to the other Party.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Article 6 - Return of Materials and Documentation

6.1  The Transition Coordination Group shall supervise the transfer to Zealand Pharma of materials and documentation relating to the Development of ZP2929.

6.2  BI shall transfer to Zealand Pharma, without charge, its remaining stock, if any, of API for ZP2929 provided by Zealand Miasma to BI, provided, however, that BI shall have the right to keep samples of such API for ZP2929 for research purposes only or if, and to the extent, required by law or GMP regulations.

6.3  The transfer to Zealand Pharma of API manufactured by or on behalf of BI shall be discussed by the Transition Coordination Group. Any proposal for the transfer of such API to Zealand Pharma shall be subject to the approval of the Parties. Zealand Pharma shall be solely responsible for any transfer costs and for any further Development costs relating to such API.

6.4  In addition, with respect to contracts with Third Party vendors relating to ZP2929, BI will endeavor to assign its rights under such contracts to Zealand Pharma on Zealand Pharma’s request, however only as far as legally possible in accordance with the respective contracts. BI will provide Zealand Pharma with contact information concerning such Third Party vendors.

6.5  BI shall diligently finalize reports concerning pre-clinical studies relating to ZP2929 conducted prior to the Amendment 2 Effective Date (including pharmacology and toxicology study reports). The status of such reports and of the studies to which they relate is described in Appendix 6.5 to this Amendment 2. Such reports shall be completed under the supervision of the Transition Coordination Group, which will agree on reasonable goals for completion dates for such reports. BI shall use commercially reasonable efforts, consistent with its customary product development practices for its own products, to ensure that such reports will be completed no later than 18 July 2014.

6.6  In the event that Zealand Pharma determines that the transfer to it of additional documentation, reasonably available at BI, relating to Phase I Clinical Trial of ZP2929 is necessary, it shall so advise BI by notice, no later than six (6) months after the Amendment 2 Effective Date. It is the Parties’ common understanding that they will endeavor to complete such transfer within the six (6) months period starting after the Amendment 2 Effective Date.

6.7  Zealand Pharma has requested that BI transfer to Zealand Pharma [***] available from BI’s previous toxicology studies of ZP2929 (under GLP) performed for IND filing purposes. BI will determine within the six (6) months after the Amendment 2 Effective Date whether such histological samples may be transferred, or otherwise made available to Zealand Pharma for inspection or testing, without violating any storage obligations BI may have as a sponsor of those studies and, once such determination is made, BI will promptly transfer to Zealand. Pharma or, if transfer is not permitted, make such samples available to. Zealand Pharma for inspection and testing, if and to the extent permitted by applicable laws and regulations.

Article 7 - Intellectual Property and Licenses

7.1  The license of Zealand Pharma Intellectual Property in accordance with Article 5 of the GGDA Agreement shall remain in full force and effect, provided, however, that Zealand Pharma. Intellectual Property returned to Zealand Pharma as provided in Article 5 of this Amendment 2 shall be excluded from the license granted under Article 5 of the GGDA Agreement

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7.2  BI shall transfer to Zealand Pharma the originals of all files held by BI related to the Intellectual Property rights returned to Zealand Pharma as provided in Article 5 of this Amendment 2 or otherwise relating, exclusively to ZP2929, if any, provided that BI may keep for archival purposes one (1) copy or original, as prescribed by the applicable law (e.g. originals of records of inventions or documents pertaining to transfers of rights).

7.3  All of BI’s interests in regulatory filings, Regulatory Approvals, Know-How and Confidential Information relating solely to ZP2929 (including CMC, pre-clinical and clinical data and reports and assignable agreements with third-parties) that are (i) listed in Appendix 5.3a and (ii) those included in the reports to be completed pursuant to. Section 6.5 of this Amendment 2,. are hereby transferred to Zealand Pharma.

7.4  Notwithstanding the above, such Know-How and Confidential Information shall be Zealand Pharma Intellectual Property, and shall be licensed to BI in accordance with Section 5.1 of the GGDA Agreement, to the extent useful for Collaboration Compounds and/or Products other than. ZP2929.

7.5  Without limitation on the provisions of Article 5 of this Amendment 2, within three (3) months after the Amendment 2 Effective Date, the Intellectual Property managers of the Parties shall review the Collaboration Intellectual Property and determine in good faith how best, through a combination of assignments, perpetual licenses, the filing of divisional applications in any country or other means, to ensure that Zealand Pharma receives full ownership of all Collaboration Intellectual. Property related solely to ZP2929, and exclusive rights to use other Collaboration Intellectual Property to advance, and potentially exploit and commercialize ZP2929. Such review shall be repeated regularly upon the grant of any other Patent Right subject to the GGDA Agreement. In the event that Zealand Pharma believes that Patent Rights that are Controlled by BI are necessary for Zealand Pharma to further Develop ZP2929, it may by notice to BI submit a request for an assignment or license of such Patent Rights, and BI shall consider any such request in good faith. Should such a request not be accepted by BI, it shall be submitted for review to outside counsel acting in the best interest of both Parties and with a view towards ensuring the protection of BI’s ability to advance the Development and Commercialization of Collaboration Compounds. Zealand Pharma and BI agree to implement the recommendations of such outside patent counsel. Zealand Pharma shall bear [***] costs for Patent Rights assigned or licensed to Zealand Pharma under this Amendment 2, including [***].

7.6  BI hereby grants to Zealand Pharma an exclusive, royalty bearing license to use any BI Patents and BI Know-How Controlled by BI solely for the purpose to advance and potentially exploit and commercialize ZP2929. Upon Zealand Pharma’s first written request, and no later than Initiation of the first Phase II Clinical Trial with a Product containing ZP2929 as active pharmaceutical ingredient by Zealand Pharma or any Third Party in agreement with Zealand Pharma, the Parties shall initiate good faith negotiations to agree on a commercially reasonable royalty for such license.

7.7  The assignments, transfers and licenses made by BI shall be [***]. All licenses granted by BI include the right for Zealand Pharma to sublicense, if necessary, so as to allow Zealand Pharma, subject to the Right of First Negotiation described in Article 8 below, to work with another collaboration partner in order to advance ZP2929.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Article 8 - Right of First Negotiation

BI shall have a first right to negotiate a collaboration with Zealand Pharma with respect to ZP2929. Such one-time right may be exercised by BI by notice until forty five (45) days after the earlier of (1) receipt by BI of a notice that the Phase I has been completed and the final Phase I report for ZP2929 conducted by Zealand Pharma after the Amendment 2 Effective Date, or (2) receipt by BI of notice from Zealand Pharma, that Zealand Pharma wishes to enter into term sheet discussions with a Third Party to seek to partner ZP2929 with a Third Party, which notice shall in any event be given by Zealand Pharma to BI prior to entry into exclusive negotiations with a Third Party with respect to such a partnership, and a final Phase I report for ZP2929, if available. With such notice, Zealand Pharma shall provide BI with a summary in reasonable detail of the Development costs incurred by Zealand Pharma since Zealand Pharma assumed full control over and full responsibility for the Development of ZP2929 as provided herein. In addition, Zealand Pharma shall provide BI with all such other information and data that BI reasonably requests for the evaluation of such opportunity. After receipt by Zealand Pharma of notice from BI exercising its right of first negotiation, the Parties shall negotiate in good faith a potential collaboration and license agreement, which shall be on such terms and conditions as the Parties may agree in their discretion, and shall provide for BI to repay Zealand Pharma, as an up-front payment, the properly substantiated Development costs described in Zealand. Pharma’s notice to Bl. Such negotiation shall be concluded, or finally abandoned by the Parties, within one hundred and twenty (120) days of the receipt by BI from Zealand Pharma of the notice referred to above.

Article 9 - Indemnification

Zealand Pharma shall indemnify and hold harmless BI for any and all Third Party claims arising from Zealand Pharma’s continued Development and Commercialization of ZP2929. As a condition to being entitled to indemnification hereunder, BI shall give prompt written notice to Zealand Pharma of each claim upon which a claim for indemnification (an “Indemnification Claim”) hereunder may be based. Such notice must contain, with respect to each Indemnification Claim, such facts and information with respect to such Indemnification Claim as are then reasonably available. Failure to give prompt notice of an Indemnification Claim hereunder will not affect Zealand Pharma’s obligations hereunder, except to the extent Zealand Pharma is actually prejudiced by such failure. Zealand Pharma shall, at Zealand Pharma’s expense, assume the complete defense of any Indemnification Claim with full authority to conduct such defense and to settle or otherwise dispose of the same, and BI will fully cooperate in such defense, provided that Zealand Pharma will not, in defense of any such claim, except with the prior written consent of BI (which consent will not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement (a) which provides for any relief other than the payment of monetary damages and (b) which does not include as an unconditional term thereof the giving by the Third Party claimant to BI of a release from all liability in respect thereof Zealand Pharma shall give BI an opportunity to participate in such defense, at BI’s cost and expense and, after Zealand Pharma assumes the defense of an Indemnification Claim, Zealand Pharma shall be liable to BI only for such legal or other expenses subsequently incurred by BI in connection with the defense thereof at the request of Zealand Pharma.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Article 10 - Governing Law

This Amendment 2 shall be governed and construed under German law, without regard to its provisions of conflict of law.

[SIGNATURE PAGE FOLLOWS]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

IN WITNESS WHEREOF the Parties have executed this Amendment 2 in duplicate on the day and in the year last written below.

Copenhagen,	ZEALAND Pharma A/S

Arvind M. Hundal
authorized signatory

Ingelheim,	Boehringer Ingelheim International
GmbH

Authorized signatories

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

GGDA AGREEMENT — AMENDMENT 2

Appendix 4.3

Summary Research Plan

[***]

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GGDA AGREEMENT — AMENDMENT 2

Appendix 4.3

Summary Report Outline

ZP3887 (BI 1225575)

Report to Partner

Last Update

Last Milestone

Next Milestone

I.                                        SUMMARY AND REQUESTS TO PARTNER

Critical Issues and Key Activities

Requested Decisions/Approvals

II.                                   STATUS UPDATE

Pharmacology

Non-clinical Drug Safety

Pharmakokinetics / Metabolism

Clincial Development

Drug Substance

Drug Product

Packaging / Device Development

Patent Information

Other Project. Issues

Regulatory Information

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

GGDA AGREEMENT — AMENDMENT 2

Appendix 5.2

Summary Update Outline

ZP 2929 (BI 1183538)

Report to Partner

Last Update

Last Milestone

Next Milestone

SUMMARY AND REQUESTS TO PARTNER

Critical Issues and Key Activities

Requested Decisions/Approvals

STATUS UPDATE

Pharmacology

Non-clinical Drug Safety

Pharrnakokinetics / Metabolism

[***]

Clincial Development

Drug Substance

Drug Product

Packaging / Device Development

Patent Information

Other Project Issues

Regulatory Information

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

GGDA AGREEMENT AMENDMENT 2

APPENDIX 5.3A

COMPLETION CHECKLIST

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]	[***]
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CMC	Completed
Drug substance:
1. [***]
2. [***]	[***]
3. [***]
4. [***]
5. [***]
6. [***]
7. [***]
8. [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

GDA AGREEMENT — AMENDMENT 2

Appendix 5.3b

Transition Coordination Group Members

Zealand Pharma:

[***]

[***]

[***]

[***]

BI:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

GGDA AGREEMENT - AMENDMENT 2

Appendix 6.5

Status of Reports

ZP2929 Materials and Documentation [***]

[***]	[***]	[***]
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1. [***]	[***]	[***]
2. [***]	[***]	[***]
3. [***]	[***]	[***]
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5. [***]	[***]	[***]
6. [***]	[***]	[***]
7. [***]	[***]	[***]
8. [***]	[***]	[***]
9.. [***]	[***]	[***]
10. [***]	[***]	[***]
11.	[***]
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12. [***]	[***]	[***]
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14. [***]	[***]	[***]
15. [***]	[***]	[***]
16. [***]	[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]	[***]
17. [***]	[***]	[***]
18. [***]	[***]	[***]
19. [***]	[***]	[***]
[***]
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.